                                             Securities Act File No. 333-126647
                                      Investment Company Act File No. 811-21788
--------------------------------------------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-1A

                               -----------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]


                        Pre-Effective Amendment No.                         [ ]

                        Post-Effective Amendment No. 3                      [X]


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]


                                Amendment No. 3                             [X]


                               -----------------

                  SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.
              (Exact name of registrant as specified in charter)

                               -----------------

                   100 PARK AVENUE, NEW YORK, NEW YORK 10017
                   (Address of principal executive offices)

                Registrant's Telephone Number: 212-850-1864 or
                            Toll Free: 800-221-2450

                               -----------------

                         LAWRENCE P. VOGEL, Treasurer
                                100 Park Avenue
                           New York, New York 10017
                    (Name and address of agent for service)

                               -----------------

   It is proposed that this filing will become effective (check appropriate box):

   [ ] immediately upon filing pursuant to paragraph (b)

   [ ] on (date) pursuant to paragraph (b)

   [ ] 60 days after filing pursuant to paragraph (a)(1)

   [ ] on (date) pursuant to paragraph (a)(1)


   [X] 75 days after filing pursuant to paragraph (a)(2)


   [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

   If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

                                                                     PROSPECTUS

                                                               October   , 2006

Seligman
TargetHorizon ETF Portfolios, Inc.

          Asset Allocation Strategies Seeking to Manage Risk Over Time


..Seligman TargETFund 2045

..Seligman TargETFund 2035


..Seligman TargETFund 2025

..Seligman TargETFund 2015

..Seligman TargETFund Core


The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if these Funds are suitable for you.


Seligman TargetHorizon ETF Portfolios, Inc. is based on two processes developed by J. & W. Seligman & Co. Incorporated: Seligman Time Horizon Matrix/SM/ and Seligman Harvester/SM/, each an asset-allocation strategy. Seligman Time Horizon Matrix, Seligman Harvester, Seligman TargetHorizon ETF Portfolios, Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETFund 2015, Seligman TargETFund Core, and TargETFund are proprietary service marks of Seligman Advisors, Inc. Seligman Advisors, Inc. also holds a patent on the business methodologies and apparatus for implementing the Seligman Harvester Risk Management System.

ETF1 10/2006

                                  managed by
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

Table of Contents

THE FUNDS
      Overview.....................................................................  1
      Asset Allocation Strategies..................................................  1
      Investment Objectives and Principal Investment Strategies of the Funds.......  2
      Principal Risks of an Investment in the Funds................................  6
      Past Performance of the Funds................................................  7
      Fees and Expenses of the Funds...............................................  8
      Examples of Each Fund's Expenses............................................. 11
      Questions and Answers About the Funds........................................ 13
      Additional Information About the Funds' Investment Strategies and Risks...... 17
      Management................................................................... 19
THE UNDERLYING ETFS
      Types of Underlying ETFs..................................................... 25
      Certain Risks of the Underlying ETFs......................................... 26
SHAREHOLDER INFORMATION
      Deciding Which Class of Shares to Buy........................................ 30
      Pricing of Fund Shares....................................................... 36
      Opening Your Account......................................................... 36
      How to Buy Additional Shares................................................. 37
      How to Exchange Shares Among the Seligman Mutual Funds....................... 38
      How to Sell Shares........................................................... 38
      Important Policies That May Affect Your Account.............................. 40
      Frequent Trading of Fund Shares.............................................. 41
      Dividends and Capital Gain Distributions..................................... 42
      Taxes........................................................................ 43
THE SELIGMAN MUTUAL FUNDS.......................................................... 44
FINANCIAL HIGHLIGHTS............................................................... 47
APPENDIX A......................................................................... 50
HOW TO CONTACT US.................................................................. 51
FOR MORE INFORMATION .................................................back cover.......



The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

The Funds

Overview


J. & W. Seligman & Co. Incorporated (the "Manager") serves as the investment manager for Seligman TargETFund 2045 ("TargETFund 2045"), Seligman TargETFund 2035 ("TargETFund 2035"), Seligman TargETFund 2025 ("TargETFund 2025"), Seligman TargETFund 2015 ("TargETFund 2015") and Seligman TargETFund Core ("TargETFund Core"). Each Fund is a separate fund of Seligman TargetHorizon ETF Portfolios, Inc. (the "Series"). The Funds are designed for investors who are seeking to have their asset allocation decisions made by a professional investment manager. TargETFund 2045, TargETFund 2035, TargETFund 2025 and TargETFund 2015 are collectively referred to herein as the "Target Date Funds" and are named in accordance with a calendar year targeted by an investor for retirement or other investment goal. TargETFund Core is designed for investors who seek capital appreciation and preservation of capital with current income. As discussed below, each Fund uses "exchange-traded funds" or "ETFs" to implement its investment strategy.


Asset Allocation Strategies


Each Fund seeks to achieve its investment objective(s) based upon asset allocation strategies developed by the Manager: Seligman Time Horizon Matrix and Seligman Harvester. The foundation for these strategies is the historical observation that the relative risk of various asset classes changes over time. Based on these observations, the Manager believes that time, as well as asset allocation, can be used to diversify risk. The Manager uses both sophisticated statistical techniques and investment judgment to guide the asset allocations of each of the Funds. Extensive analyses of historical performance of asset classes are used to assess the relative risk of various asset allocations over different time periods. A series of questions and answers explaining more about Seligman Time Horizon Matrix and Seligman Harvester, as well as how an investor may invest in the Funds to take advantage of these strategies, appears later in this Prospectus under "Questions and Answers About the Funds."



The asset allocation for each Fund is strategic. With respect to the Target Date Funds, the longer the time to their respective target year, the greater the emphasis generally on investing in asset classes that historically have provided capital appreciation, although such asset classes have historically experienced short-term volatility greater than asset classes that have historically provided less capital appreciation. In general, for time periods of 10 years or more, the Manager typically will emphasize investments in domestic small- and mid-cap equity asset classes and international asset classes, including emerging markets. As investment horizons shorten, the relative risk of stocks and bonds begins to change, and the allocations to asset classes that have historically experienced higher short-term volatility are reduced in favor of an asset allocation that has historically experienced less short-term volatility. In addition, as their respective target years approach (i.e., at twenty years or less), the Target Date Funds will steadily increase emphasis on those asset classes that potentially provide higher income, although capital appreciation will continue to be a consideration. Thus, over time it is expected that the portfolio allocation of each of the Target Date Funds will steadily shift toward less aggressive large- and medium-capitalization and dividend-producing equity asset classes and real estate (in the form of real estate investment trusts ("REITs")), supplemented by an increasing allocation to the domestic fixed-income asset class. As further described below, TargETFund 2045 and TargETFund 2035 will maintain approximately their initial allocations until they begin their migration process, at which time these Funds are intended to become more conservative over time until their respective target years. Typically, Funds with 20 years or more to their target dates will have similar asset allocations. With regard to TargETFund Core, the Manager intends to allocate the Fund's assets among large- and medium-cap equity asset classes (including domestic and international), real estate (in the form of REITs) and domestic fixed-income asset classes.

Each Fund will seek to implement its strategies by investing in securities issued by those investment companies commonly referred to as "exchange-traded funds" or "ETFs", whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Generally, each ETF seeks to track a securities index or a basket of securities. The Manager believes that investments in ETFs provide each Fund with a cost-effective means of creating a diverse portfolio. A list of the indices tracked by the ETFs that the Funds may purchase is set forth on page 25 of this prospectus, although other indices and corresponding ETFs may be added from time to time as deemed appropriate by the Manager. The ETFs in which the Funds may invest are referred to herein as the "Underlying ETFs." In addition, in pursuing its investment objective(s), each Fund may also invest directly in U.S. Government securities, high quality short-term instruments, cash and cash equivalents.

In a manner consistent with each Fund's strategic allocation, the Manager will monitor and regularly modify each Fund's asset allocation as the Manager believes is appropriate based upon its ongoing research. In the event that the Manager believes market conditions warrant such action, it may make tactical or short term shifts in the weightings of various asset classes. With regard to the Target Date Funds (as further described below), the Manager will undertake a risk management process called "migration" which involves the ongoing reallocation of each Target Date Fund's investments in a manner that is designed to provide a periodic reduction in the expected volatility and an increase in potential income as the Target Date Funds move ever closer to their respective target year. Each of TargETFund 2045 and TargETFund 2035 will, under normal market conditions, maintain approximately their initial allocations until the Funds begin migration, at which time they are intended to become more conservative over time until (at their respective target date years) their investments are substantially similar to TargETFund Core.


The Manager will attempt to effect changes to the asset allocations of the Funds using capital inflows in order to minimize sales of the Underlying ETFs held by the Funds. In addition, the Manager will attempt to correlate required capital outflows (e.g., those necessary to meet redemptions) with modifications to the asset allocations of each of the Funds. By taking such actions, the Manager seeks to minimize (to the extent possible) the realization of capital gains by the Funds and related tax consequences as well as the portfolio turnover of the Funds. However, there can be no assurances that the Manager will be able to effectuate changes to allocations primarily through these actions. In connection with periodic reallocations by the Manager, it is anticipated that the Funds will sell shares of Underlying ETFs they hold, and that such sales could generate capital gains or losses and related tax consequences. For more information, please see "Dividend and Capital Gain Distributions" and "Taxes". Such trading activity would also increase a Fund's expenses due to transaction costs incurred in connection with the sale of the Underlying ETFs (i.e., brokerage and related costs).

Investment Objectives and Principal Investment Strategies of the Funds


SELIGMAN TARGETFUND 2045

INVESTMENT OBJECTIVE

Capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2045 approaches.

PRINCIPAL INVESTMENT STRATEGIES

TargETFund 2045 seeks to achieve its investment objective by investing at least 80% of its net assets in the Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2045, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2045. In this respect, under normal market conditions the Fund intends to maintain approximately its initial allocation (or such other allocation as may be deemed appropriate in the future) until 2025 when the TargETFund 2045 is intended to begin its migration process and become more conservative over time until (in 2045) its investments are substantially similar to TargETFund Core. During 2045, TargETFund 2045 will be combined with TargETFund Core and TargETFund 2045 shareholders will automatically become shareholders of TargETFund Core.

As of the date of this Prospectus, the approximate initial asset allocation to be used by the Manager for TargETFund 2045 is as follows:

      [CHART]

Small-Cap       25%
Mid-Cap         25%
Large-Cap       20%
International   30%


The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund 2045 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2045 to the international asset class (which includes emerging markets), the Manager may use Underlying ETFs that seek to replicate the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index(R)") or the Morgan Stanley Capital International Emerging Markets Index (the "MSCI Emerging Markets (EM) Index(R)") or a combination thereof.

SELIGMAN TARGETFUND 2035

INVESTMENT OBJECTIVE

Capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.

PRINCIPAL INVESTMENT STRATEGIES

TargETFund 2035 seeks to achieve its investment objective by investing at least 80% of its net assets in the Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2035, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2035. In this respect, the Fund intends to maintain approximately its initial allocation (or such other allocation as may be deemed appropriate in the future) until 2015 when the TargETFund 2035 is intended to begin its migration process and become more conservative over time until (in 2035) its investments are substantially similar to TargETFund Core. During 2035, TargETFund 2035 will be combined with TargETFund Core and TargETFund 2035 shareholders will automatically become shareholders of TargETFund Core.

As of the date of this Prospectus, the approximate initial asset allocation to be used by the Manager for TargETFund 2035 is as follows:

      [CHART]

Small-Cap       25%
Mid-Cap         25%
Large-Cap       20%
International   30%


The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund 2035 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2035 to the international asset class (which includes emerging markets), the Manager may use Underlying ETFs that seek to replicate the performance of the MSCI EAFE Index(R) or the MSCI Emerging Markets (EM) Index(R) or a combination thereof.


SELIGMAN TARGETFUND 2025

INVESTMENT OBJECTIVE

Capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2025 approaches.

PRINCIPAL INVESTMENT STRATEGIES

TargETFund 2025 seeks to achieve its investment objective by investing at least 80% of its net assets in the Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2025, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2025. In this respect, TargETFund 2025 is intended to become more conservative over time until (in 2025) its investments are substantially similar to TargETFund Core. During 2025, TargETFund 2025 will be combined with TargETFund Core and TargETFund 2025 shareholders will automatically become shareholders of TargETFund Core.


As of June 30, 2006, the approximate asset allocation target used by the Manager for TargETFund 2025 was as follows:

                                    [CHART]

Small-Cap            24%
Mid-Cap              25%
Large-Cap            20%
International        29%
REITs                 1%
Fixed Income          1%




The Manager may change allocation percentages and targeted asset classes at any time.


In allocating the assets of TargETFund 2025 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2025 to the international asset class (which includes emerging markets), the Manager may use Underlying ETFs that seek to replicate the performance of the MSCI EAFE Index(R) or the MSCI Emerging Markets (EM) Index(R) or a combination thereof.


SELIGMAN TARGETFUND 2015

INVESTMENT OBJECTIVE

Capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2015 approaches.

PRINCIPAL INVESTMENT STRATEGIES

TargETFund 2015 seeks to achieve its investment objective by investing at least 80% of its net assets in the Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2015, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2015. In this respect, TargETFund 2015 is intended to become more conservative over time until (in 2015) its investments are substantially similar to TargETFund Core. During 2015, TargETFund 2015 will be combined with TargETFund Core, and TargETFund 2015 shareholders will automatically become shareholders of TargETFund Core.


As of June 30, 2006, the approximate asset allocation target used by the Manager for TargETFund 2015 was as follows:


                                    [CHART]

Small-Cap       14%
Mid-Cap         24%
Large-Cap       21%
International   19%
REITs           10%
Fixed Income    12%






The Manager may change allocation percentages and targeted asset classes at any time.


In allocating the assets of TargETFund 2015 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2015 to the international equity asset class (which includes emerging markets), the Manager may use Underlying ETFs that seek to replicate the performance of the MSCI EAFE Index(R) or the MSCI Emerging Markets (EM) Index(R) or a combination thereof.


SELIGMAN TARGETFUND CORE

INVESTMENT OBJECTIVE

Capital appreciation and preservation of capital with current income.

PRINCIPAL INVESTMENT STRATEGIES

TargETFund Core seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund Core, the Manager will use an asset allocation strategy that is intended for a person who is retired or expected to retire within a short time or otherwise intends to seek withdrawals from invested assets. In this respect, TargETFund Core is designed for investors who are seeking capital appreciation and preservation of capital with current income.


As of June 30, 2006, the approximate asset allocation target used by the Manager for TargETFund Core was as follows:


                                    [CHART]

Mid-Cap         10%
Large-Cap       35%
International   10%
REITs           10%
Fixed Income    35%



The Manager may change allocation percentages and targeted asset classes at any time.


In allocating the assets of TargETFund Core consistent with the foregoing asset classes, the Manager intends to use a variety of Underlying ETFs that fall within the general asset classes described in the chart above. For example, in seeking to allocate assets of TargETFund Core to the domestic large-cap equity asset class, the Manager may use Underlying ETFs that seek to replicate the Standard & Poor's 500 Composite Stock Index (S&P 500(R)).

Principal Risks of an Investment in the Funds

An investment in any of the Funds, like an investment in any mutual fund, involves risks and could result in you losing money. An investment in a "fund of funds" involves other risks as well. The following describes the principal investment risks associated with investments in the Funds.

The value of each Fund will fluctuate with changes in the value of the Underlying ETFs or other securities in which it invests, and you could lose money if you sell your shares at a price lower than you paid for them.

Because the assets of each Fund will be invested primarily in the Underlying ETFs, each Fund's investment performance is directly related to the investment performance of the Underlying ETFs in which it invests. The ability of a Fund to realize its investment objective will depend, in part, on the effectiveness of the Manager's research and analysis in determining the appropriate asset allocation among the Underlying ETFs.

In addition to a Fund's operating expenses, you will indirectly pay your proportional share of the operating expenses of the Underlying ETFs. Thus, the expenses you pay as an investor in a Fund will be higher than if you invested directly in the Underlying ETFs.

There can be no assurances that the Funds will grow to or be able to maintain an economically viable size. If they do not, the Board of Directors of the Series may authorize the liquidation of any or all of the Funds. A liquidation can be authorized by the Board of Directors without a shareholder vote. The timing of any such liquidation might not be favorable to certain individual shareholders.

ETF RISKS

Each Fund is exposed to the same risks as the Underlying ETFs in direct proportion to the allocation of its assets among the Underlying ETFs.

.. Passive Investors--Each Underlying ETF is a "passive investor" and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An Underlying ETF may invest in all of the securities in such index or in a representative sample of such securities. The Underlying ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions.

.. Tracking Risk--The Underlying ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an Underlying ETF and the index it seeks to track can be due to, among other factors, the expenses that the Underlying ETF pays, regulatory constraints, investment strategies or techniques undertaken by an Underlying ETF (e.g., investments in options or futures) and changes to an underlying index. In addition, there may exist a lack of correlation between the securities in an index and those actually held by an Underlying ETF.

.. Net Asset Value--The market price of an Underlying ETF may be different from the net asset value of such Underlying ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Fund that invests in such an Underlying ETF could be adversely impacted.

.. Market Trading Risk--Although the Underlying ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such Underlying ETFs will be maintained. In addition, secondary market trading in the Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the Underlying ETFs will continue to be met or will remain unchanged.

In addition to the risks described above, each Fund is exposed to the same risks as the Underlying ETFs in respect of the specific investments made by the

Underlying ETFs, in direct proportion to the allocation of its assets among the Underlying ETFs. The principal risks to Fund shareholders of investing indirectly in ETFs are summarized below. A more detailed discussion of these risks is provided under "Certain Risks of the Underlying ETFs."

.. Large-Cap Companies--Investments in stocks of large US companies by the Underlying ETFs are subject to market risk. Stocks of large US companies have at times experienced periods of volatility and negative performance. During such periods, the value of large company stocks may decline.

.. Small-Cap Companies--Investments in these companies are subject to additional risks. For example, such companies typically have less financial and managerial resources and more limited product lines than large-capitalization companies. In addition, such companies may be thinly traded and therefore subject to greater price volatility.

.. Foreign Investments and Emerging Markets Securities--Investments in foreign issuers expose investors to currency fluctuations, foreign taxation, settlement and custody risk, and changes in political conditions. Foreign investments may also include securities of issuers located in emerging countries. These countries may have relatively unstable governments and less diversified industrial bases.

.. Real Estate Companies--Investments in real estate companies (i.e., companies that, at the time of initial purchase, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or have at least 50% of their assets in such real estate) such as real estate investment trusts ("REITs") are subject to additional risks. None of the Underlying ETFs will generally invest in real estate directly, but certain Underlying ETFs may invest in securities issued by real estate companies. As a result, such Underlying ETFs are subject to the risks associated with the direct ownership of real estate. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws and property casualty.

.. Sector Volatility and Non-Diversified Portfolios--Certain Underlying ETFs are subject to sector volatility or may be non-diversified thus creating additional risks.

.. Fixed Income--Investments in fixed income securities by the Underlying ETFs may involve interest-rate risk, credit risk or market risk.

.. Illiquid Securities and Derivatives--Certain of the Underlying ETFs may invest in illiquid securities. Certain of the Underlying ETFs may invest in derivatives. These investments involve higher risk and may subject the Underlying ETFs to higher price volatility.


TEMPORARY DEFENSIVE POSITIONS OF THE FUNDS

The Funds may from time to time take temporary defensive positions that are inconsistent with their principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent a Fund from achieving its objective.


PORTFOLIO HOLDINGS

A description of the Series' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance of the Funds


TargETFund 2045 and TargETFund 2035 are new Funds of the Series and, as such, neither Fund has any past performance. TargETFund 2025, TargETFund 2015 and TargETFund Core each have less than one calendar year of performance, and their performance will be available in the Series' next available update of its Prospectus.

Fees and Expenses of the Funds

The tables below summarize the fees and expenses that you may pay as a shareholder of each Fund. Each class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from a Fund's assets and are therefore paid indirectly by you and other investors in such Fund.

SHAREHOLDER FEES FOR EACH FUND:

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  CLASS A     CLASS B CLASS C CLASS D CLASS R
-----------------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                         4.75%            5%     2%       1%      1%
-----------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases
   (as a % of offering price)                                             4.75%/(1)(2)/  none     1%     none    none
-----------------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
   (as a % of original purchase price or current net asset value,
   whichever is less)                                                      none/(1)/       5%     1%       1%      1%
-----------------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
(2)Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value.

The Fund expenses shown in the tables below do not include the pro rata expenses of the Underlying ETFs. The Fund expenses shown in these tables would be higher if such expenses were included.


TARGETFUND 2045 ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):
(as a percentage of average net assets)



FEES AND EXPENSES                                                    CLASS A CLASS B CLASS C CLASS D CLASS R
------------------------------------------------------------------------------------------------------------
Management fees                                                        0.50%   0.50%   0.50%   0.50%   0.50%
------------------------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees                               0.25    1.00    1.00    1.00    0.50
------------------------------------------------------------------------------------------------------------
Other expenses/(2)/                                                    1.19    1.19    1.19    1.19    1.19
------------------------------------------------------------------------------------------------------------
Total gross operating expenses/(1)/                                    1.94    2.69    2.69    2.69    2.19
(1)Less: Fee waiver and/or expense reimbursement                      (0.96)  (0.96)  (0.96)  (0.96)  (0.96)
------------------------------------------------------------------------------------------------------------
Total net operating expenses (after fee waiver and/or reimbursement)   0.98    1.73    1.73    1.73    1.23
------------------------------------------------------------------------------------------------------------


(2)Calculations are based on estimated expenses of the Fund for the period of October 2, 2006 to September 30, 2007. Amounts shown exclude organization and offering costs estimated at $__________, which are being paid directly by the Manager. Effective October 2, 2006 through at least January 31, 2008, the Manager contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of the Fund's average daily net assets. Certain expenses, including custodian expenses, registrar and transfer agent expenses, Directors' fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by the Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in the Underlying ETFs. "Other expenses" do not include the expenses of the Underlying ETFs, which range from 0.10% to 0.75% per annum of such ETFs average daily net assets. At June 30, 2006, the weighted average of the expenses of the Underlying ETFs in which the Fund intends to invest was 0.27%.

TARGETFUND 2035 ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):
(as a percentage of average net assets)



FEES AND EXPENSES                                                    CLASS A CLASS B CLASS C CLASS D CLASS R
------------------------------------------------------------------------------------------------------------
Management fees                                                        0.50%   0.50%   0.50%   0.50%   0.50%
------------------------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees                               0.25    1.00    1.00    1.00    0.50
------------------------------------------------------------------------------------------------------------
Other expenses/(2)/                                                    1.19    1.19    1.19    1.19    1.19
------------------------------------------------------------------------------------------------------------
Total gross operating expenses/(1)/                                    1.94    2.69    2.69    2.69    2.19
-------------
(1)Less: Fee waiver and/or expense reimbursement                      (0.96)  (0.96)  (0.96)  (0.96)  (0.96)
------------------------------------------------------------------------------------------------------------
Total net operating expenses (after fee waiver and/or reimbursement)   0.98    1.73    1.73    1.73    1.23
------------------------------------------------------------------------------------------------------------


(2)Calculations are based on estimated expenses of the Fund for the period of October 2, 2006 to September 30, 2007. Amounts shown exclude organization and offering costs estimated at $__________, which are being paid directly by the Manager. Effective October 2, 2006 through at least January 31, 2008, the Manager contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of the Fund's average daily net assets. Certain expenses, including custodian expenses, registrar and transfer agent expenses, Directors' fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by the Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in the Underlying ETFs. "Other expenses" do not include the expenses of the Underlying ETFs, which range from 0.10% to 0.75% per annum of such ETFs average daily net assets. At June 30, 2006, the weighted average of the expenses of the Underlying ETFs in which the Fund intends to invest was 0.27%.


TARGETFUND 2025 ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):
(as a percentage of average net assets)


FEES AND EXPENSES                                                    CLASS A CLASS B CLASS C CLASS D CLASS R
------------------------------------------------------------------------------------------------------------
Management fees                                                        0.50%   0.50%   0.50%   0.50%   0.50%
------------------------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees                               0.25    1.00    1.00    1.00    0.50
------------------------------------------------------------------------------------------------------------
Other expenses/(2)/                                                    1.90    1.90    1.90    1.90    1.90
------------------------------------------------------------------------------------------------------------
Total gross operating expenses/(1)/                                    2.65    3.40    3.40    3.40    2.90
-------------
(1)Less: Fee waiver and/or expense reimbursement                      (1.67)  (1.67)  (1.67)  (1.67)  (1.67)
------------------------------------------------------------------------------------------------------------
Total net operating expenses (after fee waiver and/or reimbursement)   0.98    1.73    1.73    1.73    1.23
------------------------------------------------------------------------------------------------------------


(2)Calculations are based on annualized expenses of the Fund for the period of October 3, 2005 to March 31, 2006. Amounts shown exclude organization and offering costs of $137,021, which was paid directly by the Manager. Effective May 15, 2006 through at least January 31, 2008, the Manager contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of the Fund's average daily net assets. This fee waiver and/or expense reimbursement is reflected above under "Total net operating expenses". Certain expenses, including custodian expenses, registrar and transfer agent expenses, Directors' fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by the Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in the Underlying ETFs. "Other expenses" do not include the expenses of the Underlying ETFs, which range from 0.10% to 0.75% per annum of such ETFs average daily net assets. At
   June 30, 2006, the weighted average of the expenses of the Underlying ETFs in which the Fund invests was 0.27%.

TARGETFUND 2015 ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):
(as a percentage of average net assets)


FEES AND EXPENSES                                                    CLASS A CLASS B CLASS C CLASS D CLASS R
------------------------------------------------------------------------------------------------------------
Management fees                                                        0.50%   0.50%   0.50%   0.50%   0.50%
------------------------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees                               0.25    1.00    1.00    1.00    0.50
------------------------------------------------------------------------------------------------------------
Other expenses/(2)/                                                    1.82    1.82    1.82    1.82    1.82
------------------------------------------------------------------------------------------------------------
Total gross operating expenses/(1)/                                    2.57    3.32    3.32    3.32    2.82
-------------
(1)Less: Fee waiver and/or expense reimbursement                      (1.59)  (1.59)  (1.59)  (1.59)  (1.59)
------------------------------------------------------------------------------------------------------------
Total net operating expenses (after fee waiver and/or reimbursement)   0.98    1.73    1.73    1.73    1.23
------------------------------------------------------------------------------------------------------------


(2)Calculations are based on annualized expenses of the Fund for the period October 3, 2005 to March 31, 2006. Amounts shown exclude organization and offering costs of $137,021, which was paid directly by the investment manager. Effective May 15, 2006 through at least January 31, 2008, the investment manager contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of the Fund's average daily net assets. This fee waiver and/or expense reimbursement is reflected above under "Total net operating expenses". Certain expenses, including custodian expenses, registrar and transfer agent expenses, Directors' fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by the Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in the Underlying ETFs. "Other expenses" do not include the expenses of the Underlying ETFs, which range from 0.10% to 0.75% per annum of such ETFs average daily net assets. At June 30, 2006, the weighted average of the expenses of the Underlying ETFs in which the Fund invests was 0.25%.


TARGETFUND CORE ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):
(as a percentage of average net assets)


FEES AND EXPENSES                                                    CLASS A CLASS B CLASS C CLASS D CLASS R
------------------------------------------------------------------------------------------------------------
Management fees                                                        0.50%   0.50%   0.50%   0.50%   0.50%
------------------------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees                               0.25    1.00    1.00    1.00    0.50
------------------------------------------------------------------------------------------------------------
Other expenses/(2)/                                                    1.11    1.11    1.11    1.11    1.11
------------------------------------------------------------------------------------------------------------
Total gross operating expenses/(1)/                                    1.86    2.61    2.61    2.61    2.11
-------------
(1)Less: Fee waiver and/or expense reimbursement                      (0.88)  (0.88)  (0.88)  (0.88)  (0.88)
------------------------------------------------------------------------------------------------------------
Total net operating expenses (after fee waiver and/or reimbursement)   0.98    1.73    1.73    1.73    1.23
------------------------------------------------------------------------------------------------------------


(2)Calculations are based on annualized expenses of the Fund for the period October 3, 2005 to March 31, 2006. Amounts shown exclude organization and offering costs of $137,021, which was paid directly by the Manager. Effective May 15, 2006 through at least January 31, 2008, the Manager contractually agreed to waive its management fee and/or to reimburse the Fund's expenses the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of the Fund's average daily net assets. This fee waiver and/or expense reimbursement is reflected above under "Total net operating expenses". Certain expenses, including custodian expenses, registrar and transfer agent expenses, Directors' fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by the Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in the Underlying ETFs. "Other expenses" do not include the expenses of the Underlying ETFs, which range from 0.10% to 0.48% per annum of such ETFs average daily net assets. At
   June 30, 2006, the weighted average of the expenses of the Underlying ETFs in which the Fund invests was 0.23%.

Examples of Each Fund's Expenses


These examples are intended to help you compare the costs of investing in each Fund with the costs of investing in other mutual funds. They assume that
(1) you invest $10,000 in each Fund at the beginning of each period shown (and pay any applicable sales charge), (2) your investment in each Fund has a 5% return each year, and (3) each Fund's operating expenses (including the management fee) are (i) the Fund's net operating expenses through January 31, 2008 (which reflect the applicable contractual expense reimbursement/fee waiver arrangement described above) and (ii) after January 31, 2008, the Fund's total gross operating expenses shown above. They do not reflect the fees and expenses paid by the Underlying ETFs. TargETFund 2045 and TargETFund 2035 are new and, as such, only their 1- and 3-year periods are provided. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         TARGETFUND 2045

                         If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):

                                                    1 YEAR           3 YEARS
                                                    ------           -------
                             Class A                 $570            $  935
                         -------------------------------------------------------------
                             Class B                  676             1,012
                         -------------------------------------------------------------
                             Class C                  373               805
                         -------------------------------------------------------------
                             Class D                  276               712
                         -------------------------------------------------------------
                             Class R                  225               560
                         -------------------------------------------------------------

                         TARGETFUND 2035

                         If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):

                                                    1 YEAR           3 YEARS
                                                    ------           -------
                             Class A                 $570            $  935
                         -------------------------------------------------------------
                             Class B                  676             1,012
                         -------------------------------------------------------------
                             Class C                  373               805
                         -------------------------------------------------------------
                             Class D                  276               712
                         -------------------------------------------------------------
                             Class R                  225               560
                         -------------------------------------------------------------



                    TARGETFUND 2025

                    If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):

                                 1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                 ------      -------     -------     --------
                    Class A       $570       $1,054      $1,620       $3,156
                    -------------------------------------------------------------
                    Class B        676        1,134       1,775        3,360*
                    -------------------------------------------------------------
                    Class C        373          926       1,659        3,597
                    -------------------------------------------------------------
                    Class D        276          834       1,575        3,532
                    -------------------------------------------------------------
                    Class R        225          684       1,328        3,061
                    -------------------------------------------------------------




                             TARGETFUND 2045

                             If you do not sell your shares at the end of each period, your costs would be:

                                                   1 YEAR              3 YEARS
                                                   ------              -------
                             Class A                $570                $935
                             --------------------------------------------------------------
                             Class B                 176                 712
                             --------------------------------------------------------------
                             Class C                 274                 805
                             --------------------------------------------------------------
                             Class D                 176                 712
                             --------------------------------------------------------------
                             Class R                 125                 560
                             --------------------------------------------------------------

                             TARGETFUND 2035

                             If you do not sell your shares at the end of each period, your costs would be:

                                                   1 YEAR              3 YEARS
                                                   ------              -------
                             Class A                $570                $935
                             --------------------------------------------------------------
                             Class B                 176                 712
                             --------------------------------------------------------------
                             Class C                 274                 805
                             --------------------------------------------------------------
                             Class D                 176                 712
                             --------------------------------------------------------------
                             Class R                 125                 560
                             --------------------------------------------------------------



                    TARGETFUND 2025

                    If you do not sell your shares at the end of each period, your costs would be:

                                 1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                 ------      -------      -------     --------
                    Class A       $570       $1,054       $1,620       $3,156
                    --------------------------------------------------------------
                    Class B        176          834        1,575        3,360*
                    --------------------------------------------------------------
                    Class C        274          926        1,659        3,597
                    --------------------------------------------------------------
                    Class D        176          834        1,575        3,532
                    --------------------------------------------------------------
                    Class R        125          684        1,328        3,061
                    --------------------------------------------------------------

                TARGETFUND 2015

                If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges) :

                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                   ------    -------    -------    --------
                    Class A         $570     $1,041     $1,591      $3,088
                -------------------------------------------------------------
                    Class B          676      1,121      1,745       3,293*
                -------------------------------------------------------------
                    Class C          373        912      1,630       3,531
                -------------------------------------------------------------
                    Class D          276        821      1,545       3,466
                -------------------------------------------------------------
                    Class R          225        670      1,298       2,991
                -------------------------------------------------------------

                TARGETFUND CORE

                If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):

                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                   ------    -------    -------    --------
                    Class A         $570     $  922     $1,327      $2,458
                -------------------------------------------------------------
                    Class B          676        998      1,479       2,671*
                -------------------------------------------------------------
                    Class C          373        791      1,366       2,927
                -------------------------------------------------------------
                    Class D          276        698      1,279       2,856
                -------------------------------------------------------------
                    Class R          225        546      1,024       2,347
                -------------------------------------------------------------

-------------
* Class B shares will automatically convert to Class A shares approximately eight years after purchase.


                TARGETFUND 2015

                If you do not sell your shares at the end of each period, your cost would be:

                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                    ------     -------     -------     --------
                    Class A          $570      $1,041      $1,591       $3,088
                -------------------------------------------------------------------
                    Class B           176         821       1,545        3,293*
                -------------------------------------------------------------------
                    Class C           274         912       1,630        3,531
                -------------------------------------------------------------------
                    Class D           176         821       1,545        3,466
                -------------------------------------------------------------------
                    Class R           125         670       1,298        2,991
                -------------------------------------------------------------------

                TARGETFUND CORE

                If you do not sell your shares at the end of each period, your cost would be:

                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                    ------     -------     -------     --------
                    Class A          $570      $  922      $1,327       $2,458
                -------------------------------------------------------------------
                    Class B           176         698       1,279        2,671*
                -------------------------------------------------------------------
                    Class C           274         791       1,366        2,927
                -------------------------------------------------------------------
                    Class D           176         698       1,279        2,856
                -------------------------------------------------------------------
                    Class R           125         546       1,024        2,347
                -------------------------------------------------------------------

Questions and Answers About the Funds

Q:WHICH FUND SHOULD I CONSIDER?


A:TargETFund 2045, TargETFund 2035, TargETFund 2025 and TargETFund 2015 are named in accordance with a calendar year targeted by an investor for retirement or other investment goal. TargETFund Core is designed for investors who seek capital appreciation and preservation of capital with current income.


Q:WHAT ARE THE FUNDS' ASSET ALLOCATION STRATEGIES?

A:The Funds invest a percentage of their assets in the Underlying ETFs based on two asset allocation strategies developed by the Manager: Seligman Time Horizon Matrix and Seligman Harvester. These strategies are based on the Manager's belief that, over time, shareholders who use a prudent risk management and asset allocation process should see better investment results than shareholders who let their emotions drive their investment behavior. Implementation and execution of the Time Horizon and Harvester strategies, through funds designed to meet specific financial goals, provide investors with an asset allocation strategy that studies suggest they are unlikely to implement on their own.


Q:CAN I TAKE ADVANTAGE OF SELIGMAN TIME HORIZON MATRIX AND SELIGMAN HARVESTER
  ASSET ALLOCATION STRATEGIES BY SIMPLY INVESTING IN THE FUNDS?

A:Yes. TargETFund 2045, TargETFund 2035, TargETFund 2025 and TargETFund 2015 each are "target-date funds" that seek to implement Seligman Time Horizon Matrix by investing a specified percentage of their respective assets in the Underlying ETFs. However, although TargETFund 2045 and TargETFund 2035 are each a Target Date Fund, these Funds will not begin a migration strategy until approximately 2025 for TargETFund 2045 and until approximately 2015 for TargETFund 2035. TargETFund Core seeks to implement the Seligman Harvester asset allocation strategy also by investing a specified percentage of its assets in various Underlying ETFs. Each strategy is explained in detail below.


Q:WHAT ARE TARGET-DATE FUNDS?

A:In general, target-date funds periodically shift allocations from historically more aggressive to less aggressive asset classes, which provides investors with a simple, convenient and disciplined means of employing a professionally managed diversification process over long time-frames.

Q:IS EACH FUND AN ETF?

A:No. Each Fund is a mutual fund that invests in a variety of ETFs.
  ETFs--exchange-traded funds--are investment companies that generally seek to track a securities index or baskets of securities. They are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market.

Q:WHAT IS THE BASIS FOR EACH FUND'S STRATEGY?

A:Each Fund benefits from the Manager's extensive, ongoing research into the relationship between time and the relative risk of various asset classes.


.. TargETFund 2045: Under normal market conditions, this Fund invests in Underlying ETFs that invest in domestic small-, mid- and large-cap equity asset classes and international equity asset classes, including emerging markets. The proportion of the overall portfolio invested in any one asset class is based on the Manager's research findings that show such asset classes have been essential to overcome the effect of inflation and to benefit from compounding returns over long time frames. The Manager includes the international asset class because it believes that the international equity asset class has the potential to provide competitive returns as well as diversification. Under normal market conditions, the Fund will approximately maintain its initial allocation to aggressive asset classes until 2025 when the TargETFund 2045 is intended to become more conservative over time until (in 2045) its investments are substantially similar to TargETFund Core.

.. TargETFund 2035: Under normal market conditions, this Fund invests in Underlying ETFs that invest in domestic small-, mid- and large-cap equity asset classes and international equity asset classes, including emerging markets. The proportion of the overall portfolio invested in any one asset class is based on the Manager's research findings that show such asset classes have been essential to overcome the effect of inflation and to benefit from compounding returns over long time frames. The Manager includes the international asset class because it believes that the international equity asset class has the potential to provide competitive returns as well as diversification. Under normal market conditions, the Fund will approximately maintain its initial allocation to aggressive asset classes until 2015 when the TargETFund 2035 is intended to become more conservative over time until (in 2035) its investments are substantially similar to TargETFund Core.


.. TargETFund 2025: Under normal market conditions, this Fund invests in Underlying ETFs that invest in domestic small-, mid- and large-cap equity asset classes and international equity asset classes, including emerging markets. The proportion of the overall portfolio invested in any one asset class is based on the Manager's research findings that show such asset classes have been essential to overcome the effect of inflation and to benefit from compounding returns over long time frames. The Manager includes the international asset class because it believes that the international equity asset class has the potential to provide competitive returns as well as diversification.

.. TargETFund 2015: Under normal market conditions, this Fund invests in Underlying ETFs that invest in domestic small-, mid- and large-cap equity asset classes and international equity asset classes, including emerging markets. In addition, this Fund under normal market conditions invests in Underlying ETFs that invest in the real estate asset class (in the form of REITs) and in Underlying ETFs that invest in the fixed-income asset class. The Manager believes that exposure to the real estate asset class (i.e., REITs) can provide relative diversification and high liquidity and reduce volatility in yield and market values. An allocation to the fixed income asset class is included in an attempt to provide relative diversification and stability and some current income.


.. TargETFund Core: Under normal market conditions, this Fund invests in Underlying ETFs that invest in (i) domestic mid- and large-cap equity asset classes; (ii) international asset classes (not including emerging markets);
   (iii) the real estate asset class (in the form of REITs); and (iv) the fixed-income asset class (including Underlying ETFs that invest in US government securities). The Fund normally does not include allocations to ETFs that invest in the small-cap or emerging markets equity asset classes. This reflects the Manager's opinion that these asset classes are too volatile and speculative for investors who wish to conserve their capital and generate an income stream. As with TargETFund 2015, the Manager believes that exposure to the real estate asset class (i.e., REITs) can provide relative diversification and high liquidity and reduce volatility in yield and market values. Similarly, exposure to the fixed income asset class is included in an attempt to provide relative diversification, stability and income. An allocation to Underlying ETFs that invest in US government securities is included because the Manager believes that such an allocation can help protect against sudden market downturns that could erode capital, especially if they occur when income is withdrawn.

Q:WHAT IS SELIGMAN TIME HORIZON MATRIX?

A:Seligman Time Horizon Matrix is a multidiscipline strategy designed for investors seeking to manage market risk and build wealth over time. The strategy is based on historical calendar-year performance of various asset classes since 1950 and may be updated as the Manager deems appropriate. The foundation for this strategy is the historical observation that the relative risk of various asset classes changes over time. Based on these observations, the Manager believes that time, as well as asset allocation, can be used to diversify risk. Through its systematic investment approach that seeks to meet financial goals, Seligman Time Horizon Matrix seeks to manage the impact of market fluctuations. A basic premise of Seligman Time Horizon Matrix is to stay invested throughout market fluctuations rather than trying to time general market movements and avoid volatility by jumping in and out of various investments. As investment history has shown, it has been nearly impossible to time the markets successfully on a consistent basis.

Q:WHAT IS SELIGMAN HARVESTER?

A:Seligman Harvester (which is incorporated into Seligman Time Horizon Matrix)
  is an asset allocation strategy designed for investors who seek current income and capital preservation as well as growth of capital. This strategy is designed for investors who need to withdraw income from accumulated assets, and who, therefore, may be more sensitive to the volatility of their investments. For example, if you withdraw a fixed amount of an investment in a down market you deplete more capital than you would in an up market because you have to sell more of your investment to produce the desired withdrawal. Further, if the market rebounds, fewer assets will be left to take part in the upswing. The Seligman Harvester strategy seeks to reduce such risks
  through appropriate          allocation to historically less volatile asset
  classes. If you purchase TargETFund Core and are seeking to withdraw income from this Fund, the Manager recommends that you consult a financial and/or tax advisor to develop an appropriate withdrawal strategy that includes, for example, such factors as your liquidity needs, other sources of income, and tax considerations.

Q:HOW WAS SELIGMAN TIME HORIZON MATRIX DEVELOPED?

A:Seligman Time Horizon Matrix is the result of extensive proprietary research by the Manager that examines the performance of different asset classes over various time periods. Although past performance of asset classes is not a guarantee of future results, the Manager believes that an analysis of historical performance can provide guidelines that help make prudent long-term investment decisions. The Manager's research shows that, historically, as time frames lengthen, market volatility and the relative risk among various asset classes have changed.

  For example, small-company stocks have been relatively volatile when compared with Treasury bills over a number of different one-year holding periods. However, when holding periods have been extended, the relative risk between small-company stocks and Treasury bills has been more closely aligned. In fact, this research demonstrates that in any 20 calendar-year holding period since 1950 the worst performance of small-company stocks surpassed the best performance of Treasury bills. Seligman Time Horizon Matrix is the result of similar comparisons among all the asset classes described in Appendix A over one-, five-, 10-, 20- and 30-year holding periods. Of course, past performance is not a guarantee of future results.

Q:HOW WAS SELIGMAN HARVESTER DEVELOPED?

A:Seligman Harvester also was developed through proprietary research conducted by the Manager. Using sophisticated statistical techniques to analyze asset class returns since 1950, this research tested different combinations of withdrawal strategies and asset allocations to assess the probability of conserving capital while realizing current income. Like Seligman Time Horizon Matrix, Seligman Harvester may be updated. One of the key design parameters for a Harvester portfolio was to develop an allocation that would have had no negative investment results over any five-year period since 1950. The Manager's research indicates that an asset allocation comprising equities (including real estate securities), fixed income and US government securities was particularly effective in conserving capital over long time periods when used with certain withdrawal strategies. Under normal market conditions, the Seligman TargETFund Core intends to maintain an asset allocation that includes such asset classes.

Q:HOW DO THE TARGETFUNDS IMPLEMENT THE TIME HORIZON MATRIX AND HARVESTER
  STRATEGIES?


A:TargETFund 2025 and TargETFund 2015 seek to reduce an investor's portfolio volatility on a periodic basis through "migration." Migration involves periodically shifting portfolio investments from historically more volatile asset classes to historically less volatile asset classes. This process continues in accordance with the recommendations in Seligman Time Horizon Matrix, until the portfolio matches the asset allocation recommended by TargETFund Core. As discussed above, TargETFund 2025 and TargETFund 2015 have automatically implemented this strategy. TargETFund 2045 and TargETFund 2035 will automatically implement migration in 2025 and 2015, respectively. TargETFund Core, which seeks to maintain its target allocation, does not use migration.


Q:WHY SHOULDN'T I JUST INVEST IN THE UNDERLYING ETFS DIRECTLY?


A:Investing in the Funds offers you the choice of turnkey convenience and simplicity. For example, your statements will detail only one Fund rather than all the various individual Underlying ETFs. Moreover, by using cash flows and periodic adjustments, the Manager will seek to maintain an investment in each of the Underlying ETFs that approximates, to the extent possible, the targeted allocations. By contrast, if you choose to invest in the Underlying ETFs separately, you would have to make these adjustments yourself.

Additional Information About the Funds' Investment Strategies and Risks

As mentioned above, each Fund pursues its investment objective by investing in the Underlying ETFs. Each Fund may also invest up to 20% of its net assets in US government securities, high-quality short-term instruments, cash and cash equivalents. The Funds may, from time to time, take temporary defensive positions that are inconsistent with their respective strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Funds from achieving their respective objective(s).

A Fund may purchase or sell shares of the Underlying ETFs, US government securities and high-quality short-term instruments: (a) to accommodate purchases and sales of its shares; (b) in respect of the Target Date Funds, to implement the process of migration as discussed under "Asset Allocation Strategies" and "Questions and Answers about the Funds"; (c) to adjust the percentages of its assets invested in each of the Underlying ETFs, US government securities, high-quality short-term instruments, cash and cash equivalents in response to economic, market or other conditions and changes in Seligman Time Horizon Matrix.


As mentioned above, under normal conditions, the Manager intends periodically to reallocate its investments in the Underlying ETFs. This process may generate net capital gains (including short-term capital gains that are generally taxed to investors at ordinary income tax rates) to investors in the Funds. The Manager will seek to minimize the realization of net capital gains by allocating both positive and negative cash flows (realized from purchases and sales of Fund shares) in a manner that periodically moves the actual positions in the Underlying ETFs toward the asset allocation ranges deemed appropriate by the Manager. However, the reallocation process may generate net capital gains for investors that are higher than the net capital gains ordinarily incurred by an investor through an asset allocation strategy that has broader investment ranges or an asset allocation strategy designed by the investor.

Investors in the Funds may bear expenses directly or indirectly through sales of securities held by the Funds and the Underlying ETFs that result in realization of ordinary income or taxable gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates).


Except for its fundamental policies, each Fund may change its principal strategies if the Board of Directors believes doing so is consistent with that Fund's objective. In addition, the Underlying ETFs, US government securities and short-term instruments in which each Fund may invest, the asset allocations, and the investments in each Underlying ETF may be changed from time to time without shareholder approval. However, each Fund's objective(s) and its fundamental policies may be changed only with shareholder approval.


Each Fund is subject to the risk that the asset allocation strategy used by the Manager may fail to produce the intended results. The historical data on which Seligman Time Horizon Matrix and Seligman Harvester are based involve the performance of various asset classes. Past performance (before and after taxes), however, is not a guarantee of future performance. Moreover, the investments of the Underlying ETFs may differ significantly from the securities that comprise those asset classes, and there is a risk that the performance of the Underlying ETFs will not be the same as the performance of those asset classes.

A Fund may not be able to pay or timely pay redemption proceeds within the period stated in the Prospectus because of unusual market or other conditions.

There is no guarantee that investors will realize their investment goals by investing in one or more of the Funds. Investors should carefully consider the risks and tax consequences involved with an investment in one or more of the Funds.

A more complete description of the risks associated with the investment practices of the Underlying ETFs is provided under "Certain Risks of the Underlying ETFs" in this Prospectus and in "The Underlying ETFs" in the Series' Statement of Additional Information.

Management

The Board of Directors of the Series provides broad supervision over the affairs of each Fund.

The Manager of each Fund, J. & W. Seligman & Co. Incorporated, is located at 100 Park Avenue, New York, New York 10017. The Manager is responsible for each Fund's investments and administers each Fund's business and other affairs.


Established in 1864, the Manager currently serves as manager to 24 US registered investment companies, which offer 60 investment portfolios with approximately $11 billion in assets as of June 30, 2006. The Manager also provides investment management or advice to institutional or other accounts having an aggregate value at June 30, 2006 of approximately $7.6 billion.

Each Fund pays the Manager a management fee for its advisory services. The fee rate declines as each Fund's net assets increase. The management fee rates are equal to an annual rate of 0.50% of each Fund's average daily net assets for up to $500 million of net assets per Fund, 0.45% of each Fund's average daily net assets from $500 million to $1 billion of net assets per Fund and 0.40% of each Fund's average daily net assets in excess of $1 billion per Fund.

Effective through at least January 31, 2008, the Manager has contractually undertaken to waive its management fee and/or to reimburse each Fund's expenses to the extent that each of the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of the Fund's average daily net assets.


In addition to the management fees paid by each of the Funds, investors will bear their pro-rata portion of the management fees charged by the Underlying ETFs. This will result in an investor paying higher overall fees than if the investor purchased the Underlying ETFs directly.

PORTFOLIO MANAGEMENT

Mr. Charles W. Kadlec and Mr. John B. Cunningham are each Co-Portfolio Managers of the Funds and Vice Presidents of the Series. Mr. Kadlec is also a Managing Director and Director of the Manager. Mr. Kadlec is also the President of Seligman Advisors, Inc. and Seligman Services, Inc. and is responsible for overseeing the business operations of each. He is also a Vice President and Portfolio Manager of Seligman Time Horizon/Harvester Series, Inc. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix and Seligman Harvester. He is also Vice President of Tri-Continental Corporation.

Mr. Kadlec joined the Manager in December 1985 and has since held various positions. In 1997, he became Chief Investment Strategist for Seligman Advisors and in 2002 assumed additional responsibilities as the Director of High Net Worth Marketing. In 2004, he became Executive Vice President of Seligman Advisors and assumed his current position with Seligman Advisors in January 2005.


Mr. Cunningham is also a Vice President and Portfolio Manager of Seligman Common Stock Fund, Tri-Continental Corporation and Seligman Income and Growth Fund, Inc. He is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Common Stock Portfolio. Mr. Cunningham is also a Managing Director and Chief Investment Officer of the Manager. Prior to joining the Manager in 2004, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management ("SBAM") and Group Head of SBAM's Equity Team. Prior to 2001, he was Director, Portfolio Manager of SBAM.


Mr. Kadlec and Mr. Cunningham each have decision-making authority with respect to each Fund's investments. They are responsible for the direction and interpretation of the ongoing statistical research that, in combination with their investment judgment, forms the basis of changes in the asset allocations of the Funds. In addition, they are responsible for managing cash inflows and outflows and the migration process.

Mr. Gary Terpening provides assistance in managing the Funds through his research and contributions to investment decisions with respect to the design of the overall asset allocations and through the recommendation of specific Underlying ETFs for the implementation of those allocation strategies. Mr. Terpening is Vice President of the Manager (since 2000) and Seligman Advisors (since 1998).


The Series' Statement of Additional Information provides additional information about the compensation of the individuals named above (the "Portfolio Managers"), other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities of the Funds.



AFFILIATES OF THE MANAGER:
Seligman Advisors, Inc.:

Each Fund's distributor; responsible for accepting orders for purchases and sales of Fund shares.


Seligman Services, Inc.:
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. ("SDC"):
Each Fund's shareholder service agent; provides shareholder account services to the Funds at cost.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS

In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?

A. The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.

Q2.DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
   SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest. A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is set forth in each Fund's Statement of Additional Information.

Q4.WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E., AFTER
   4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations. The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds' policies is set forth in each Fund's prospectus.

Q6.HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?

A. The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7.DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?


A. Like other members of the mutual fund industry, Seligman has considered, and continues to consider, numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9.IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
   MARKET TIMING OR LATE TRADING?

A. Since February 2004, Seligman has been in discussion with the New York staff of the SEC and the Office of the New York Attorney General ("Attorney General") in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman's voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.

   Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman has objected to the Attorney General's seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General's inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

   At the end of September 2005, the Attorney General indicated that it intends to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

   Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

   Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Q10.DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.




Q11.HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
    OVERALL INTERNAL REVIEW?


A. One employee has left Seligman.

The Underlying ETFs


Types of Underlying ETFs

In pursuing their respective investment objectives, each Fund will invest in certain of the Underlying ETFs in accordance with the asset allocation and investment strategies contained in this prospectus. The Underlying ETFs in which the Funds may invest include those that seek to track the indices set forth below by primary asset class. In addition, the Underlying ETFs may include ETFs that track different indices within these assets classes or indices corresponding to asset classes that are not listed below. There can be no assurances that any Fund will invest in any particular asset class or that any particular index and corresponding Underlying ETF will be used by any of the Funds. The Manager may, at its discretion, add other asset classes, indices and Underlying ETFs. Certain indices and Underlying ETFs, due to their characteristics, may fit into more than one asset class, and be used by the Manager for that purpose.




                LARGE-CAP
                ---------
                .Dow Jones U.S. Select Dividend Index/SM/
                .Russell 1000(R) Index
                .Russell 1000(R) Value Index
                .Russell 1000(R) Growth Index
                .Standard & Poor's 500 Composite Stock Index
                  (S&P 500(R))
                .Standard & Poor's 100 Stock Index
                  (S&P 100(R))
                .NYSE U.S. 100 Index(R)

                MID-CAP
                -------
                .Russell Midcap(R) Index
                .Russell Midcap(R) Value Index
                .Russell Midcap(R) Growth Index
                .S&P 400 MidCap/Barra Value(R) Index
                .S&P 400 MidCap/Barra Growth(R) Index

                SMALL-CAP
                ---------
                .Russell 2000(R) Index
                .Russell 2000(R) Value Index
                .Russell 2000(R) Growth Index
                .S&P SmallCap 600(R) Index



               INTERNATIONAL
               -------------
               .Morgan Stanley Capital International Europe,
                 Australasia and Far East Index (MSCI EAFE
                 Index(R))
               .Morgan Stanley Capital International
                 Emerging Markets Index (MSCI Emerging
                 Markets (EM) Index/SM/)

               FIXED INCOME
               ------------
               .Goldman Sachs $ InvesTop/TM/ Index
               .Lehman Brothers 1-3 Year US Treasury Index
               .Lehman Brothers U.S. Aggregate Index
               .Lehman Brothers U.S. Treasury Inflation Notes
                 Index

               REAL ESTATE
               -----------
               .Dow Jones U.S. Real Estate Index



By way of example, the Underlying ETFs may include specific series of iShares Trust, iShares, Inc., SPDR Trust Series 1, MidCap SPDR Trust and other ETFs that have obtained exemptive orders from the Securities and Exchange Commission (the "SEC")./1/ Each of the Underlying ETFs files financial and other information with the SEC. Such information is publicly available at www.sec.gov. No representation or warranty is hereby made as to the accuracy or completeness of any such information.

-------------
/1/ iShares is a registered mark of Barclays Global Investors, N.A. ("BGI"), and the indices and underlying ETFs noted above are registered marks of various institutions. The Series or the Series' Funds offered by this prospectus are not sponsored, endorsed, sold, or promoted by BGI, any other ETF sponsor or index sponsor. BGI, other ETF sponsors and index sponsors make no representations or warranties to the shareholders of the Funds or any member of the public regarding the advisability of investing in the Funds. BGI, other ETF sponsors and index sponsors have no obligation or liability in connection with the operation, marketing, trading or sale of the Funds.




LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES

Generally, under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund may not acquire shares of another investment company (including Underlying ETFs) if, immediately after such acquisition, (i) such Fund would hold more than 3% of the other investment company's total outstanding shares, (ii) if such Fund's investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such Fund's total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Funds' ability to invest in Underlying ETFs will be severely constrained unless the Underlying ETFs have received such an order from the SEC, and the Underlying ETF and the Funds take appropriate steps to comply with relevant terms and conditions of such orders.


A Fund will invest in an Underlying ETF only if the SEC has issued such an exemptive order to the Underlying ETF which permit investment companies, including the Funds, to invest in the Underlying ETF beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Underlying ETF before investing in them in excess of the 3% limitation in the 1940 Act. To the extent other ETFs obtain similar exemptive relief from the SEC, the Funds may seek to qualify to invest in such other ETFs in excess of the limitations set forth in the 1940 Act. Each Fund may invest greater than 25% of its assets in any one Underlying ETF, although no Fund intends to invest greater than 40% of its assets in any one Underlying ETF.

To the extent the limitations of the 1940 Act apply to an Underlying ETF, such limitations may prevent a Fund from allocating its investments in the manner that the Manager considers optimal, or cause the Manager to select a similar index or sector-based mutual fund or other investment company (each, an "Other Investment Company"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) ("Stock Baskets") as an alternative. The Funds may also invest in Other Investment Companies or Stock Baskets when the Manager believes they represent more attractive opportunities than similar Underlying ETFs.


Each Fund invests a substantial portion of its assets in the Underlying ETFs. Accordingly, each Fund's performance depends upon a favorable allocation among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance.

Certain Risks of the Underlying ETFs

The following summarizes certain risks associated with investments in the Underlying ETFs. The summary is not intended to be exhaustive.

There can be no assurance that the investment objective(s) of any of the Underlying ETFs will be achieved. Each Underlying ETF's investments (both equity and fixed-income) may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.


An investment in the Underlying ETFs is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The US government does not guarantee the market value or the current yield of government securities. Each Underlying ETF's net asset value, yield (if applicable) and total return will fluctuate and are not guaranteed by the US government.


EQUITY-RELATED RISKS


The following risks relate to investments in equity securities, including common stocks, securities convertible into common stocks, options and warrants. TargETFund 2045, TargETFund 2035 and

TargETFund 2025 will initially invest most or all of their respective assets in Underlying ETFs investing primarily in equity securities. TargETFund 2015 and TargETFund Core will invest a substantial portion of their assets in Underlying ETFs investing primarily in equity securities.


Securities of Large-Cap US Companies--Certain of the Underlying ETFs invest a portion of their assets in the stocks of large US companies. Stocks of large US companies have at times experienced periods of volatility and negative performance. During such periods, the value of large company stocks may decline. This could adversely affect these Underlying ETF's performance.

Securities of Small-Cap Companies--Certain of the Underlying ETFs invest in the stocks of small-capitalization companies. Investments in such companies typically involve greater risks than investments in larger companies. These companies, as a whole, may have shorter operating histories, less experienced management and limited product lines, markets and financial or managerial resources. In addition, such companies may be thinly traded and therefore subject to greater price volatility. Also, such companies may be more vulnerable than larger companies to adverse business or economic developments.

Sector Volatility--Certain of the Underlying ETFs may invest more heavily in certain industries or sectors believed by the Manager to offer good investment opportunities. If any of these industries or sectors fall out of favor, performance may be negatively affected.

Non-Diversification--Certain of the Underlying ETF's are classified as non-diversified. This means that each Underlying ETF may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Underlying ETF may be more susceptible to risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Illiquid Securities and Derivatives--Certain of the Underlying ETFs may invest in illiquid securities. Certain Underlying ETFs may invest in derivatives such as stock index futures. These investments involve higher risk and subject the Underlying ETFs to higher price volatility.

Foreign Securities--Certain of the Underlying ETFs may invest in securities of foreign issuers. These securities involve risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Emerging Markets Securities--Certain of the Underlying ETFs may invest in securities of issuers located in emerging countries. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned and more recently organized than many US companies.

REAL ESTATE-RELATED RISKS

Risks of Real Estate Investments and REITs--Certain of the Underlying ETFs may invest in securities issued by real estate companies and these may be subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other capital; overbuilding; lack of completion of developments or delays in completion; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws or other government regulations; costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; limitations on, or unavailability of, insurance on favorable economic terms; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; tenant bankruptcies and other credit problems; changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism; changes in interest rates; and legal, cultural or technological developments.

These risks, including the perception that these risks may materialize, could contribute to a decline in dividends received and paid by an Underlying ETF and a decline in the value of its investments and, consequently, its share price. To the extent investments are concentrated in particular geographical regions or types of real estate companies, it may be subject to certain of these risks to a greater degree.

The above factors may also adversely affect a borrower's or a lessee's ability or willingness to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may suffer losses, experience delays in enforcing its rights as a mortgagee or lessor and incur substantial costs associated with protecting its investments.

Equity REITs (those REITs that invest a majority of their assets in real property and derive their income primarily from rents) may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs (those REITs that invest a majority of their assets in real estate mortgages and derive their income primarily from interest payments) may be affected by the quality of any credit extended, interest rates and refinancings. Further, REITs are dependent upon management skills and generally may not be diversified. As a result, performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. REITs are also subject to heavy cash flow dependency. REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. Any such failure by a REIT could adversely affect the value of an investment in an Underlying ETF that invests in REITs.

REITs have ongoing operating fees and expenses, which may include management, advisory and administration fees or expenses. These fees and expenses are borne by REIT shareholders, including an Underlying ETF, and indirectly, the Funds.

Interest Rate Risk--Because investors generally look to real estate companies for a stream of income, the prices of real estate company shares may be more sensitive to changes in interest rates than are other equity securities.

FIXED-INCOME-RELATED RISKS

The following risks relate to investments in fixed-income securities in which certain of the Underlying ETFs may invest, including bonds, notes and mortgage-backed securities.

Credit risk--A fixed-income security may deteriorate in quality to such an extent that its rating is downgraded or its market value declines. Credit risk also includes the risk that an issuer of fixed-income securities would not be able to make or timely make interest and principal payments. If an Underlying ETF holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

Ratings by Moody's and S&P are generally accepted measures of credit risk. However, these ratings have limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future condition. Frequently there is a lag between the time the rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Market risk--Fixed-income securities in which the relevant Underlying ETFs invest are traded principally by dealers in the over-the-counter market. Prices of bonds may fall in response to economic events or trends or in response to events specific to a single issuer, such as a downgrade in the issuer's credit rating or business prospects. Adverse market conditions could reduce the number of ready buyers.

Interest-Rate Risk--Generally, as interest rates rise, the value of fixed-income securities will decline. This effect of interest rates is usually greater for longer-term securities. Longer-term securities generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities.


Additionally, when interest rates are falling, the inflow of new money into each of these Underlying ETFs from their sale of shares will likely be invested in securities producing lower yields than the balance of the Underlying ETF's assets, reducing the current yield of the Underlying ETF. In periods of rising interest rates, the opposite may be true. Certain of the Underlying ETFs invest in securities issued by the US government, which are considered among the safest of fixed-income investments. However, their market values, like those of other debt securities, will fluctuate with changes, real or anticipated, in the level of interest rates. The value of an Underlying ETF that invests in US government securities will fluctuate accordingly, and its yield will vary based on the yield of its portfolio securities.


Illiquid Securities--Certain of the Underlying ETFs may invest in illiquid securities. These investments involve higher risk and subject the Underlying ETFs to higher price volatility.

Foreign Securities--Certain of the Underlying ETFs may invest in fixed-income securities of foreign issuers. These securities involve risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Shareholder Information

Deciding Which Class of Shares to Buy

Each Class of a Fund represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

..  The amount you plan to invest.

.. How long you intend to remain invested in each Fund, or another Seligman mutual fund.


.. If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC (i.e., a contingent deferred sales charge) and pay higher ongoing 12b-1 fees, or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.


.. Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

CLASS A
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
Less than $50,000                  4.75%                  4.99%                   4.25%
------------------------------------------------------------------------------------------------
$50,000 - $99,999                  4.00                   4.17                    3.50
------------------------------------------------------------------------------------------------
$100,000 - $249,999                3.50                   3.63                    3.00
------------------------------------------------------------------------------------------------
$250,000 - $499,999                2.50                   2.56                    2.25
------------------------------------------------------------------------------------------------
$500,000 - $999,999                2.00                   2.04                    1.75
------------------------------------------------------------------------------------------------
$1,000,000 and over/(2)/           0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for each Fund's shares; it includes the initial sales charge.
(2)You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

..  Annual 12b-1 fee (for shareholder services) of up to 0.25%.

.. No initial sales charge on reinvested dividends or capital gain distributions.

Information Regarding Breakpoint Discounts for Class A Shares

Purchases of Class A shares by a "single person" may be eligible for the reduced initial sales charges ("Breakpoint Discounts") that are described above. For the purpose of the Breakpoint Discount thresholds, "single persons" includes individuals and immediate family members (i.e., husband, wife, and minor child), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a "single person", please consult the Series' Statement of Additional Information. "Single persons" may be eligible for Breakpoint Discounts under the following circumstances:

Discounts and Rights of Accumulation. Breakpoint Discounts contemplated above are available under a Seligman Group of Funds program referred to as "Rights of Accumulation." Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a "single person" in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A and Class B shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.


Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of a Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. This program also applies separately to Class C shares. Accordingly, for the purpose of determining eligibility for a Breakpoint Discount with respect to Class C, no other share class will be aggregated with Class C shares. Please see Class C sales charge schedule of Breakpoint Discounts below.

Eligible Employee Benefit Plans. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within eighteen months prior to plan termination.

BISYS Plans. Plans that (i) own Class B shares of any Seligman mutual fund and
(ii) participate in Seligman Growth 401(k) through BISYS's third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within eighteen months prior to plan termination.


CDSCs. Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Series' Statement of Additional Information.


Additional Information. For more information regarding Breakpoint Discounts, please consult the Series' Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.


Information Regarding Sales of Class A Shares at Net Asset Value

Class A shares of a Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of such Fund, the other investment companies in the Seligman Group, Seligman, SDC and Seligman's affiliates.


Class A shares may also be issued without an initial sales charge to the following entities as further described in the Series' Statement of Additional
Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Funds' distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or pursuant to a "fund of funds" arrangement; certain "eligible employee benefit plans"; those partners and employees of outside counsel to the Funds or its directors or trustees who regularly provide advice and services to the Funds, to other funds managed by Seligman, or to their directors or trustees; and in connection with sales pursuant to specified 401(k) programs.


If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


For more information about those who can purchase shares of the Funds without a sales charge and other relevant information, please consult the Series' Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

CLASS B
--------------------------------------------------------------------------------

.. Class B shares have been authorized by the Board of Directors but are not currently being offered.

..  No initial sales charge on purchases.

..  A declining CDSC on shares sold within 6 years of purchase:

                   YEARS SINCE PURCHASE                  CDSC
                   ------------------------------------------
                   Less than 1 year                       5%
                   ------------------------------------------
                   1 year or more but less than 2 years   4
                   ------------------------------------------
                   2 years or more but less than 3 years  3
                   ------------------------------------------
                   3 years or more but less than 4 years  3
                   ------------------------------------------
                   4 years or more but less than 5 years  2
                   ------------------------------------------
                   5 years or more but less than 6 years  1
                   ------------------------------------------
                   6 years or more                        0
                   ------------------------------------------

..  Annual 12b-1 fee (for distribution and shareholder services) of up to 1.00%.

.. Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

CLASS C
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
   Less than $100,000              1.00%                  1.01%                   1.00%
------------------------------------------------------------------------------------------------
   $100,000 - $249,999             0.50                   0.50                    0.50
------------------------------------------------------------------------------------------------
   $250,000 - $999,999             0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for each Fund's shares; it includes the initial sales charge.

..  A 1% CDSC on shares sold within eighteen months of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of up to 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

.. No initial sales charges on reinvested dividends or capital gains distributions.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares. If you are considering purchasing Class B shares in an amount greater than $50,000 initially or over time (e.g., over thirteen months), you should consider whether you would be better off purchasing Class A or Class C shares, including pursuant to a Class A or Class C letter of intent. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

When purchasing shares through certain financial intermediaries listed in the Series' Statement of Additional Information, investors may also buy Class C shares without an initial sales charge and with a 1% CDSC on shares sold within twelve months of purchase. Such intermediaries are known as Level Load Intermediaries.


In addition, in connection with the purchase of Class C shares by a "single person" (as defined above and in the Series' Statement of Additional Information), investors may be eligible for Breakpoint Discounts, as provided in the Class C sales charge schedule, through a Right of Accumulation and a Letter of Intent. For the purpose of determining eligibility for a Breakpoint Discount under a Right of Accumulation or Letter of Intent in respect of Class C shares, no other share class will be aggregated with Class C shares.


CLASS D*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A 1% CDSC on shares sold within one year of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of up to 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------
 *Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of another Seligman mutual fund; (2) if your financial advisor of record maintains an omnibus account at SDC; or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

CLASS R**
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

.. A 1% CDSC on shares sold within one year of the plan's initial purchase of Class R shares of the Fund.

..  Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------

 **Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than a Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.

The Manager (as well as the Funds' distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the Series' Statement of Additional Information.


The Series has adopted a plan under Rule 12b-1 of the 1940 Act that allows each Class of the Funds to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.


Because each Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Series' Board of Directors believes that no conflict of interest currently exists between the Funds' various classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the 1940 Act and Maryland law, will seek to ensure that no such conflict arises.

HOW CDSCS ARE CALCULATED

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.


You will not pay a CDSC when you exchange shares of any Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of a Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other Seligman mutual fund.

The CDSC on Class A, Class B, Class C, Class D and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans and 401(k) plans; in connection with shares sold to current and retired Directors of the Series; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) Programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC will be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the Series' Statement of Additional Information or www.seligman.com.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, each Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of each Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

  NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.


If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charge. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.


The NAV of each Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because certain or all of the Funds may invest in Underlying ETFs holding portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Underlying ETFs do not price their shares, the value of a Fund's portfolio securities (i.e., Underlying ETFs that invest in securities that are primarily listed on foreign exchanges) may change on days when you may not be able to buy or sell Fund shares. Because of their higher 12b-1 fees, the NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares of a Fund.

The Underlying ETFs and other securities owned by each Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Series' Board of Directors. The value of a security held by a Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intraday trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Opening Your Account

The Funds' shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you.

To make your initial investment in a Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check made payable to the Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

The required minimum initial investments are:

..  Regular (non-retirement) accounts: $1,000

..  For accounts opened concurrently with Invest-A-Check(R):
 . $100 to open if you will be making monthly investments
 . $250 to open if you will be making quarterly investments


  YOU MAY BUY SHARES OF ANY FUND FOR ALL TYPES OF TAX-DEFERRED RETIREMENT PLANS. CONTACT RETIREMENT PLAN SERVICES AT THE ADDRESS OR PHONE NUMBER LISTED ON THE INSIDE BACK COVER OF THIS PROSPECTUS FOR INFORMATION AND TO RECEIVE THE PROPER FORMS.


If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in that Fund and the other Seligman mutual funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.
P.O. Box 9759
Providence, RI 02940-9759


If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.


How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-a-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House ("ACH") member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check(R), you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check(R) investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in the Seligman Cash Management Fund, you may exchange shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name and class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

The Funds may permit investments that are lower than the investment minimums described in this prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds


You may sell a Fund's shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy shares of a Fund. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C Shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.


Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to a new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund you must exchange enough to meet the new fund's minimum initial investment. See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically within 2 business days after your shares are sold).

You may sell shares to a Fund through an authorized dealer or your financial advisor. The Funds do not charge any fees or expenses, other than any applicable CDSC, for this transaction; however the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

..  A signed, written redemption request;
..  Telephone confirmation; and
..  A medallion signature guarantee.

Telephone confirmations will not affect the date on which your shares are redeemed, but may delay the payment of proceeds.

  MEDALLION SIGNATURE GUARANTEE:


  Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.


You may need to provide additional documents to sell Fund shares if you are:

..  a corporation;
..  an executor or administrator;
..  a trustee or custodian; or
..  in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:


Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your Fund account (at the time of election) without a CDSC.


Check Redemption Service. If you have at least $25,000 in TargETFund Core, you may ask SDC to provide checks which may be drawn against your account. This service is available only for accounts in TargETFund Core and not the other Funds in the Series. You can elect this service on your initial application, or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B, C, D or R shares, check redemptions may be subject to CDSC.

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

.. Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund's net assets;

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

..  Suspend or terminate telephone services;

..  Reject a medallion signature guarantee that SDC believes may be fraudulent;

.. Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Fund will notify you in writing at least 30 days before closing the account;


.. Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); and


.. Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services
You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:


.. Sell shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file you may have your redemption proceeds directly deposited to your bank account);

..  Exchange shares between Seligman mutual funds;


..  Change dividend and/or capital gain distribution options;

..  Change your address; and

..  Establish systematic withdrawals to address of record.


If you do not elect telephone services on your account application when you open your account, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).


Restrictions apply to certain types of accounts:

.. Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

..  Corporations may not sell Fund shares by phone;

..  IRAs may only exchange Fund shares or request address changes by phone; and

.. Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Funds and SDC will adopt reasonable procedures to determine whether a request appears to be genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may elect, within 120 calendar days, to use part or all of the proceeds to buy shares of the same Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, you may receive a credit for the applicable CDSC paid. This privilege may be exercised only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.


Frequent Trading of Fund Shares


As a matter of policy, each Fund discourages frequent trading of Fund shares. In this regard, the Board of Directors of the Series has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund's portfolio. If any Fund, Seligman Advisors (the Funds' distributor) or SDC (the Funds' shareholder servicing agent) (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of a Fund's shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Funds' policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.


Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund's portfolio, hinder such Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund's operating costs and decrease a Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Dividends and Capital Gain Distributions


Each Fund generally will pay any dividends from its net investment income and distributes any net capital gains realized on investments at least annually (TargETFund Core generally will pay dividends from its net investment income on a quarterly basis). Because each Fund may sell the Underlying ETFs, US government securities and short-term instruments: (a) to accommodate sales of its shares; (b) in respect of the Target Date Funds to implement the process of migration; and (c) to adjust the percentages of its assets invested in each of the Underlying ETFs, US government securities, short-term instruments, cash and cash equivalents in response to economic, market or other conditions and changes in Seligman Time Horizon Matrix; each Fund may generate net capital gains (including short-term capital gains that are generally taxed to shareholders at ordinary income tax rates) for investors that may be higher than the net capital gains ordinarily incurred by an investor through an investment in another asset allocation fund that has broader investment ranges or an asset allocation strategy designed by the investor. In addition, due to federal income tax laws, each Fund may not fully utilize capital losses (to offset capital gains) from the sale of the Underlying ETFs at a loss.


  DIVIDEND:
  A payment by a mutual fund, usually derived from a Fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from a Fund's assets before it calculates its NAV.

You may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions, if any, will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.


Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.


Dividends, if any, on Class B, Class C, Class D and Class R shares of a Fund will be lower than the dividends on Class A shares of that Fund as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class of a Fund.


Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. To the extent a Fund receives certain tax benefits on dividends that it receives, these pass-through benefits may not be realized by an investor in the Fund. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

You may be taxed at different rates on capital gains distributed by a Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.


Each of the Target Date Funds will automatically be combined with the TargETFund Core during their respective target years. The Manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of TargETFund Core at net asset value, with the shares of TargETFund Core then distributed to shareholders of the applicable Target Date Fund. Based on current tax rules, the Manager expects the combination to be effected in a non-taxable transaction. Changes in such tax rules or other applicable law could negatively impact the combination of Funds.

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------

SPECIALTY

Seligman Communications and Information Fund


Seeks capital appreciation by investing in companies operating in the communications, information and related industries.


Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY

Seligman Capital Fund


Seeks capital appreciation by investing in the common stocks of medium-sized companies.


LARGE COMPANY

Seligman Common Stock Fund

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund

Seeks long-term capital appreciation.

Seligman International Growth Fund

Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

BALANCED

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

REAL ESTATE

Seligman LaSalle Monthly Dividend Real Estate Fund

Seeks to produce a high level of current income. Capital appreciation is a secondary objective.

FIXED-INCOME
--------------------------------------------------------------------------------

INCOME


Seligman High-Yield Fund
Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.


Seligman Investment Grade Fixed Income Fund
Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.


Seligman U.S. Government Securities Fund
Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government sponsored enterprises.


MUNICIPAL

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California                 Louisiana                  New Jersey
.. High-Yield               Maryland                   New York
.. Quality                  Massachusetts              North Carolina
Colorado                   Michigan                   Ohio
Florida                    Minnesota                  Oregon
Georgia                    Missouri                   Pennsylvania
                                                      South Carolina

* A small portion of income may be subject to state and local taxes.

MONEY MARKET

Seligman Cash Management Fund


Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.


ASSET ALLOCATION
--------------------------------------------------------------------------------

Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Harvester Fund


Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Time Horizon 10 Fund.


SELIGMAN TARGETHorizon ETF PORTFOLIOS, INC. offers three asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).


Seligman TargETFund 2045

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2045 approaches.

Seligman TargETFund 2035

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.


Seligman TargETFund 2025

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2025 approaches.

Seligman TargETFund 2015

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2015 approaches.

Seligman TargETFund Core

Seeks capital appreciation and preservation of capital with current income.

Financial Highlights (unaudited)

The tables below are intended to help you understand the financial performance of each Class of each of TargETFund 2025, TargETFund 2015 and TargETFund Core for the six-month period ended March 31, 2006. TargETFund 2045 and TargETFund 2035 are newly organized so financial highlights are not available. Financial highlights will be published in each such Fund's Semi-Annual and Annual Report and reflected in the Series' next available update of its Prospectus. Certain information reflects financial results for a single share of a Class that was held throughout the period shown. Per share amounts are calculated based on average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any fees, sales charges or taxes investors may incur on distributions or on the redemption of shares, and are not annualized.

TARGETFUND 2025



                                                               OCTOBER 3, 2005* TO MARCH 31, 2006
--------------------------------------------------------------------------------------------------
                                                               CLASS A  CLASS C  CLASS D  CLASS R
--------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $7.14    $7.14    $7.14    $7.14
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.04     0.01     0.01     0.03
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                 0.25     0.28     0.28     0.26
--------------------------------------------------------------------------------------------------
Total from investment operations                                  0.29     0.29     0.29     0.29
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                          (0.04)   (0.01)   (0.01)   (0.03)
--------------------------------------------------------------------------------------------------
  Dividends in excess of net investment income                      --   (0.03)   (0.03)   (0.01)
--------------------------------------------------------------------------------------------------
Total distributions                                             (0.04)   (0.04)   (0.04)   (0.04)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $7.39    $7.39    $7.39    $7.39
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    11.30%   11.27%   11.27%   11.28%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                        $3,709   $4,035   $2,096       $9
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                          1.09%+   1.84%+   1.84%+   1.34%+
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets             1.11%+   0.36%+   0.36%+   0.86%+
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         27.89%   27.89%   27.89%   27.89%
--------------------------------------------------------------------------------------------------
Without expense reimbursement:++
  Ratio of expenses to average net assets                        2.65%+   3.40%+   3.40%+   2.90%+
--------------------------------------------------------------------------------------------------
  Ratio of net investment income (loss) to average net assets  (0.45)%+ (1.20)%+ (1.20)%+ (0.70)%+
--------------------------------------------------------------------------------------------------

-------------

See footnotes on page 49.

TARGETFUND 2015



                                                               OCTOBER 3, 2005* TO MARCH 31, 2006
-------------------------------------------------------------------------------------------------
                                                               CLASS A CLASS C  CLASS D  CLASS R
-------------------------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $7.14    $7.14    $7.14    $7.14
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.06     0.03     0.03     0.05
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                0.24     0.26     0.26     0.25
-------------------------------------------------------------------------------------------------
Total from investment operations                                 0.30     0.29     0.29     0.30
-------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                         (0.05)   (0.03)   (0.03)   (0.05)
-------------------------------------------------------------------------------------------------
  Dividends in excess of net investment income                     --   (0.01)   (0.01)       --
-------------------------------------------------------------------------------------------------
Total distributions                                            (0.05)   (0.04)   (0.04)   (0.05)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $7.39    $7.39    $7.39    $7.39
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    9.66%    9.58%    9.58%    9.64%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                       $4,479   $5,057   $1,847       $6
-------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         1.09%+   1.84%+   1.84%+   1.34%+
-------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            1.57%+   0.82%+   0.82%+   1.32%+
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        25.33%   25.33%   25.33%   25.33%
-------------------------------------------------------------------------------------------------
Without expense reimbursement:++
  Ratio of expenses to average net assets                       2.57%+   3.32%+   3.32%+   2.82%+
-------------------------------------------------------------------------------------------------
  Ratio of net investment income (loss) to average net assets   0.09%+ (0.66)%+ (0.66)%+ (0.16)%+
-------------------------------------------------------------------------------------------------

-------------

See footnotes on page 49.

TARGETFUND CORE



                                                          OCTOBER 3, 2005* TO MARCH 31, 2006
-----------------------------------------------------------------------------------------------
                                                         CLASS A   CLASS C   CLASS D   CLASS R
-----------------------------------------------------------------------------------------------
PER SHARE DATA:
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $7.14     $7.14     $7.14     $7.14
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.08      0.05      0.05      0.07
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments           0.24      0.25      0.25      0.25
-----------------------------------------------------------------------------------------------
Total from investment operations                            0.32      0.30      0.30      0.32
-----------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                    (0.07)    (0.05)    (0.05)    (0.07)
-----------------------------------------------------------------------------------------------
  Distributions from net realized capital gain          O(slash)  O(slash)  O(slash)  O(slash)
-----------------------------------------------------------------------------------------------
Total distributions                                       (0.07)    (0.05)    (0.05)    (0.07)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                             $7.39     $7.39     $7.39     $7.39
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                               4.55%     4.29%     4.29%     4.51%
-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                 $10,792    $5,345    $6,596      $941
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.09%+    1.84%+    1.84%+    1.34%+
-----------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       2.24%+    1.49%+    1.49%+    1.99%+
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                   39.97%    39.97%    39.97%    39.97%
-----------------------------------------------------------------------------------------------
Without expense reimbursement:++
  Ratio of expenses to average net assets                  1.86%+    2.61%+    2.61%+    2.11%+
-----------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets     1.47%+    0.72%+    0.72%+    1.22%+
-----------------------------------------------------------------------------------------------

-------------

 *Commencement of operations. Total return is calculated from the opening of business on October 3, 2005.
 +Annualized.
++The Manager reimburses certain expenses of the Fund.
O(slash)A short-term gain of $0.004 was paid.

Appendix A


SELIGMAN TIME HORIZON MATRIX ASSET CLASSES


Seligman Time Horizon Matrix is the result of extensive ongoing proprietary research by the Manager that examines the historical performance of different asset classes over different time periods. The Manager compared the performance of these various asset classes over a number of one-, five-, 10- and 20-year holding periods from 1950 to 2005 to assess the relative volatility of the asset classes over time. The asset classes are listed below. In performing its research, the Manager selected certain unmanaged indices as approximations for the respective asset classes. The unmanaged indices (in which investors cannot directly invest) used in the research are identified next to their respective asset classes.



US Small-Company Stocks: 1979-2005: Russell 2000 Index; 1950-1978: Ibbotson Small Stock Index

US Medium-Company Stocks: 1979-2005: Russell Midcap Index; 1950-1978: Estimated as the midpoint between the total return for the Ibbotson Small Stock Index and the Standard & Poor's 500 Composite Stock Index ("S&P 500")

US Large-Company Stocks: 1950-2005: S&P 500

International Small-Company Stocks: 1990-2005: Citigroup Extended Markets Index World Ex. US; 1986-1989: NatWest Securities Ltd. ("NWSL") Global Ex. U.S. Smaller Companies Index; 1970-1985: Estimated as the difference between the Morgan Stanley Capital International ("MSCI") Europe Australasia and Far East ("EAFE") Index and the S&P 500, added to the Ibbotson Small Stock Index; 1950-1969: Estimated as the Ibbotson Small Stock Index

Emerging Markets: 1988-2005: MSCI Emerging Markets Free Index; 1985-1987: IFC Global Emerging Composite; 1970-1984: Estimated as the difference between the MSCI EAFE Index and the S&P 500, added to the Ibbotson Small Stock Index; 1950-1969: Estimated as the Ibbotson Small Stock Index

International Large-Company Stocks: 1970-2005: MSCI EAFE Index; 1950-1969:
Estimated as the S&P 500

Investment Grade Fixed Income: 1973- 2005: Lehman Brothers Government/Credit Bond Index; 1969-1972: Estimated as the Citigroup Long-Term High Grade Corporate Bond Total Return Index; 1950-1968: Ibbotson Long-Term Corporate Bonds estimate.



High-Yield Corporate Securities: 1989-2005: Citigroup High Yield Market Index; 1981-1988: Credit Suisse First Boston High Yield Index II; 1969-1980: Estimated as the Citigroup Long-Term High Grade Corporate Bond Total Return Index; 1950-1968: Ibbotson Long-Term Corporate Bonds estimate.

US Corporate Bonds: 1969-2005: Citigroup Long-Term High Grade Corporate Bond Total Return Index; 1950-1968: Ibbotson Long-Term Corporate Bonds estimate.

US Government Bonds: 1973-2005: Lehman Brothers Government Bond Index; 1950-1972: Ibbotson Long-Term Government Bond Index. To the greatest extent possible, each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges, was used.

Real Estate: 1972-2005: NAREIT Equity Index; 1950-1971: Estimated through regression analysis.

Cash Equivalents: US 90-Day Treasury Bills.

Inflation: 1978-2005: Consumer Price Index for All Urban Consumers; 1950-1977:
Consumer Price Index.

How to Contact Us


THE FUNDS..................... Write: Corporate Communications/
                                      Investor Relations Department
                                      J. & W. Seligman & Co. Incorporated
                                      100 Park Avenue, New York, NY 10017

                               Phone: Toll-Free (800) 221-7844 in the US or
                                      (212) 850-1864 outside the US

YOUR REGULAR (NON-RETIREMENT)  Write: Shareholder Services Department
  ACCOUNT.....................        Seligman Data Corp.
                                      100 Park Avenue, New York, NY 10017

                               Phone: Toll-Free (800) 221-2450 in the US or
                                      (212) 682-7600 outside the US

YOUR RETIREMENT ACCOUNT....... Write: Retirement Plan Services
                                      Seligman Data Corp.
                                      100 Park Avenue, New York, NY 10017

                               Phone: Toll-Free (800) 445-1777


  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTIONS, AND OTHER INFORMATION.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information


The following information is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

The Statement of Additional Information ("SAI") contains additional information about the Funds. The SAI is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (and are legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund's investments. As applicable in the Series' Annual Report (when published), you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the relevant period. The Series' SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about the Funds, including the Prospectus and SAI, can be viewed and copied at the SEC's public reference room in Washington D.C. For information about the operation of the public reference room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi-Annual Reports (when published) and other information about the Funds are also available on the Edgar database on the SEC's internet site: www.sec.gov.


Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section of the SEC, Washington, D.C. 20549-0102.


The website references in the Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.


Investment Company Act
File Number:  811-21788

                                    [GRAPHIC]

                                                                     PROSPECTUS

                                                               October   , 2006

                                                                 Class I Shares
Seligman
TargetHorizon ETF Portfolios, Inc.


          Asset Allocation Strategies Seeking to Manage Risk Over Time


.. Seligman TargETFund 2045



.. Seligman TargETFund 2035


.. Seligman TargETFund 2025

.. Seligman TargETFund 2015

.. Seligman TargETFund Core

The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if these Funds are suitable for you.


Seligman TargetHorizon ETF Portfolios, Inc. is based on two processes developed by J. & W. Seligman & Co. Incorporated: Seligman Time Horizon Matrix/SM/ and Seligman Harvester/SM/, each an asset-allocation strategy. Seligman Time Horizon Matrix, Seligman Harvester, Seligman TargetHorizon ETF Portfolios, Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETFund 2015, Seligman TargETFund Core, and TargETFund are proprietary service marks of Seligman Advisors, Inc. Seligman Advisors, Inc. also holds a patent on the business methodologies and apparatus for implementing the Seligman Harvester Risk Management System.



ETF1 10/2006 CI

                                  managed by
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864


The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Table of Contents


THE FUNDS
      Overview.....................................................................  1
      Asset Allocation Strategies..................................................  1
      Investment Objectives and Principal Investment Strategies of the Funds.......  2
      Principal Risks of an Investment in the Funds................................  6
      Past Performance of the Funds................................................  7
      Fees and Expenses of the Funds...............................................  8
      Examples of Each Fund's Expenses............................................. 11
      Questions and Answers About the Funds........................................ 12
      Additional Information About the Funds' Investment Strategies and Risks...... 16
      Management................................................................... 18

THE UNDERLYING ETFS
      Types of Underlying ETFs..................................................... 24
      Certain Risks of the Underlying ETFs......................................... 26

SHAREHOLDER INFORMATION
      Pricing of Fund Shares....................................................... 29
      How to Buy Fund Shares....................................................... 30
      How to Exchange Shares Among the Seligman Mutual Funds....................... 30
      How to Sell Shares........................................................... 30
      Important Policies That May Affect Your Account.............................. 30
      Frequent Trading of Fund Shares.............................................. 31
      Dividends and Capital Gain Distributions..................................... 32
      Taxes........................................................................ 33
THE SELIGMAN MUTUAL FUNDS.......................................................... 34
FINANCIAL HIGHLIGHTS............................................................... 37
APPENDIX A......................................................................... 40
HOW TO CONTACT US.................................................................. 41
FOR MORE INFORMATION................................................. back cover.......



The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

The Funds

Overview


J. &W. Seligman & Co. Incorporated (the "Manager") serves as the investment manager for Seligman TargETFund 2045 ("TargETFund 2045"), Seligman TargETFund 2035 ("TargETFund 2035"), Seligman TargETFund 2025 ("TargETFund 2025"), Seligman TargETFund 2015 ("TargETFund 2015") and Seligman TargETFund Core ("TargETFund Core"). Each Fund is a separate fund of Seligman TargetHorizon ETF Portfolios, Inc. (the "Series"). The Funds are designed for investors who are seeking to have their asset allocation decisions made by a professional investment manager. TargETFund 2045, TargETFund 2035, TargETFund 2025 and TargETFund 2015 are collectively referred to herein as the "Target Date Funds" and are named in accordance with a calendar year targeted by an investor for retirement or other investment goal. TargETFund Core is designed for investors who seek capital appreciation and preservation of capital with current income. As discussed below, each Fund uses "exchange-traded funds" or "ETFs" to implement its investment strategy.


Asset Allocation Strategies


Each Fund seeks to achieve its investment objective(s) based upon asset allocation strategies developed by the Manager: Seligman Time Horizon Matrix and Seligman Harvester. The foundation for these strategies is the historical observation that the relative risk of various asset classes changes over time. Based on these observations, the Manager believes that time, as well as asset allocation, can be used to diversify risk. The Manager uses both sophisticated statistical techniques and investment judgment to guide the asset allocations of each of the Funds. Extensive analyses of historical performance of asset classes are used to assess the relative risk of various asset allocations over different time periods. A series of questions and answers explaining more about Seligman Time Horizon Matrix and Seligman Harvester, as well as how an investor may invest in the Funds to take advantage of these strategies, appears later in this Prospectus under "Questions and Answers About the Funds."



The asset allocation for each Fund is strategic. With respect to the Target Date Funds, the longer the time to their respective target year, the greater the emphasis generally on investing in asset classes that historically have provided capital appreciation, although such asset classes have historically experienced short-term volatility greater than asset classes that have historically provided less capital appreciation. In general, for time periods of 10 years or more, the Manager typically will emphasize investments in domestic small- and mid-cap equity asset classes and international asset classes, including emerging markets. As investment horizons shorten, the relative risk of stocks and bonds begins to change, and the allocations to asset classes that have historically experienced higher short-term volatility are reduced in favor of an asset allocation that has historically experienced less short-term volatility. In addition, as their respective target years approach (i.e., at twenty years or less), the Target Date Funds will steadily increase emphasis on those asset classes that potentially provide higher income, although capital appreciation will continue to be a consideration. Thus, over time it is expected that the portfolio allocation of each of the Target Date Funds will steadily shift toward less aggressive large- and medium-capitalization and dividend-producing equity asset classes and real estate (in the form of real estate investment trusts ("REITs")), supplemented by an increasing allocation to the domestic fixed-income asset class. As further described below, TargETFund 2045 and TargETFund 2035 will maintain approximately their initial allocations until they begin their migration process, at which time these Funds are intended to become more conservative over time until their respective target years. Typically, Funds with

20 years or more to their target dates will have similar asset allocations. With regard to TargETFund Core, the Manager intends to allocate the Fund's assets among large- and medium-cap equity asset classes (including domestic and international), real estate (in the form of REITs) and domestic fixed-income asset classes.



Each Fund will seek to implement its strategies by investing in securities issued by those investment companies commonly referred to as "exchange-traded funds" or "ETFs", whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Generally, each ETF seeks to track a securities index or a basket of securities. The Manager believes that investments in ETFs provide each Fund with a cost-effective means of creating a diverse portfolio. A list of the indices tracked by the ETFs that the Funds may purchase is set forth on page 24 of this prospectus, although other indices and corresponding ETFs may be added from time to time as deemed appropriate by the Manager. The ETFs in which the Funds may invest are referred to herein as the "Underlying ETFs." In addition, in pursuing its investment objective(s), each Fund may also invest directly in U.S. Government securities, high quality short-term instruments, cash and cash equivalents.



In a manner consistent with each Fund's strategic allocation, the Manager will monitor and regularly modify each Fund's asset allocation as the Manager believes is appropriate based upon its ongoing research. In the event that the Manager believes market conditions warrant such action, it may make tactical or short term shifts in the weightings of various asset classes. With regard to the Target Date Funds (as further described below), the Manager will undertake a risk management process called "migration" which involves the ongoing reallocation of each Target Date Fund's investments in a manner that is designed to provide a periodic reduction in the expected volatility and an increase in potential income as the Target Date Funds move ever closer to their respective target year. Each of TargETFund 2045 and TargETFund 2035 will, under normal market conditions, maintain approximately their initial allocations until the Funds begin migration, at which time they are intended to become more conservative over time until (at their respective target date years) their investments are substantially similar to TargETFund Core.


The Manager will attempt to effect changes to the asset allocations of the Funds using capital inflows in order to minimize sales of the Underlying ETFs held by the Funds. In addition, the Manager will attempt to correlate required capital outflows (e.g., those necessary to meet redemptions) with modifications to the asset allocations of each of the Funds. By taking such actions, the Manager seeks to minimize (to the extent possible) the realization of capital gains by the Funds and related tax consequences as well as the portfolio turnover of the Funds. However, there can be no assurances that the Manager will be able to effectuate changes to allocations primarily through these actions. In connection with periodic reallocations by the Manager, it is anticipated that the Funds will sell shares of Underlying ETFs they hold, and that such sales could generate capital gains or losses and related tax consequences. For more information, please see "Dividend and Capital Gain Distributions" and "Taxes." Such trading activity would also increase a Fund's expenses due to transaction costs incurred in connection with the sale of the Underlying ETFs (i.e., brokerage and related costs).

Investment Objectives and Principal Investment Strategies of the Funds




SELIGMAN TARGETFUND 2045



INVESTMENT OBJECTIVE



Capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2045 approaches.

PRINCIPAL INVESTMENT STRATEGIES



TargETFund 2045 seeks to achieve its investment objective by investing at least 80% of its net assets in the Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2045, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2045. In this respect, under normal market conditions the Fund intends to maintain approximately its initial allocation (or such other allocation as may be deemed appropriate in the future) until 2025 when the TargETFund 2045 is intended to begin its migration process and become more conservative over time until (in 2045) its investments are substantially similar to TargETFund Core. During 2045, TargETFund 2045 will be combined with TargETFund Core and TargETFund 2045 shareholders will automatically become shareholders of TargETFund Core.



As of the date of this Prospectus, the approximate initial asset allocation to be used by the Manager for TargETFund 2045 is as follows:


      [CHART]

Small-Cap       25%
Mid-Cap         25%
Large-Cap       20%
International   30%



The Manager may change allocation percentages and targeted asset classes at any time.



In allocating the assets of TargETFund 2045 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2045 to the international asset class (which includes emerging markets), the Manager may use Underlying ETFs that seek to replicate the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index(R)") or the Morgan Stanley Capital International Emerging Markets Index (the "MSCI Emerging Markets (EM) Index(R)") or a combination thereof.



SELIGMAN TARGETFUND 2035



INVESTMENT OBJECTIVE



Capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.



PRINCIPAL INVESTMENT STRATEGIES



TargETFund 2035 seeks to achieve its investment objective by investing at least 80% of its net assets in the Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2035, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2035. In this respect, the Fund intends to maintain approximately its initial allocation (or such other allocation as may be deemed appropriate in the future) until 2015 when the TargETFund 2035 is intended to begin its migration process and become more conservative over time until (in 2035) its investments are substantially similar to TargETFund Core. During 2035, TargETFund 2035 will be combined with TargETFund Core and TargETFund 2035 shareholders will automatically become shareholders of TargETFund Core.

As of the date of this Prospectus, the approximate initial asset allocation to be used by the Manager for TargETFund 2035 is as follows:



      [CHART]

Small-Cap       25%
Mid-Cap         25%
Large-Cap       20%
International   30%




The Manager may change allocation percentages and targeted asset classes at any time.



In allocating the assets of TargETFund 2035 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2035 to the international asset class (which includes emerging markets), the Manager may use Underlying ETFs that seek to replicate the performance of the MSCI EAFE Index(R) or the MSCI Emerging Markets (EM) Index(R) or a combination thereof.



SELIGMAN TARGETFUND 2025


INVESTMENT OBJECTIVE

Capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2025 approaches.

PRINCIPAL INVESTMENT STRATEGIES

TargETFund 2025 seeks to achieve its investment objective by investing at least 80% of its net assets in the Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2025, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2025. In this respect, TargETFund 2025 is intended to become more conservative over time until (in 2025) its investments are substantially similar to TargETFund Core. During 2025, TargETFund 2025 will be combined with TargETFund Core and TargETFund 2025 shareholders will automatically become shareholders of TargETFund Core.


As of June 30, 2006, the approximate asset allocation target used by the Manager for TargETFund 2025 was as follows:



                                    [CHART]

Small-Cap       24%
Mid-Cap         25%
Large-Cap       20%
International   29%
REITs            1%
Fixed Income     1%




The Manager may change allocation percentages and targeted asset classes at any time.


In allocating the assets of TargETFund 2025 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2025 to the international asset class (which includes emerging markets), the Manager may use Underlying ETFs that seek to replicate the performance of the MSCI EAFE Index(R) or the MSCI Emerging Markets (EM) Index(R) or a combination thereof.


SELIGMAN TARGETFUND 2015

INVESTMENT OBJECTIVE

Capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2015 approaches.

PRINCIPAL INVESTMENT STRATEGIES


TargETFund 2015 seeks to achieve its investment objective by investing at least 80% of its net assets in the Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2015, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2015. In this respect, TargETFund 2015 is intended to become more conservative over time until (in 2015) its investments are substantially similar to TargETFund Core. During 2015, TargETFund 2015 will be combined with TargETFund Core, and TargETFund 2015 shareholders will automatically become shareholders of TargETFund Core.



As of June 30, 2006, the approximate asset allocation target used by the Manager for TargETFund 2015 was as follows:



                                    [CHART]

Small-Cap       14%
Mid-Cap         24%
Large-Cap       21%
International   19%
REITs           10%
Fixed Income    12%




The Manager may change allocation percentages and targeted asset classes at any time.


In allocating the assets of TargETFund 2015 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2015 to the international equity asset class (which includes emerging markets), the Manager may use Underlying ETFs that seek to replicate the performance of the MSCI EAFE Index(R) or the MSCI Emerging Markets (EM) Index(R) or a combination thereof.


SELIGMAN TARGETFUND CORE

INVESTMENT OBJECTIVE

Capital appreciation and preservation of capital with current income.

PRINCIPAL INVESTMENT STRATEGIES

TargETFund Core seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund Core, the Manager will use an asset allocation strategy that is intended for a person who is retired or expected to retire within a short time or otherwise intends to seek withdrawals from invested assets. In this respect, TargETFund Core is designed for investors who are seeking capital appreciation and preservation of capital with current income.


As of June 30, 2006, the approximate asset allocation target used by the Manager for TargETFund Core was as follows:


                                    [CHART]

Mid-Cap         10%
Large-Cap       35%
International   10%
REITs           10%
Fixed Income    35%



The Manager may change allocation percentages and targeted asset classes at any time.


In allocating the assets of TargETFund Core consistent with the foregoing asset classes, the Manager intends to use a variety of Underlying ETFs that fall within the general asset classes described in the chart above. For example, in seeking to allocate assets of TargETFund Core to the domestic large-cap equity asset class, the Manager may use Underlying ETFs that seek to replicate the Standard & Poor's 500 Composite Stock Index (S&P 500(R)).

Principal Risks of an Investment in the Funds

An investment in any of the Funds, like an investment in any mutual fund, involves risks and could result in you losing money. An investment in a "fund of funds" involves other risks as well. The following describes the principal investment risks associated with investments in the Funds.

The value of each Fund will fluctuate with changes in the value of the Underlying ETFs or other securities in which it invests, and you could lose money if you sell your shares at a price lower than you paid for them.

Because the assets of each Fund will be invested primarily in the Underlying ETFs, each Fund's investment performance is directly related to the investment performance of the Underlying ETFs in which it invests. The ability of a Fund to realize its investment objective will depend, in part, on the effectiveness of the Manager's research and analysis in determining the appropriate asset allocation among the Underlying ETFs.

In addition to a Fund's operating expenses, you will indirectly pay your proportional share of the operating expenses of the Underlying ETFs. Thus, the expenses you pay as an investor in a Fund will be higher than if you invested directly in the Underlying ETFs.

There can be no assurances that the Funds will grow to or be able to maintain an economically viable size. If they do not, the Board of Directors of the Series may authorize the liquidation of any or all of the Funds. A liquidation can be authorized by the Board of Directors without a shareholder vote. The timing of any such liquidation might not be favorable to certain individual shareholders.

ETF RISKS

Each Fund is exposed to the same risks as the Underlying ETFs in direct proportion to the allocation of its assets among the Underlying ETFs.

.. Passive Investors--Each Underlying ETF is a "passive investor" and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An Underlying ETF may invest in all of the securities in such index or in a representative sample of such securities. The Underlying ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions.

.. Tracking Risk--The Underlying ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an Underlying ETF and the index it seeks to track can be due to, among other factors, the expenses that the Underlying ETF pays, regulatory constraints, investment strategies or techniques undertaken by an Underlying ETF (e.g., investments in options or futures) and changes to an underlying index. In addition, there may exist a lack of correlation between the securities in an index and those actually held by an Underlying ETF.

.. Net Asset Value--The market price of an Underlying ETF may be different from the net asset value of such Underlying ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Fund that invests in such an Underlying ETF could be adversely impacted.

.. Market Trading Risk--Although the Underlying ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such Underlying ETFs will be maintained. In addition, secondary market trading in the Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the Underlying ETFs will continue to be met or will remain unchanged.

In addition to the risks described above, each Fund is exposed to the same risks as the Underlying ETFs in respect of the specific investments made by the

Underlying ETFs, in direct proportion to the allocation of its assets among the Underlying ETFs. The principal risks to Fund shareholders of investing indirectly in ETFs are summarized below. A more detailed discussion of these risks is provided under "Certain Risks of the Underlying ETFs."

.. Large-Cap Companies--Investments in stocks of large US companies by the Underlying ETFs are subject to market risk. Stocks of large US companies have at times experienced periods of volatility and negative performance. During such periods, the value of large company stocks may decline.

.. Small-Cap Companies--Investments in these companies are subject to additional risks. For example, such companies typically have less financial and managerial resources and more limited product lines than large-capitalization companies. In addition, such companies may be thinly traded and therefore subject to greater price volatility.

.. Foreign Investments and Emerging Markets Securities--Investments in foreign issuers expose investors to currency fluctuations, foreign taxation, settlement and custody risk, and changes in political conditions. Foreign investments may also include securities of issuers located in emerging countries. These countries may have relatively unstable governments and less diversified industrial bases.

.. Real Estate Companies--Investments in real estate companies (i.e., companies that, at the time of initial purchase, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or have at least 50% of their assets in such real estate) such as real estate investment trusts ("REITs") are subject to additional risks. None of the Underlying ETFs will generally invest in real estate directly, but certain Underlying ETFs may invest in securities issued by real estate companies. As a result, such Underlying ETFs are subject to the risks associated with the direct ownership of real estate. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws and property casualty.

.. Sector Volatility and Non-Diversified Portfolios--Certain Underlying ETFs are subject to sector volatility or may be non-diversified thus creating additional risks.

.. Fixed Income--Investments in fixed income securities by the Underlying ETFs may involve interest-rate risk, credit risk or market risk.

.. Illiquid Securities and Derivatives--Certain of the Underlying ETFs may invest in illiquid securities. Certain of the Underlying ETFs may invest in derivatives. These investments involve higher risk and may subject the Underlying ETFs to higher price volatility.


TEMPORARY DEFENSIVE POSITIONS OF THE FUNDS



The Funds may from time to time take temporary defensive positions that are inconsistent with their principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent a Fund from achieving its objective.


PORTFOLIO HOLDINGS

A description of the Series' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance of the Funds




TargETFund 2045 and TargETFund 2035 are new Funds of the Series and, as such, neither Fund has any past performance. TargETFund 2025, TargETFund 2015 and TargETFund Core each have less than one calendar year of performance, and their performance will be available in the Series' next available update of its Prospectus.

Fees and Expenses of the Funds

The tables below summarize the fees and expenses that you may pay as a shareholder of each Fund. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from a Fund's assets and are therefore paid indirectly by you and other investors in such Fund.

SHAREHOLDER FEES FOR EACH FUND:


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                    none
-----------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions          none


The Fund expenses shown in the tables below do not include the pro rata expenses of the Underlying ETFs. The Fund expenses shown in these tables would be higher if such expenses were included.


TARGETFUND 2045 ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


(as a percentage of average net assets)



FEES AND EXPENSES
-----------------------------------------------------------------------------------------------
Management fees                                                                           0.50%
-----------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees                                                  none
-----------------------------------------------------------------------------------------------
Other expenses/(2)/                                                                       0.73
-----------------------------------------------------------------------------------------------
Total gross operating expenses/(1)/                                                       1.23
-------------
(1) Less: Fee waiver and/or expense reimbursement                                        (0.62)
-----------------------------------------------------------------------------------------------
Total net operating expenses (after fee waiver and/or reimbursement)                      0.61
-----------------------------------------------------------------------------------------------


(2)Calculations are based on estimated expenses of the Fund for the period of October 2, 2006 to September 30, 2007. Amounts shown exclude organization
   and offering costs estimated at $      , which are being paid directly by
   the Manager. Effective October 2, 2006 through at least January 31, 2008, the Manager contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of the Fund's average daily net assets. Certain expenses, including custodian expenses, registrar and transfer agent expenses, Directors' fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by the Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in the Underlying ETFs. "Other expenses" do not include the expenses of the Underlying ETFs, which range from 0.10% to 0.75% per annum of such ETFs average daily net assets. At June 30, 2006, the weighted average of the expenses of the Underlying ETFs in which the Fund intends to invest was 0.27%.

TARGETFUND 2035 ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


(as a percentage of average net assets)



FEES AND EXPENSES
-----------------------------------------------------------------------------------------------
Management fees                                                                           0.50%
-----------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees                                                  none
-----------------------------------------------------------------------------------------------
Other expenses/(2)/                                                                       0.73
-----------------------------------------------------------------------------------------------
Total gross operating expenses/(1)/                                                       1.23
-------------
(1) Less: Fee waiver and/or expense reimbursement                                        (0.62)
-----------------------------------------------------------------------------------------------
Total net operating expenses (after fee waiver and/or reimbursement)                      0.61
-----------------------------------------------------------------------------------------------




(2)Calculations are based on estimated expenses of the Fund for the period of October 2, 2006 to September 30, 2007. Amounts shown exclude organization and offering costs estimated at $__________, which are being paid directly by the Manager. Effective October 2, 2006 through at least January 31, 2008, the Manager contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of the Fund's average daily net assets. Certain expenses, including custodian expenses, registrar and transfer agent expenses, Directors' fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by the Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in the Underlying ETFs. "Other expenses" do not include the expenses of the Underlying ETFs, which range from 0.10% to 0.75% per annum of such ETFs average daily net assets. At June 30, 2006, the weighted average of the expenses of the Underlying ETFs in which the Fund intends to invest was 0.27%.


TARGETFUND 2025 ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):
(as a percentage of average net assets)


FEES AND EXPENSES
-----------------------------------------------------------------------------------------------
Management fees                                                                           0.50%
-----------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees                                                  none
-----------------------------------------------------------------------------------------------
Other expenses/(2)/                                                                       1.39
-----------------------------------------------------------------------------------------------
Total gross operating expenses/(1)/                                                       1.89
-------------
(1) Less: Fee waiver and/or expense reimbursement                                        (1.28)
-----------------------------------------------------------------------------------------------
Total net operating expenses (after fee waiver and/or reimbursement)                      0.61%
-----------------------------------------------------------------------------------------------




(2)Calculations are based on annualized expenses of the Fund for the period of October 3, 2005 to March 31, 2006. Amounts shown exclude organization and offering costs of $137,021, which was paid directly by the Manager. Effective May 15, 2006 through at least January 31, 2008, the Manager contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of the Fund's average daily net assets. This fee waiver and/or expense reimbursement is reflected above under "Total net operating expenses". Certain expenses, including custodian expenses, registrar and transfer agent expenses, Directors' fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by the Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in the Underlying ETFs. "Other expenses" do not include the expenses of the Underlying ETFs, which range from 0.10% to 0.75% per annum of such ETFs average daily net assets. At June 30, 2006, the weighted average of the expenses of the Underlying ETFs in which the Fund invests was 0.27%.

TARGETFUND 2015 ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):
(as a percentage of average net assets)


FEES AND EXPENSES
-----------------------------------------------------------------------------------------------
Management fees                                                                           0.50%
-----------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees                                                  none
-----------------------------------------------------------------------------------------------
Other expenses/(2)/                                                                       1.71
-----------------------------------------------------------------------------------------------
Total gross operating expenses/(1)/                                                       2.21
-------------
(1) Less: Fee waiver and/or expense reimbursement                                        (1.60)
-----------------------------------------------------------------------------------------------
Total net operating expenses (after fee waiver and/or reimbursement)                      0.61%
-----------------------------------------------------------------------------------------------




(2)Calculations are based on annualized expenses of the Fund for the period October 3, 2005 to March 31, 2006. Amounts shown exclude organization and offering costs of $137,021, which was paid directly by the Manager. Effective May 15, 2006 through at least January 31, 2008, the Manager contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of the Fund's average daily net assets. This fee waiver and/or expense reimbursement is reflected above under "Total net operating expenses". Certain expenses, including custodian expenses, registrar and transfer agent expenses, Directors' fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by the Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in the Underlying ETFs. "Other expenses" do not include the expenses of the Underlying ETFs, which range from 0.10% to 0.75% per annum of such ETFs average daily net assets. At June 30, 2006, the weighted average of the expenses of the Underlying ETFs in which the Fund invests was 0.25%.


TARGETFUND CORE ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):
(as a percentage of average net assets)


FEES AND EXPENSES
-----------------------------------------------------------------------------------------------
Management fees                                                                           0.50%
-----------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees                                                  none
-----------------------------------------------------------------------------------------------
Other expenses/(2)/                                                                       1.35
-----------------------------------------------------------------------------------------------
Total gross operating expenses/(1)/                                                       1.85
-------------
(1) Less: Fee waiver and/or expense reimbursement                                        (1.24)
-----------------------------------------------------------------------------------------------
Total net operating expenses (after fee waiver and/or reimbursement)                      0.61%
-----------------------------------------------------------------------------------------------




(2)Calculations are based on annualized expenses of the Fund for the period October 3, 2005 to March 31, 2006. Amounts shown exclude organization and offering costs of $137,021, which was paid directly by the Manager. Effective May 15, 2006 through at least January 31, 2008, the Manager contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of the Fund's average daily net assets. This fee waiver and/or expense reimbursement is reflected above under "Total net operating expenses". Certain expenses, including custodian expenses, registrar and transfer agent expenses, Directors' fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by the Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in the Underlying ETFs. "Other expenses" do not include the expenses of the Underlying ETFs, which range from 0.10% to 0.48% per annum of such ETFs average daily net assets. At June 30, 2006, the weighted average of the expenses of the Underlying ETFs in which the Fund invests was 0.23%.

Examples of Each Fund's Expenses




These examples are intended to help you compare the costs of investing in each Fund with the costs of investing in other mutual funds. They assume that
(1) you invest $10,000 in each Fund at the beginning of each period shown (and pay any applicable sales charge), (2) your investment in each Fund has a 5% return each year, and (3) each Fund's operating expenses (including the management fee) are (i) the Fund's net operating expenses through January 31, 2008 (which reflect the applicable contractual expense reimbursement/fee waiver arrangement described above) and (ii) after January 31, 2008, the Fund's total gross operating expenses shown above. They do not reflect the fees and expenses paid by the Underlying ETFs. TargETFund 2045 and TargETFund 2035 are new and, as such, only their 1- and 3-year periods are provided. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                TARGETFUND 2045

                If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):
                                   1 Year    3 Years
                                   ------    -------
                    Class I         $62       $307
                -------------------------------------------------------------

                TARGETFUND 2035

                If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):
                                   1 Year    3 Years
                                   ------    -------
                    Class I         $62       $307
                -------------------------------------------------------------

                TARGETFUND 2025

                If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):
                                   1 Year    3 Years    5 Years    10 Years
                                   ------    -------    -------    --------
                    Class I         $62       $425       $860       $2,070
                -------------------------------------------------------------

                TARGETFUND 2015

                If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):
                                   1 Year    3 Years    5 Years    10 Years
                                   ------    -------    -------    --------
                    Class I         $62       $482       $986       $2,374
                -------------------------------------------------------------

                TARGETFUND CORE

                If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):
                                   1 Year    3 Years    5 Years    10 Years
                                   ------    -------    -------    --------
                    Class I         $62       $418       $844       $2,031
                -------------------------------------------------------------


                TARGETFUND 2045

                If you do not sell your shares at the end of each period, your costs would be:
                                   1 Year    3 Years
                                   ------    -------
                    Class I         $62       $307
                --------------------------------------------------------------

                TARGETFUND 2035

                If you do not sell your shares at the end of each period, your costs would be:
                                   1 Year    3 Years
                                   ------    -------
                    Class I         $62       $307
                --------------------------------------------------------------

                TARGETFUND 2025

                If you do not sell your shares at the end of each period, your costs would be:
                                   1 Year    3 Years    5 Years    10 Years
                                   ------    -------    -------    --------
                    Class I         $62       $425       $860       $2,070
                --------------------------------------------------------------

                TARGETFUND 2015

                If you do not sell your shares at the end of each period, your cost would be:
                                   1 Year    3 Years    5 Years    10 Years
                                   ------    -------    -------    --------
                    Class I         $62       $482       $986       $2,374
                --------------------------------------------------------------

                TARGETFUND CORE

                If you do not sell your shares at the end of each period, your cost would be:
                                   1 Year    3 Years    5 Years    10 Years
                                   ------    -------    -------    --------
                    Class I         $62       $418       $844       $2,031
                --------------------------------------------------------------

Questions and Answers About the Funds

Q: WHICH FUND SHOULD I CONSIDER?


A: TargETFund 2045, TargETFund 2035, TargETFund 2025 and TargETFund 2015 are named in accordance with a calendar year targeted by an investor for retirement or other investment goal. TargETFund Core is designed for investors who seek capital appreciation and preservation of capital with current income.


Q: WHAT ARE THE FUNDS' ASSET ALLOCATION STRATEGIES?

A: The Funds invest a percentage of their assets in the Underlying ETFs based on two asset allocation strategies developed by the Manager: Seligman Time Horizon Matrix and Seligman Harvester. These strategies are based on the Manager's belief that, over time, shareholders who use a prudent risk management and asset allocation process should see better investment results than shareholders who let their emotions drive their investment behavior. Implementation and execution of the Time Horizon and Harvester strategies, through funds designed to meet specific financial goals, provide investors with an asset allocation strategy that studies suggest they are unlikely to implement on their own.


Q: CAN I TAKE ADVANTAGE OF SELIGMAN TIME HORIZON MATRIX AND SELIGMAN HARVESTER
   ASSET ALLOCATION STRATEGIES BY SIMPLY INVESTING IN THE FUNDS?



A: Yes. TargETFund 2045, TargETFund 2035, TargETFund 2025 and TargETFund 2015 each are "target-date funds" that seek to implement Seligman Time Horizon Matrix by investing a specified percentage of its assets in the Underlying ETFs. However, although TargETFund 2045 and TargETFund 2035 are each a Target Date Fund, these Funds will not begin a migration strategy until approximately 2025 for TargETFund 2045 and until approximately 2015 for TargETFund 2035. TargETFund Core seeks to implement the Seligman Harvester asset allocation strategy also by investing a specified percentage of its assets in various Underlying ETFs. Each strategy is explained in detail below.


Q: WHAT ARE TARGET-DATE FUNDS?

A: In general, target-date funds periodically shift allocations from historically more aggressive to less aggressive asset classes, which provides investors with a simple, convenient and disciplined means of employing a professionally managed diversification process over long time-frames.

Q: IS EACH FUND AN ETF?

A: No. Each Fund is a mutual fund that invests in a variety of ETFs.
   ETFs--exchange-traded funds--are investment companies that generally seek to track a securities index or baskets of securities. They are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market.

Q: WHAT IS THE BASIS FOR EACH FUND'S STRATEGY?

A: Each Fund benefits from the Manager's extensive, ongoing research into the relationship between time and the relative risk of various asset classes.




   TargETFund 2045: Under normal market conditions, this Fund invests in Underlying ETFs that invest in domestic small-, mid- and large-cap equity asset classes and international equity asset classes, including emerging markets. The proportion of the overall portfolio invested in any one asset class is based on the Manager's research findings that show such asset classes have been essential to overcome the effect of inflation and to benefit from compounding returns over long time frames. The Manager includes the international asset class because it believes that the international equity asset class has the potential to provide competitive returns as well as diversification. Under normal market conditions, the Fund will approximately maintain its initial allocation to aggressive asset classes until 2025 when the TargETFund 2045 is intended to become more conservative over time until (in 2045) its investments are substantially similar to TargETFund Core.



   TargETFund 2035: Under normal market conditions, this Fund invests in Underlying ETFs that invest in domestic small-, mid- and large-cap equity asset classes and international equity asset classes, including emerging markets. The proportion of the overall portfolio invested in any one asset class is based on the Manager's research findings that show such asset classes have been essential to overcome the effect of inflation and to benefit from compounding returns over long time frames. The Manager includes the international asset class because it believes that the international equity asset class has the potential to provide competitive returns as well as diversification. Under normal market conditions, the Fund will approximately maintain its initial allocation to aggressive asset classes until 2015 when the TargETFund 2035 is intended to become more conservative over time until (in 2035) its investments are substantially similar to TargETFund Core.


   TargETFund 2025: Under normal market conditions, this Fund invests in Underlying ETFs that invest in domestic small-, mid- and large-cap equity asset classes and international equity asset classes, including emerging markets. The proportion of the overall portfolio invested in any one asset class is based on the Manager's research findings that show such asset classes have been essential to overcome the effect of inflation and to benefit from compounding returns over long time frames. The Manager includes the international asset class because it believes that the international equity asset class has the potential to provide competitive returns as well as diversification.

   TargETFund 2015: Under normal market conditions, this Fund invests in Underlying ETFs that invest in domestic small-, mid- and large-cap equity asset classes and international equity asset classes, including emerging markets. In addition, this Fund under normal market conditions invests in Underlying ETFs that invest in the real estate asset class (in the form of REITs) and in Underlying ETFs that invest in the fixed-income asset class. The Manager believes that exposure to the real estate asset class (i.e., REITs) can provide relative diversification and high liquidity and reduce volatility in yield and market values. An allocation to the fixed income asset class is included in an attempt to provide relative diversification and stability and some current income.


   TargETFund Core: Under normal market conditions, this Fund invests in Underlying ETFs that invest in (i) domestic mid- and large-cap equity asset classes; (ii) international asset classes (not including emerging markets);
   (iii) the real estate asset class (in the form of REITs); and (iv) the fixed-income asset class (including Underlying ETFs that invest in US government securities). The Fund normally does not include allocations to ETFs that invest in the small-cap or emerging markets equity asset classes. This reflects the Manager's opinion that these asset classes are too volatile and speculative for investors who wish to conserve their capital and generate an income stream. As with TargETFund 2015, the Manager believes that exposure to the real estate asset class (i.e., REITs) can provide relative diversification and high liquidity and reduce volatility in yield and market values. Similarly, exposure to the fixed income asset class is included in an attempt to provide relative diversification, stability and income. An allocation to Underlying ETFs that invest in US government securities is included because the Manager believes that such an allocation can help protect against sudden market downturns that could erode capital, especially if they occur when income is withdrawn.


Q: WHAT IS SELIGMAN TIME HORIZON MATRIX?

A: Seligman Time Horizon Matrix is a multidiscipline strategy designed for investors seeking to manage market risk and build wealth over time. The strategy is based on historical calendar-year performance of various asset classes since 1950 and may be updated as the Manager deems appropriate. The foundation for this strategy is the historical observation that the relative risk of various asset classes changes over time. Based on these observations, the Manager believes that time, as well as asset allocation, can be used to diversify risk. Through its systematic investment approach that seeks to meet financial goals, Seligman Time Horizon Matrix seeks to manage the impact of market fluctuations. A basic premise of Seligman Time Horizon Matrix is to stay invested throughout market fluctuations rather than trying to time general market movements and avoid volatility by jumping in and out of various investments. As investment history has shown, it has been nearly impossible to time the markets successfully on a consistent basis.

Q: WHAT IS SELIGMAN HARVESTER?

A: Seligman Harvester (which is incorporated into Seligman Time Horizon Matrix) is an asset allocation strategy designed for investors who seek current income and capital preservation as well as growth of capital. This strategy is designed for investors who need to withdraw income from accumulated assets, and who, therefore, may be more sensitive to the volatility of their investments. For example, if you withdraw a fixed amount of an investment in a down market you deplete more capital than you would in an up market because you have to sell more of your investment to produce the desired withdrawal. Further, if the market rebounds, fewer assets will be left to take part in the upswing. The Seligman Harvester strategy seeks to reduce such risks through appropriate allocation to historically less volatile asset classes. If you purchase TargETFund Core and are seeking to withdraw income from this Fund, the Manager recommends that you consult a financial and/or tax advisor to develop an appropriate withdrawal strategy that includes, for example, such factors as your liquidity needs, other sources of income, and tax considerations.

Q: HOW WAS SELIGMAN TIME HORIZON MATRIX DEVELOPED?

A: Seligman Time Horizon Matrix is the result of extensive proprietary research by the Manager that examines the performance of different asset classes over various time periods. Although past performance of asset classes is not a guarantee of future results, the Manager believes that an analysis of historical performance can provide guidelines that help make prudent long-term investment decisions. The Manager's research shows that, historically, as time frames lengthen, market volatility and the relative risk among various asset classes have changed.

   For example, small-company stocks have been relatively volatile when compared with Treasury bills over a number of different one-year holding periods. However, when holding periods have been extended, the relative risk between small-company stocks and Treasury bills has been more closely aligned. In fact, this research demonstrates that in any 20 calendar-year holding period since 1950 the worst performance of small-company stocks surpassed the best performance of Treasury bills. Seligman Time Horizon Matrix is the result of similar comparisons among all the asset classes described in Appendix A over one-, five-, 10-, 20- and 30-year holding periods. Of course, past performance is not a guarantee of future results.

Q: HOW WAS SELIGMAN HARVESTER DEVELOPED?

A: Seligman Harvester also was developed through proprietary research conducted by the Manager. Using sophisticated statistical techniques to analyze asset class returns since 1950, this research tested different combinations of withdrawal strategies and asset allocations to assess the probability of conserving capital while realizing current income. Like Seligman Time Horizon Matrix, Seligman Harvester may be updated. One of the key design parameters for a Harvester portfolio was to develop an allocation that would have had no negative investment results over any five-year period since 1950. The Manager's research indicates that an asset allocation comprising equities (including real estate securities), fixed income and US government securities was particularly effective in conserving capital over long time periods when used with certain withdrawal strategies. Under normal market conditions, the Seligman TargETFund Core intends to maintain an asset allocation that includes such asset classes.

Q: HOW DO THE TARGETFUNDS IMPLEMENT THE TIME HORIZON MATRIX AND HARVESTER
   STRATEGIES?


   TargETFund 2025 and TargETFund 2015 seek to reduce an investor's portfolio volatility on a periodic basis through "migration." Migration involves periodically shifting portfolio investments from historically more volatile asset classes to historically less volatile asset classes. This process continues in accordance with the recommendations in Seligman Time Horizon Matrix, until the portfolio matches the asset allocation recommended by TargETFund Core. As discussed above, TargETFund 2025 and TargETFund 2015 have automatically implemented this strategy. TargETFund 2045 and TargETFund 2035 will automatically implement migration in 2025 and 2015, respectively. TargETFund Core, which seeks to maintain its target allocation, does not use migration.


Q: WHY SHOULDN'T I JUST INVEST IN THE UNDERLYING ETFS DIRECTLY?


A: Investing in the Funds offers you the choice of turnkey convenience and simplicity. For example, your statements will detail only one Fund rather than all the various individual Underlying ETFs. Moreover, by using cash flows and periodic adjustments, the Manager will seek to maintain an investment in each of the Underlying ETFs that approximates, to the extent possible, the targeted allocations. By contrast, if you choose to invest in the Underlying ETFs separately, you would have to make these adjustments yourself.

Additional Information About the Funds' Investment Strategies and Risks


As mentioned above, each Fund pursues its investment objective by investing in the Underlying ETFs. Each Fund may also invest up to 20% of its net assets in US government securities, high-quality short-term instruments, cash and cash equivalents. The Funds may, from time to time, take temporary defensive positions that are inconsistent with their respective strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Funds from achieving their respective objective(s).



A Fund may purchase or sell shares of the Underlying ETFs, US government securities and high-quality short-term instruments: (a) to accommodate purchases and sales of its shares; (b) in respect of the Target Date Funds, to implement the process of migration as discussed under "Asset Allocation Strategies" and "Questions and Answers about the Funds"; (c) to adjust the percentages of its assets invested in each of the Underlying ETFs, US government securities, high-quality short-term instruments, cash and cash equivalents in response to economic, market or other conditions and changes in Seligman Time Horizon Matrix.


As mentioned above, under normal conditions, the Manager intends periodically to reallocate its investments in the Underlying ETFs. This process may generate net capital gains (including short-term capital gains that are generally taxed to investors at ordinary income tax rates) to investors in the Funds. The Manager will seek to minimize the realization of net capital gains by allocating both positive and negative cash flows (realized from purchases and sales of Fund shares) in a manner that periodically moves the actual positions in the Underlying ETFs toward the asset allocation ranges deemed appropriate by the Manager. However, the reallocation process may generate net capital gains for investors that are higher than the net capital gains ordinarily incurred by an investor through an asset allocation strategy that has broader investment ranges or an asset allocation strategy designed by the investor.

Investors in the Funds may bear expenses directly or indirectly through sales of securities held by the Funds and the Underlying ETFs that result in realization of ordinary income or taxable gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates).


Except for its fundamental policies, each Fund may change its principal strategies if the Board of Directors believes doing so is consistent with that Fund's objective. In addition, the Underlying ETFs, US government securities and short-term instruments in which each Fund may invest, the asset allocations, and the investments in each Underlying ETF may be changed from time to time without shareholder approval. However, each Fund's objective(s) and its fundamental policies may be changed only with shareholder approval.


Each Fund is subject to the risk that the asset allocation strategy used by the Manager may fail to produce the intended results. The historical data on which Seligman Time Horizon Matrix and Seligman Harvester are based involve the performance of various asset classes. Past performance (before and after taxes), however, is not a guarantee of future performance. Moreover, the investments of the Underlying ETFs may differ significantly from the securities that comprise those asset classes, and there is a risk that the performance of the Underlying ETFs will not be the same as the performance of those asset classes.

A Fund may not be able to pay or timely pay redemption proceeds within the period stated in the Prospectus because of unusual market or other conditions.

There is no guarantee that investors will realize their investment goals by investing in one or more of the Funds. Investors should carefully consider the risks and tax consequences involved with an investment in one or more of the Funds.

A more complete description of the risks associated with the investment practices of the Underlying ETFs is provided under "Certain Risks of the Underlying ETFs" in this Prospectus and in "The Underlying ETFs" in the Series' Statement of Additional Information.

Management

The Board of Directors of the Series provides broad supervision over the affairs of each Fund.

The Manager of each Fund, J. & W. Seligman & Co. Incorporated, is located at 100 Park Avenue, New York, New York 10017. The Manager is responsible for each Fund's investments and administers each Fund's business and other affairs.


Established in 1864, the Manager currently serves as manager to 24 US registered investment companies, which offer 60 investment portfolios with approximately $11 billion in assets as of June 30, 2006. The Manager also provides investment management or advice to institutional or other accounts having an aggregate value at June 30, 2006 of approximately $7.6 billion.


Each Fund pays the Manager a management fee for its advisory services. The fee rate declines as each Fund's net assets increase. The management fee rates are equal to an annual rate of 0.50% of each Fund's average daily net assets for up to $500 million of net assets per Fund, 0.45% of each Fund's average daily net assets from $500 million to $1 billion of net assets per Fund and 0.40% of each Fund's average daily net assets in excess of $1 billion per Fund.


Effective through at least January 31, 2008, the Manager has contractually undertaken to waive its management fee and/or to reimburse each Fund's expenses to the extent that each of the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of the Fund's average daily net assets.


In addition to the management fees paid by each of the Funds, investors will bear their pro-rata portion of the management fees charged by the Underlying ETFs. This will result in an investor paying higher overall fees than if the investor purchased the Underlying ETFs directly.

PORTFOLIO MANAGEMENT

Mr. Charles W. Kadlec and Mr. John B. Cunningham are each Co-Portfolio Managers of the Funds and Vice Presidents of the Series. Mr. Kadlec is also a Managing Director and Director of the Manager. Mr. Kadlec is also the President of Seligman Advisors, Inc. and Seligman Services, Inc. and is responsible for overseeing the business operations of each. He is also a Vice President and Portfolio Manager of Seligman Time Horizon/Harvester Series, Inc. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix and Seligman Harvester. He is also Vice President of Tri-Continental Corporation.

Mr. Kadlec joined the Manager in December 1985 and has since held various positions. In 1997, he became Chief Investment Strategist for Seligman Advisors and in 2002 assumed additional responsibilities as the Director of High Net Worth Marketing. In 2004, he became Executive Vice President of Seligman Advisors and assumed his current position with Seligman Advisors in January 2005.


Mr. Cunningham is also a Vice President and Portfolio Manager of Seligman Common Stock Fund, Tri-Continental Corporation and Seligman Income and Growth Fund, Inc. He is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Common Stock Portfolio. Mr. Cunningham is also a Managing Director and Chief Investment Officer of the Manager. Prior to joining the Manager in 2004, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management ("SBAM") and Group Head of SBAM's Equity Team. Prior to 2001, he was Director, Portfolio Manager of SBAM.


Mr. Kadlec and Mr. Cunningham each have decision-making authority with respect to each Fund's investments. They are responsible for the direction and interpretation of the ongoing statistical research that, in combination with their in-vestment judgment, forms the basis of changes in the asset allocations of the Funds. In addition, they are responsible for managing cash inflows and outflows and the migration process.

Mr. Gary Terpening provides assistance in managing the Funds through his research and contributions to investment decisions with respect to the design of the overall asset allocations and through the recommendation of specific Underlying ETFs for the implementation of those allocation strategies. Mr. Terpening is Vice President of the Manager (since 2000) and Seligman Advisors (since 1998).


The Series' Statement of Additional Information provides additional information about the compensation of the individuals named above (the "Portfolio Managers") other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities of the Funds.


  AFFILIATES OF THE MANAGER:
  Seligman Advisors, Inc.:

  Each Fund's distributor; responsible for accepting orders for purchases and sales of Fund shares.


  Seligman Services, Inc.:
  A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

  Seligman Data Corp. ("SDC"):
  Each Fund's shareholder service agent; provides shareholder account services to the Funds at cost.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS

In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?

A. The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.

Q2.DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
   SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest. A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is set forth in each Fund's Statement of Additional Information.

Q4.WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E., AFTER
   4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations. The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds' policies is set forth in each Fund's prospectus.

Q6.HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?

A. The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7.DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?

A. Like other members of the mutual fund industry, Seligman has considered, and continues to consider, numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9.IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
   MARKET TIMING OR LATE TRADING?

A. Since February 2004, Seligman has been in discussion with the New York staff of the SEC and the Office of the New York Attorney General ("Attorney General") in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman's voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.

   Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman has objected to the Attorney General's seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General's inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

   At the end of September 2005, the Attorney General indicated that it intends to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

   Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

   Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Q10.DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.




Q11.HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
    OVERALL INTERNAL REVIEW?


A. One employee has left Seligman.

The Underlying ETFs


Types of Underlying ETFs





In pursuing their respective investment objectives, each Fund will invest in certain of the Underlying ETFs in accordance with the asset allocation and investment strategies contained in this prospectus. The Underlying ETFs in which the Funds may invest include those that seek to track the indices set forth below by primary asset class. In addition, the Underlying ETFs may include ETFs that track different indices within these assets classes or indices corresponding to asset classes that are not listed below. There can be no assurances that any Fund will invest in any particular asset class or that any particular index and corresponding Underlying ETF will be used by any of the Funds. The Manager may, at its discretion, add other asset classes, indices and Underlying ETFs. Certain indices and Underlying ETFs, due to their characteristics, may fit into more than one asset class, and be used by the Manager for that purpose.





LARGE-CAP


..  Dow Jones U.S. Select Dividend Index/SM/


..  Russell 1000(R) Index


..  Russell 1000(R) Value Index


..  Russell 1000(R) Growth Index


..  Standard & Poor's 500 Composite Stock Index (S&P 500(R))


..  Standard & Poor's 100 Stock Index (S&P 100(R))


..  NYSE U.S. 100 Index(R)



MID-CAP




..  Russell Midcap(R) Index


..  Russell Midcap(R) Value Index


..  Russell Midcap(R) Growth Index


..  S&P 400 MidCap/Barra Value(R) Index


..  S&P 400 MidCap/Barra Growth(R) Index



SMALL-CAP


..  Russell 2000(R) Index


..  Russell 2000(R) Value Index


..  Russell 2000(R) Growth Index


..  S&P SmallCap 600(R) Index



INTERNATIONAL


..  Morgan Stanley Capital International Europe, Australasia and Far East Index
   (MSCI EAFE Index(R))


..  Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging
   Markets (EM) Index/SM/)



FIXED INCOME


..  Goldman Sachs $ InvesTop/TM/ Index


..  Lehman Brothers 1-3 Year US Treasury Index


..  Lehman Brothers U.S. Aggregate Index


..  Lehman Brothers U.S. Treasury Inflation Notes Index



REAL ESTATE


..  Dow Jones U.S. Real Estate Index



By way of example, the Underlying ETFs may include specific series of iShares Trust, iShares, Inc., SPDR Trust Series 1, MidCap SPDR Trust and other ETFs that have obtained exemptive orders from the Securities and Exchange Commission (the "SEC")./1/ Each of the Underlying ETFs files financial and other information with the SEC. Such information is publicly available at www.sec.gov. No representation or warranty is hereby made as to the accuracy or completeness of any such information.

-------------

/1/ iShares is a registered mark of Barclays Global Investors, N.A. ("BGI"), and the indices and underlying ETFs noted above are registered marks of various institutions. The Series or the Series' Funds offered by this prospectus are not sponsored, endorsed, sold, or promoted by BGI, any other ETF sponsor or index sponsor. BGI, other ETF sponsors and index sponsors make no representations or warranties to the shareholders of the Funds or any member of the public regarding the advisability of investing in the Funds. BGI, other ETF sponsors and index sponsors have no obligation or liability in connection with the operation, marketing, trading or sale of the Funds.

LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES

Generally, under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund may not acquire shares of another investment company (including Underlying ETFs) if, immediately after such acquisition, (i) such Fund would hold more than 3% of the other investment company's total outstanding shares,
(ii) if such Fund's investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such Fund's total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Funds' ability to invest in Underlying ETFs will be severely constrained unless the Underlying ETFs have received such an order from the SEC, and the Underlying ETF and the Funds take appropriate steps to comply with the relevant terms and conditions of such orders.


A Fund will invest in an Underlying ETF only if the SEC has issued such an exemptive order to the Underlying ETF which permits investment companies, including the Funds, to invest in the Underlying ETF beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Underlying ETF before investing in them in excess of the 3% limitation in the 1940 Act. To the extent other ETFs obtain similar exemptive relief from the SEC, the Funds may seek to qualify to invest in such other ETFs in excess of the limitations set forth in the 1940 Act. Each Fund may invest greater than 25% of its assets in any one Underlying ETF, although no Fund intends to invest greater than 40% of its assets in any one Underlying ETF.


To the extent the limitations of the 1940 Act apply to an Underlying ETF, such limitations may prevent a Fund from allocating its investments in the manner that the Manager considers optimal, or cause the Manager to select a similar index or sector-based mutual fund or other investment company (each, an "Other Investment Company"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) ("Stock Baskets") as an alternative. The Funds may also invest in Other Investment Companies or Stock Baskets when the Manager believes they represent more attractive opportunities than similar Underlying ETFs.

Each Fund invests a substantial portion of its assets in the Underlying ETFs. Accordingly, each Fund's performance depends upon a favorable allocation among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance.

Certain Risks of the Underlying ETFs

The following summarizes certain risks associated with investments in the Underlying ETFs. The summary is not intended to be exhaustive.

There can be no assurance that the investment objective(s) of any of the Underlying ETFs will be achieved. Each Underlying ETF's investments (both equity and fixed-income) may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.


An investment in the Underlying ETFs is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The US government does not guarantee the market value or the current yield of government securities. Each Underlying ETF's net asset value, yield (if applicable) and total return will fluctuate and are not guaranteed by the US government.


EQUITY-RELATED RISKS


The following risks relate to investments in equity securities, including common stocks, securities convertible into common stocks, options and warrants. TargETFund 2045, TargETFund 2035 and TargETFund 2025 will initially invest most or all of their respective assets in Underlying ETFs investing primarily in equity securities. TargETFund 2015 and TargETFund Core will invest a substantial portion of their assets in Underlying ETFs investing primarily in equity securities.


Securities of Large-Cap US Companies--Certain of the Underlying ETFs invest a portion of their assets in the stocks of large US companies. Stocks of large US companies have at times experienced periods of volatility and negative performance. During such periods, the value of large company stocks may decline. This could adversely affect these Underlying ETF's performance.

Securities of Small-Cap Companies--Certain of the Underlying ETFs invest in the stocks of small-capitalization companies. Investments in such companies typically involve greater risks than investments in larger companies. These companies, as a whole, may have shorter operating histories, less experienced management and limited product lines, markets and financial or managerial resources. In addition, such companies may be thinly traded and therefore subject to greater price volatility. Also, such companies may be more vulnerable than larger companies to adverse business or economic developments.

Sector Volatility--Certain of the Underlying ETFs may invest more heavily in certain industries or sectors believed by the Manager to offer good investment opportunities. If any of these industries or sectors fall out of favor, performance may be negatively affected.

Non-Diversification--Certain of the Underlying ETF's are classified as non-diversified. This means that each Underlying ETF may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Underlying ETF may be more susceptible to risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Illiquid Securities and Derivatives--Certain of the Underlying ETFs may invest in illiquid securities. Certain Underlying ETFs may invest in derivatives such as stock index futures. These investments involve higher risk and subject the Underlying ETFs to higher price volatility.

Foreign Securities--Certain of the Underlying ETFs may invest in securities of foreign issuers. These securities involve risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Emerging Markets Securities--Certain of the Underlying ETFs may invest in securities of issuers located in emerging countries. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned and more recently organized than many US companies.

REAL ESTATE-RELATED RISKS

Risks of Real Estate Investments and REITs--Certain of the Underlying ETFs may invest in securities issued by real estate companies and these may be subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other capital; overbuilding; lack of completion of developments or delays in completion; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws or other government regulations; costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; limitations on, or unavailability of, insurance on favorable economic terms; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; tenant bankruptcies and other credit problems; changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism; changes in interest rates; and legal, cultural or technological developments.

These risks, including the perception that these risks may materialize, could contribute to a decline in dividends received and paid by an Underlying ETF and a decline in the value of its investments and, consequently, its share price. To the extent investments are concentrated in particular geographical regions or types of real estate companies, it may be subject to certain of these risks to a greater degree.

The above factors may also adversely affect a borrower's or a lessee's ability or willingness to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may suffer losses, experience delays in enforcing its rights as a mortgagee or lessor and incur substantial costs associated with protecting its investments.

Equity REITs (those REITs that invest a majority of their assets in real property and derive their income primarily from rents) may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs (those REITs that invest a majority of their assets in real estate mortgages and derive their income primarily from interest payments) may be affected by the quality of any credit extended, interest rates and refinancings. Further, REITs are dependent upon management skills and generally may not be diversified. As a result, performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. REITs are also subject to heavy cash flow dependency. REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. Any such failure by a REIT could adversely affect the value of an investment in an Underlying ETF that invests in REITs.

REITs have ongoing operating fees and expenses, which may include management, advisory and administration fees or expenses. These fees and expenses are borne by REIT shareholders, including an Underlying ETF, and indirectly, the Funds.

Interest Rate Risk--Because investors generally look to real estate companies for a stream of income, the prices of real estate company shares may be more sensitive to changes in interest rates than are other equity securities.

FIXED-INCOME-RELATED RISKS

The following risks relate to investments in fixed-income securities in which certain of the Underlying ETFs may invest, including bonds, notes and mortgage-backed securities.

Credit risk--A fixed-income security may deteriorate in quality to such an extent that its rating is downgraded or its market value declines. Credit risk also includes the risk that an issuer of fixed-income securities would not be able to make or timely make interest and principal payments. If an Underlying ETF holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

Ratings by Moody's and S&P are generally accepted measures of credit risk. However, these ratings have limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future condition. Frequently there is a lag between the time the rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Market risk--Fixed-income securities in which the relevant Underlying ETFs invest are traded principally by dealers in the over-the-counter market. Prices of bonds may fall in response to economic events or trends or in response to events specific to a single issuer, such as a downgrade in the issuer's credit rating or business prospects. Adverse market conditions could reduce the number of ready buyers.

Interest-Rate Risk--Generally, as interest rates rise, the value of fixed-income securities will decline. This effect of interest rates is usually greater for longer-term securities. Longer-term securities generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities.

Additionally, when interest rates are falling, the inflow of new money into each of these Underlying ETFs from their sale of shares will likely be invested in securities producing lower yields than the balance of the Underlying ETF's assets, reducing the current yield of the Underlying ETF. In periods of rising interest rates, the opposite may be true. Certain of the Underlying ETFs invest in securities issued by the US Government, which are considered among the safest of fixed-income investments. However, their market values, like those of other debt securities, will fluctuate with changes, real or anticipated, in the level of interest rates. The value of an Underlying ETF that invests in US Government securities will fluctuate accordingly, and its yield will vary based on the yield of its portfolio securities.

Illiquid Securities--Certain of the Underlying ETFs may invest in illiquid securities. These investments involve higher risk and subject the Underlying ETFs to higher price volatility.

Foreign Securities--Certain of the Underlying ETFs may invest in fixed-income securities of foreign issuers. These securities involve risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Shareholder Information

The Funds offers six classes of shares. Only Class I shares are offered by this Prospectus. The Board of Directors of the Series believes that no conflict of interest currently exists among the Funds' Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the 1940 Act and applicable state law, will seek to ensure that no such conflict arises.

Seligman (as well as the Funds' distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the Series' Statement of Additional Information.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, each Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of each Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

  NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV.

The NAV of each Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because certain or all of the Funds may invest in Underlying ETFs holding portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Underlying ETFs do not price their shares, the value of a Fund's portfolio securities (i.e., Underlying ETFs that invest in securities that are primarily listed on foreign exchanges) may change on days when you may not be able to buy or sell Fund shares.

The Underlying ETFs and other securities owned by each Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Series' Board of Directors. The value of a security held by a Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intraday trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

How to Buy Fund Shares


Class I shares are not subject to any initial or contingent deferred sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a "qualified tuition program" (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors, (ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC,
(iii) any qualified or non-qualified employee benefit plan or arrangement ("Benefit Plan") with over $200 million in assets that is approved by Seligman Advisors, (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I Shares of that Seligman fund and (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a financial intermediary that has been authorized by Seligman Advisors to offer Class I shares pursuant to a written agreement. Each eligible investor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation (NSCC) or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) ("Affiliated Benefit Plans") may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.



To make your initial investment in the Funds, an account must be established with SDC.


How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund's current Prospectus to determine if it offers Class I shares. Exchanges will be made at each fund's respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisors by 4:00 p.m. Eastern time to receive that day's NAV.

How to Sell Shares


Generally, institutional shareholders must send written instructions to SDC to sell Fund shares. SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Funds do not charge any fees or expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;


.. Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals);

.. Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; or

.. Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares


As a matter of policy, each Fund discourages frequent trading of Fund shares. In this regard, the Board of Directors of the Series has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund's portfolio. If any Fund, Seligman Advisors (the Funds' distributor) or SDC (the Funds' shareholder servicing agent) (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of a Fund's shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Funds' policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.


Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund's portfolio, hinder such Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund's operating costs and decrease a Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Dividends and Capital Gain Distributions


Each Fund generally will pay any dividends from its net investment income and distributes any net capital gains realized on investments at least annually (TargETFund Core generally will pay dividends from its net investment income on a quarterly basis). Because each Fund may sell the Underlying ETFs, US Government securities and short-term instruments: (a) to accommodate sales of its shares; (b) in respect of the Target Date Funds to implement the process of migration; and (c) to adjust the percentages of its assets invested in each of the Underlying ETFs, US Government securities, short-term instruments, cash and cash equivalents in response to economic, market or other conditions and changes in Seligman Time Horizon Matrix; each Fund may generate net capital gains (including short-term capital gains that are generally taxed to shareholders at ordinary income tax rates) for investors that may be higher than the net capital gains ordinarily incurred by an investor through an investment in another asset allocation fund that has broader investment ranges or an asset allocation strategy designed by the investor. In addition, due to federal income tax laws, each Fund may not fully utilize capital losses (to offset capital gains) from the sale of the Underlying ETFs at a loss.


Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.


If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759 or, an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.



Dividends or capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check or by wire transfer, or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, typically within 2 business days from the payable date.


Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

  DIVIDEND:
  A payment by a mutual fund, usually derived from a Fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from a Fund's assets before it calculates its NAV.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. To the extent a Fund receives certain tax benefits on dividends that it receives, these pass-through benefits may not be realized by an investor in the Fund. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on exchanges.

You may be taxed at different rates on capital gains distributed by a Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.


Each of the Target Date Funds will automatically be combined with the TargETFund Core during their respective target years. The Manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of TargETFund Core at net asset value, with the shares of TargETFund Core then distributed to shareholders of the applicable Target Date Fund. Based on current tax rules, the Manager expects the combination to be effected in a non-taxable transaction. Changes in such tax rules or other applicable law could negatively impact the combination of Funds.

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------

SPECIALTY
--------------------------------------------------------------------------------


Seligman Communications and Information Fund+


Seeks capital appreciation by investing in companies operating in the communications, information and related industries.



Seligman Emerging Markets Fund+

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------


Seligman Frontier Fund+

Seeks growth of capital by investing primarily in small company growth stocks.


Seligman Global Smaller Companies Fund+

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.


Seligman Smaller-Cap Value Fund+

Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------


Seligman Capital Fund+


Seeks capital appreciation by investing in the common stocks of medium-sized companies.


LARGE COMPANY
--------------------------------------------------------------------------------


Seligman Common Stock Fund+

Seeks total return through a combination of capital appreciation and current income.


Seligman Global Growth Fund+

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.


Seligman Growth Fund+

Seeks long-term capital appreciation.


Seligman International Growth Fund+

Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.


Seligman Large-Cap Value Fund+

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

BALANCED
--------------------------------------------------------------------------------


Seligman Income and Growth Fund+

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

REAL ESTATE
--------------------------------------------------------------------------------


Seligman LaSalle Monthly Dividend Real Estate Fund+

Seeks to produce a high level of current income. Capital appreciation is a secondary objective.

-------------

+ Offers Class I shares.

FIXED-INCOME
--------------------------------------------------------------------------------

INCOME
--------------------------------------------------------------------------------


Seligman High-Yield Fund+




Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.



Seligman Investment Grade Fixed Income Fund+

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.


Seligman U.S. Government Securities Fund




Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government sponsored enterprises.


MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*
Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California                 Louisiana                  New Jersey
.. High-Yield               Maryland                   New York
.. Quality                  Massachusetts              North Carolina
Colorado                   Michigan                   Ohio
Florida                    Minnesota                  Oregon
Georgia                    Missouri                   Pennsylvania
                                                      South Carolina

* A small portion of income may be subject to state and local taxes.
MONEY MARKET
--------------------------------------------------------------------------------


Seligman Cash Management Fund+


Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.


ASSET ALLOCATION
--------------------------------------------------------------------------------
Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund
Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity


-------------

+ Offers Class I shares.

securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Time Horizon 10 Fund.


SELIGMAN TARGETHorizon ETF PORTFOLIOS, INC. offers three asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).




Seligman TargETFund 2045


Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2045 approaches.



Seligman TargETFund 2035


Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.



Seligman TargETFund 2025+

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2025 approaches.


Seligman TargETFund 2015+

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2015 approaches.


Seligman TargETFund Core+

Seeks capital appreciation and preservation of capital with current income.




-------------

+ Offers Class I shares.

Financial Highlights (unaudited)







The tables below are intended to help you understand the financial performance of each Class of each of TargETFund 2025, TargETFund 2015 and TargETFund Core for the six-month period ended March 31, 2006. TargETFund 2045 and TargETFund 2035 are newly organized so financial highlights are not available. Financial highlights will be published in each such Fund's Semi-Annual and Annual Report and reflected in the Series' next available update of its Prospectus. Certain information reflects financial results for a single share of a Class that was held throughout the period shown. Per share amounts are calculated based on average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes, and are not annualized.





     TARGETFUND 2025
     ----------------------------------------------------------------------
     CLASS I
     ----------------------------------------------------------------------
                                                                 10/3/2005*
                                                                     TO
                                                                 3/31/2006
     ----------------------------------------------------------------------
     PER SHARE DATA:
     ----------------------------------------------------------------------
     Net asset value, beginning of period                          $ 7.14
     ----------------------------------------------------------------------
     Income from investment operations:
       Net investment income                                         0.05
     ----------------------------------------------------------------------
       Net realized and unrealized gain on investments               0.25
     ----------------------------------------------------------------------
     Total from investment operations                                0.30
     ----------------------------------------------------------------------
     Less distributions:
       Dividends from net investment income                        (0.05)
     ----------------------------------------------------------------------
       Dividends in excess of net investment income                    --
     ----------------------------------------------------------------------
     Total distributions                                           (0.05)
     ----------------------------------------------------------------------
     Net asset value, end of period                                $ 7.39
     ----------------------------------------------------------------------
     TOTAL RETURN                                                  11.33%
     ----------------------------------------------------------------------
     RATIOS/SUPPLEMENTAL DATA:
     ----------------------------------------------------------------------
     Net assets, end of period (000s omitted)                        $916
     ----------------------------------------------------------------------
     Ratio of expenses to average net assets                        0.84%+
     ----------------------------------------------------------------------
     Ratio of net investment income to average net assets           1.36%+
     ----------------------------------------------------------------------
     Portfolio turnover rate                                       27.89%
     ----------------------------------------------------------------------
     Without expense reimbursement:++
     ----------------------------------------------------------------------
     Ratio of expenses to average net assets                        1.89%+
     ----------------------------------------------------------------------
     Ratio of net investment income (loss) to average net assets    0.31%+
     ----------------------------------------------------------------------

-------------

See footnotes on page 38.

     TARGETFUND 2015
     ----------------------------------------------------------------------
     CLASS I
     ----------------------------------------------------------------------
                                                                 10/3/2005*
                                                                     TO
                                                                 3/31/2006
     ----------------------------------------------------------------------
     PER SHARE DATA:
     ----------------------------------------------------------------------
     Net asset value, beginning of period                          $ 7.14
     ----------------------------------------------------------------------
     Income from investment operations:
       Net investment income                                         0.07
     ----------------------------------------------------------------------
       Net realized and unrealized gain on investments               0.23
     ----------------------------------------------------------------------
     Total from investment operations                                0.30
     ----------------------------------------------------------------------
     Less distributions:
       Dividends from net investment income                        (0.05)
     ----------------------------------------------------------------------
       Dividends in excess of net investment income                    --
     ----------------------------------------------------------------------
     Total distributions                                           (0.05)
     ----------------------------------------------------------------------
     Net asset value, end of period                                $ 7.39
     ----------------------------------------------------------------------
     TOTAL RETURN                                                   9.70%
     ----------------------------------------------------------------------
     RATIOS/SUPPLEMENTAL DATA:
     ----------------------------------------------------------------------
     Net assets, end of period (000s omitted)                        $426
     ----------------------------------------------------------------------
     Ratio of expenses to average net assets                        0.84%+
     ----------------------------------------------------------------------
     Ratio of net investment income to average net assets           1.82%+
     ----------------------------------------------------------------------
     Portfolio turnover rate                                       25.33%
     ----------------------------------------------------------------------
     Without expense reimbursement:++
     ----------------------------------------------------------------------
     Ratio of expenses to average net assets                        2.21%+
     ----------------------------------------------------------------------
     Ratio of net investment income (loss) to average net assets    0.45%+
     ----------------------------------------------------------------------

-------------

See footnotes on page 38.

        TARGETFUND CORE
        ---------------------------------------------------------------
        CLASS I
        ---------------------------------------------------------------
                                                             10/3/2005*
                                                                 TO
                                                             3/31/2006
        ---------------------------------------------------------------
        PER SHARE DATA:
        ---------------------------------------------------------------
        Net asset value, beginning of period                   $ 7.14
        ---------------------------------------------------------------
        Income from investment operations:
          Net investment income                                  0.09
        ---------------------------------------------------------------
          Net realized and unrealized gain on investments        0.24
        ---------------------------------------------------------------
        Total from investment operations                         0.33
        ---------------------------------------------------------------
        Less distributions:
          Dividends from net investment income                 (0.08)
        ---------------------------------------------------------------
          Distributions from net realized capital gain            /o/
        ---------------------------------------------------------------
        Total distributions                                    (0.08)
        ---------------------------------------------------------------
        Net asset value, end of period                         $ 7.39
        ---------------------------------------------------------------
        TOTAL RETURN                                            4.72%
        ---------------------------------------------------------------
        RATIOS/SUPPLEMENTAL DATA:
        ---------------------------------------------------------------
        Net assets, end of period (000s omitted)                 $459
        ---------------------------------------------------------------
        Ratio of expenses to average net assets                 0.84%+
        ---------------------------------------------------------------
        Ratio of net investment income to average net assets    2.49%+
        ---------------------------------------------------------------
        Portfolio turnover rate                                39.97%
        ---------------------------------------------------------------
        Without expense reimbursement:++
        ---------------------------------------------------------------
        Ratio of expenses to average net assets                 1.85%+
        ---------------------------------------------------------------
        Ratio of net investment income to average net assets    1.48%+
        ---------------------------------------------------------------

-------------

 *Commencement of operations. Total return is calculated from the opening of business on October 3, 2005.


 +Annualized.


++The Manager reimburses certain expenses of the Fund.


 /o/A short-term gain of $0.004 was paid.

Appendix A


SELIGMAN TIME HORIZON MATRIX ASSET CLASSES


Seligman Time Horizon Matrix is the result of extensive ongoing proprietary research by the Manager that examines the historical performance of different asset classes over different time periods. The Manager compared the performance of these various asset classes over a number of one-, five-, 10- and 20-year holding periods from 1950 to 2005 to assess the relative volatility of the asset classes over time. The asset classes are listed below. In performing its research, the Manager selected certain unmanaged indices as approximations for the respective asset classes. The unmanaged indices (in which investors cannot directly invest) used in the research are identified next to their respective asset classes.



US Small-Company Stocks: 1979-2005: Russell 2000 Index; 1950-1978: Ibbotson Small Stock Index



US Medium-Company Stocks: 1979-2005: Russell Midcap Index; 1950-1978: Estimated as the midpoint between the total return for the Ibbotson Small Stock Index and the Standard & Poor's 500 Composite Stock Index ("S&P 500")



US Large-Company Stocks: 1950-2005: S&P 500



International Small-Company Stocks: 1990-2005: Citigroup Extended Markets Index World Ex. US; 1986-1989: NatWest Securities Ltd. ("NWSL") Global Ex. U.S. Smaller Companies Index; 1970-1985: Estimated as the difference between the Morgan Stanley Capital International ("MSCI") Europe Australasia and Far East ("EAFE") Index and the S&P 500, added to the Ibbotson Small Stock Index; 1950-1969: Estimated as the Ibbotson Small Stock Index



Emerging Markets: 1988-2005: MSCI Emerging Markets Free Index; 1985-1987: IFC Global Emerging Composite; 1970-1984: Estimated as the difference between the MSCI EAFE Index and the S&P 500, added to the Ibbotson Small Stock Index; 1950-1969: Estimated as the Ibbotson Small Stock Index



International Large-Company Stocks: 1970-2005: MSCI EAFE Index; 1950-1969:
Estimated as the S&P 500



Investment Grade Fixed Income: 1973- 2005: Lehman Brothers Government/Credit Bond Index; 1969-1972: Estimated as the Citigroup Long-Term High Grade Corporate Bond Total Return Index; 1950-1968: Ibbotson Long-Term Corporate Bonds estimate.



High-Yield Corporate Securities: 1989-2005: Citigroup High Yield Market Index; 1981-1988: Credit Suisse First Boston High Yield Index II; 1969-1980: Estimated as the Citigroup Long-Term High Grade Corporate Bond Total Return Index; 1950-1968: Ibbotson Long-Term Corporate Bonds estimate.



US Corporate Bonds: 1969-2005: Citigroup Long-Term High Grade Corporate Bond Total Return Index; 1950-1968: Ibbotson Long-Term Corporate Bonds estimate.



US Government Bonds: 1973-2005: Lehman Brothers Government Bond Index; 1950-1972: Ibbotson Long-Term Government Bond Index. To the greatest extent possible, each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges, was used.



Real Estate: 1972-2005: NAREIT Equity Index; 1950-1971: Estimated through regression analysis.



Cash Equivalents: US 90-Day Treasury Bills.



Inflation: 1978-2005: Consumer Price Index for All Urban Consumers; 1950-1977:
Consumer Price Index.

How to Contact Us


THE FUNDS............................ Write: Corporate Communications/
                                             Investor Relations Department
                                             J. & W. Seligman & Co. Incorporated
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-7844 in the US or
                                             (212) 850-1864 outside the US

YOUR REGULAR (NON-RETIREMENT) ACCOUNT Write: Shareholder Services Department
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-2450 in the US or
                                             (212) 682-7600 outside the US

YOUR RETIREMENT ACCOUNT.............. Write: Retirement Plan Services
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 445-1777


  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTIONS, AND OTHER INFORMATION.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information


The following information is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.



The Statement of Additional Information ("SAI") contains additional information about the Funds. The SAI is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (and are legally part of) this Prospectus.



Annual/Semi-Annual Reports contain additional information about each Fund's investments. As applicable in the Series' Annual Report (when published), you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the relevant period. The Series' SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.



This Prospectus is intended for use in connection with certain tax-deferred investment programs and other investors.



Information about the Funds, including the Prospectus and SAI, can be viewed and copied at the SEC's public reference room in Washington D.C. For information about the operation of the public reference room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi-Annual Reports (when published) and other information about the Funds are also available on the Edgar database on the SEC's internet site: www.sec.gov.


Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.


The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.


Investment Company Act

File Number:  811-21788

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. This Statement of Additional Information is not a prospectus


                  SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.


                           Seligman TargETFund 2045
                           Seligman TargETFund 2035

                           Seligman TargETFund 2025
                           Seligman TargETFund 2015
                           Seligman TargETFund Core

                      Statement of Additional Information

                               October __, 2006


                                100 Park Avenue
                           New York, New York 10017
                                (212) 850-1864
                      Toll Free Telephone: (800) 221-2450
     For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus dated October 2, 2006 relating to Class A shares, Class B shares, Class C shares, Class D shares and Class R shares and the current Prospectus dated October 2, 2006 relating to Class I shares (together, the "Prospectuses") of Seligman TargetHorizon ETF Portfolios, Inc. (the "Series"), an asset allocation Series containing five separate and distinct funds: Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETFund 2015 and Seligman TargETFund Core (collectively, "the Funds"). All Classes are being offered except for Class B shares, which have been authorized by the Board of Directors but are not currently being offered. This SAI, although not in itself a Prospectus, is incorporated by reference into each Prospectus in its entirety. It should be read in conjunction with each Prospectus, which you may obtain by writing or calling the Series at the above address or telephone numbers.

The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.


                               Table of Contents

Series History.............................................................  3
Description of the Series and its Investments and Risks....................  3
Management of the Series................................................... 11
Control Persons and Principal Holders of Securities........................ 19
Investment Advisory and Other Services..................................... 21
Portfolio Manager.......................................................... 32
Brokerage Allocation and Other Practices................................... 34
Capital Stock and Other Securities......................................... 35
Purchase, Redemption, and Pricing of Shares................................ 36
Taxation of the Series..................................................... 44
Underwriters............................................................... 46
Calculation of Performance Data............................................ 48
Financial Statements....................................................... 49
General Information........................................................ 50
Appendix A................................................................. 51

THF1A

                                Series History

Seligman TargetHorizon ETF Portfolios, Inc. was incorporated under the laws of the state of Maryland on July 6, 2005.

            Description of the Series and its Investments and Risks

Classification


Seligman TargetHorizon ETF Portfolios, Inc. is a diversified open-end management investment company, or mutual fund, which consists of five separate and distinct funds: Seligman TargETFund 2045, Seligman TargETFund 2035,
Seligman TargETFund 2025, Seligman TargETFund 2015 and Seligman TargETFund Core.


Investment Strategies and Risks

The following information regarding each Fund's investments and risks supplements the information contained in the Prospectuses.

General


Each Fund seeks to achieve its investment objective(s) by investing in securities issued by those investment companies commonly referred to as "exchange-traded funds" or "ETFs", whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Each ETF generally tracks a securities index or a basket of securities. In addition to investments in shares of ETFs (the "Underlying ETFs"), a Fund may invest in U.S. government securities, high-quality short term instruments, cash and cash equivalents. In addition to a Fund's operating expenses, investors will indirectly pay a proportional share of the operating expenses of the Underlying ETFS. Thus, the expenses paid by an investor will be higher than if such investor had invested directly in the Underlying ETF.

Each Fund invests in shares of the Underlying ETFs and its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as J. & W. Seligman & Co. Incorporated's (the "Manager" or "Seligman") allocation among the Underlying ETFs. Accordingly, each Fund's investment performance will be influenced by the investment strategies of and risks associated with the Underlying ETFs in direct proportion to the amount of assets each Fund allocates to the Underlying ETFs utilizing such strategies.


The Funds

The investment objectives and principal investment strategies of each Fund, as well as the principal risks associated with each Fund's investment strategies, are set forth in the Prospectuses. Certain additional investment information is set forth below.

Borrowing. Each Fund may borrow money from banks in an amount not to exceed 33 1/3% of the value of its total assets. Each Fund may also borrow up to an additional 5% of its total assets for temporary purposes.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit a Fund's net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of a Fund's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed, or any gain in value less than the cost of amounts borrowed, would cause net asset value to decline more than would otherwise be the case.

Lending of Portfolio Securities. Each Fund may lend portfolio securities to brokers or dealers, banks, or other institutional borrowers of securities. No Fund will lend portfolio securities to any institutions affiliated with a Fund. The borrower must maintain with such Fund cash or equivalent collateral equal to at least 100% of the current market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on the securities. Each Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by a Fund will generally be short-term. Loans are subject to termination at the option of the applicable Fund or the borrower. The applicable Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. No Fund has the right to vote securities on loan, but would terminate a loan and regain the right to vote if that were considered important with respect to the investment. A Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by such Fund is insufficient to replace the loaned securities. In addition, a Fund is responsible for any loss that might result from its investment of the borrower's collateral.

Rights and Warrants. Each Fund may invest in common stock rights and warrants. The Board must approve an investment in any warrant if it is of a type that has not previously been utilized. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Funds' investment restrictions regarding such securities.

When-Issued or Forward Commitment Securities. Each Fund may purchase or sell securities on a when-issued or forward commitment basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although a Fund will only purchase a security on a when-issued or forward commitment basis with the intention of actually acquiring the securities, such Fund may sell these securities before the purchase settlement date if it is deemed advisable.

An account for a Fund investing in when-issued or forward commitment securities, consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established with a Fund's custodian, and marked to market daily, with additional cash or liquid securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, a Fund will meet its obligations from then available cash flow, the sale of securities held in the separate account or the sale of other securities or, although a Fund would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than a Fund's payment obligations).

Securities purchased on a when-issued or forward commitment basis are subject to changes in market value based upon investors' perceptions of the creditworthiness of the issuer and upon changes, real or anticipated, in the level of interest rates. If a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of a Fund's assets may fluctuate more than would otherwise be the case. Purchasing a security on a when-issued or forward commitment basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. The sale of securities held by a Fund in order to meet obligations resulting from when-issued or forward commitment securities carries with it a greater potential for the realization of capital gain or loss.


Repurchase Agreements. Each Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. A repurchase agreement is an agreement under which a Fund acquires a security, generally a US government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time such Fund holds the security and is unrelated to the interest rate on the security. Each Fund's repurchase agreements will at all times be fully collateralized. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less.

Investments to Control. No Fund may invest for the purpose of controlling or managing any company. If a Fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If a Fund were to make such acquisitions, there is a risk that such Fund would become less diversified, which could increase the volatility of a Fund and increase such Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

The Underlying ETFs


General. Each Underlying ETF is a registered investment company with a stated investment objective and is subject to various investment policies and restrictions. Each of the Underlying ETFs files financial and other information with the Securities and Exchange Commission (the "SEC"). Such information is publicly available at www.sec.gov, and no representation or warranty is hereby made as to the accuracy or completeness of any such information (the reference to the SEC's website is an inactive textual reference and information contained in, or otherwise accessible through, this website does not form a part of the Series' Prospectuses or this SAI). Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.


The Funds generally expect to purchase shares of the Underlying ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Funds will pay customary brokerage commissions for each purchase and sale. Shares of an Underlying ETF may also be acquired by depositing a specified portfolio of the Underlying ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the Underlying ETF's custodian, in exchange for which the Underlying ETF will issue a quantity of new shares sometimes referred to as a "creation unit". Similarly, shares of an Underlying ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the Underlying ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Manager believes it is in a Fund's interest to do so. The Funds' ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the Underlying ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the Underlying ETFs in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to the Underlying ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the Underlying ETF, and the Underlying ETF may not be able to find a substitute service provider. Also, the Underlying ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the Underlying ETFs may also terminate. In addition, an Underlying ETF may terminate if its net assets fall below a certain amount.

Although the Funds believe that, in the event of the termination of an Underlying ETF, they will be able to invest instead in shares of an alternate Underlying ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate Underlying ETF would be available for investment at that time.

Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, a Fund may not acquire shares of another investment company (including Underlying ETFs) if, immediately after such acquisition, (i) such Fund would hold more than 3% of the other investment company's total outstanding shares, (ii) if such Fund's investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such Fund's total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Funds' ability to invest in Underlying ETFs will be severely constrained unless the Underlying ETFs have received such an order from the SEC, and the Underlying ETF and the Funds take appropriate steps to comply with the relevant terms and conditions of such orders.


A Fund will invest in an Underlying ETF only if the SEC has issued an exemptive order to the Underlying ETF which permits investment companies, including the Funds, to invest in an Underlying ETF beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Underlying ETF before investing in them in excess of the 3% limitation in the 1940 Act. To the extent other ETFs obtain similar exemptive relief from the SEC, the Funds may seek to qualify to invest in such other ETFs in excess of the 1940 Act limitations. Each Fund may invest greater than 25% of its assets in any one Underlying ETF, although no Fund intends to invest greater than 40% of its assets in any one Underlying ETF.


To the extent the 1940 Act limitations apply to an Underlying ETF, such limitations may prevent a Fund from allocating its investments in the manner that the Manager considers optimal, or cause the Manager to select a similar index or sector-based mutual fund or other investment company (each, an "Other Investment Company"), or a basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) ("Stock Baskets") providing similar exposure as an alternative. The Funds may also invest in Other Investment Companies or Stock Baskets when the Manager believes they represent more attractive opportunities than similar Underlying ETFs.

Set forth below is a description of securities (and related risks) that may be invested in by certain of the Underlying ETFs.

The discussion below does not include investment strategies and techniques (including investments in options and futures, entering into repurchase agreements and swap agreements, and engaging in securities lending) that may be utilized by an Underlying ETF. To the extent that the use of such strategies and techniques leads to a lack of correlation between an Underlying ETF and its underlying index, the performance of the Funds could be adversely impacted.

Foreign Securities. Certain of the Underlying ETFs may invest in foreign securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of an Underlying ETF's investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of an Underlying ETF are uninvested and no return is earned thereon and may involve a risk of loss to an Underlying ETF. Foreign securities markets may have substantially less volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case an Underlying ETF could lose its entire investment in a certain market), limitations on the removal of monies or other assets of an Underlying ETF, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies, and an Underlying ETF may temporarily hold cash in foreign currencies. The value of an Underlying ETF's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates and exchange control regulations. The Underlying ETF may incur costs in connection with conversions between various currencies. An Underlying ETF's value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

Mortgage Pass-Through Securities. Certain Underlying ETFs may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a "pass-through" of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool's effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which an Underlying ETF invests occurs, the Underlying ETF may have to invest the proceeds in securities with lower yields.

The Government National Mortgage Association ("GNMA") is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association ("FNMA"), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.

U.S. Government Obligations, Bank Obligations and Commercial Paper. Each of the Funds may invest a portion of their assets in the following:

US Government Obligations. US Government Obligations are obligations issued or guaranteed as to both principal and interest by the US Government or backed by the full faith and credit of the US, such as US Treasury Bills, securities issued or guaranteed by a US Government agency or instrumentality, and securities supported by the right of the issuer to borrow from the US Treasury.

Bank Obligations. Bank obligations include US dollar-denominated certificates of deposit, banker's acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the US, and of domestic branches of foreign banks.

Commercial Paper and Short-Term Corporate Debt Securities. Commercial paper and short-term corporate debt securities include short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding companies, corporations and finance companies. Investments in commercial paper issued by bank holding companies will be limited at the time of investment to the 100 largest US bank holding companies in terms of assets.

Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. Each Fund's policies cannot be changed except by vote of a majority of its outstanding voting securities. Under these policies, each Fund may not:

  . Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

  . Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

  . Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

  . Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

  . Underwrite the securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

  . Purchase or hold any real estate, except a Fund may invest (through Underlying ETFs) in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

  . Make any investment inconsistent with a Fund's classification as a diversified company under the 1940 Act;

  . Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities (which may include mortgage related securities);

Certain of the Funds' fundamental policies set forth above prohibit transactions "except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC." The following discussion explains the flexibility that the Funds gain from these exceptions.

Purchase of securities on margin - A purchase on margin involves a loan from the broker-dealer arranging the transaction. The "margin" is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because the Funds generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to the Funds.

Issuing senior securities - A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows the Funds to operate in reliance upon these staff interpretations.

Borrowing money - The 1940 Act permits a Fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

Making loans - The 1940 Act generally prohibits the Funds from making loans to affiliated persons but does not otherwise restrict the Funds' ability to make loans.

Each Fund may not change its investment objective(s) without approval of a majority of its outstanding voting securities.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares of a Fund then outstanding are represented at the meeting in person or by proxy.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, each Fund may invest up to 100% of its assets directly in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Each Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the Manager, equate generally to the standards established for US cash equivalents.

Portfolio Turnover

Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities (i.e., the Underlying ETFs and individual US Government securities) for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration dates at the time of acquisition were one year or less are excluded from the calculation. The Funds' portfolio turnover rate will not be a limiting factor when the Funds deem it desirable to sell or purchase securities.

Disclosure of Portfolio Holdings


The Funds' full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no earlier than 15 calendar days after the end of each calendar quarter on the website of each Fund's distributor, Seligman Advisors, Inc. ("Seligman Advisors") (www.seligman.com). In addition, the Funds' top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 business days after the end of each month. Seligman employees may freely distribute the Funds' portfolio holdings information described above to third parties the day after such information appears on Seligman Advisors' website. The foregoing monthly and quarterly information will remain available on Seligman Advisors' website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series' Board of Directors, the Funds' portfolio holdings may be disclosed to certain parties prior to their public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Funds' procedures require the prior written approval of the Chief Investment Officer of Seligman (or its designee) and each Fund's Chief Compliance Officer ("CCO") with respect to disclosures intended for research purposes, and the President of Seligman or Seligman Advisors (or their respective designees) and each Fund's CCO with respect to disclosures intended for other legitimate business purposes before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of each Fund

If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Funds' portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series' Board of Directors regarding compliance with the Funds' policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.


In addition, the Funds' policies expressly permit Seligman's employees to release the Funds' holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether the Funds own or do not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Funds or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Funds also permit its auditors to have access to the Funds' portfolio holdings as necessary in connection with their auditing services.


Currently, Seligman has entered into ongoing arrangements to disclose the Funds' portfolio holdings prior to the public disclosure of such information with the following third party research providers: FactSet Research Systems, Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Funds' portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office, custodial and/or administrative services provided by SSBT and Institutional Shareholder Services in connection with proxy voting.

All of the above mentioned disclosures have been approved, as applicable, by the President of Seligman or Seligman Advisors, Seligman's Chief Investment Officer and/or the Funds' CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Funds' portfolio holdings pursuant to these arrangements.


                           Management of the Series

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Series.

Management Information

Information with respect to Directors and officers of the Series is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.


                                                                                   Number
                                                                                     of
                                                                                 Portfolios
                         Term of                                                  in Fund
                        Office and                                                Complex
                        Length of  Principal Occupation(s) During Past 5 Years,   Overseen
Name (Age), Position(s)    Time                   Directorships                      by
      with Series        Served*              and Other Information               Director
----------------------- ---------- --------------------------------------------  ----------
                                  INDEPENDENT DIRECTORS

John R. Galvin (76)      2005      Dean Emeritus, Fletcher School of Law and         60
Director                 to Date   Diplomacy at Tufts University; Director or
                                   Trustee of each of the investment companies
                                   of the Seligman Group of Funds**; and
                                   Chairman Emeritus, American Council on
                                   Germany. Formerly, Director, Raytheon Co.
                                   (defense and commercial electronics);
                                   Governor of the Center for Creative
                                   Leadership; and Trustee, Institute for
                                   Defense Analyses. From February 1995 until
                                   June 1997, he was a Director, USLIFE
                                   Corporation (life insurance). From June 1987
                                   to June 1992, he was the Supreme Allied
                                   Commander, NATO, and the Commander-in-Chief,
                                   United States European Command.

                                                                                        Number
                                                                                          of
                                                                                      Portfolios
                              Term of                                                  in Fund
                             Office and                                                Complex
                             Length of  Principal Occupation(s) During Past 5 Years,   Overseen
Name (Age), Position(s) with    Time                   Directorships                      by
           Series             Served*              and Other Information               Director
---------------------------- ---------- --------------------------------------------  ----------
                                     INDEPENDENT DIRECTORS

Alice S. Ilchman (71)         2005      President Emerita, Sarah Lawrence College;        60
Director                      to Date   Director or Trustee of each of the
                                        investment companies of the Seligman Group
                                        of Funds**; Director, Jeannette K. Watson
                                        Fellowship (internships for college
                                        students); Trustee, the Committee for
                                        Economic Development; Governor, Court of
                                        Governors, London School of Economics; and
                                        Director, Public Broadcasting Service (PBS).
                                        Formerly, Trustee, Save the Children
                                        (non-profit child-assistance organization);
                                        Chairman (from January 1996 until December
                                        2000), The Rockefeller Foundation
                                        (charitable foundation); and Director (from
                                        September 1987 until September 1997), New
                                        York Telephone Company.

Frank A. McPherson (73)       2005      Retired Chairman of the Board and Chief           60
Director                      to Date   Executive Officer of Kerr-McGee Corporation
                                        (diversified energy and chemical company);
                                        Director or Trustee of each of the
                                        investment companies of the Seligman Group
                                        of Funds**; and Director, DCP Midstream GP,
                                        LLP (natural gas processing), Integris
                                        Health (owner of various hospitals),
                                        Oklahoma Chapter of the Nature Conservancy,
                                        Oklahoma Medical Research Foundation, Boys
                                        and Girls Clubs of Oklahoma, Oklahoma City
                                        Public Schools Foundation and Oklahoma
                                        Foundation for Excellence in Education.
                                        Formerly, Director, ConocoPhillips
                                        (integrated international oil corporation),
                                        BOK Financial (bank holding company),
                                        Kimberly-Clark Corporation (consumer
                                        products), and the Federal Reserve System's
                                        Kansas City Reserve Bank (from 1990 until
                                        1994).

Betsy S. Michel (63)          2005      Attorney; Director or Trustee of each of the      60
Director                      to Date   investment companies of the Seligman Group
                                        of Funds**; and Trustee, The Geraldine R.
                                        Dodge Foundation (charitable foundation).
                                        Formerly, Chairman of the Board of Trustees
                                        of St. George's School (Newport, RI) and
                                        Trustee, World Learning, Inc. (international
                                        educational training) and Council of New
                                        Jersey Grantmakers.

Leroy C. Richie (64)          2005      Counsel, Lewis & Munday, P.C. (law firm);         59
Director                      to Date   Chairman and Chief Executive Officer, Q
                                        Standards Worldwide, Inc. (library of
                                        technical standards); Director or Trustee of
                                        each of the investment companies of the
                                        Seligman Group of Funds** (with the
                                        exception of Seligman Cash Management Fund,
                                        Inc.); Director, Kerr-McGee Corporation
                                        (diversified energy and chemical company),
                                        Infinity, Inc. (oil and gas services and
                                        exploration) and Vibration Control
                                        Technologies, LLC (auto vibration
                                        technology); Lead Outside Director, Digital
                                        Ally, Inc. (digital imaging); Director and
                                        Chairman, Highland Park Michigan Economic
                                        Development Corp; and Chairman, Detroit
                                        Public Schools Foundation. Formerly,
                                        Trustee, New York University Law Center
                                        Foundation; Vice Chairman, Detroit Medical
                                        Center and Detroit Economic Growth Corp.;
                                        and Vice President and General Counsel (from
                                        1990 until 1997), Automotive Legal Affairs,
                                        Chrysler Corporation

                                                                                        Number
                                                                                          of
                                                                                      Portfolios
                              Term of                                                  in Fund
                             Office and                                                Complex
                             Length of  Principal Occupation(s) During Past 5 Years,   Overseen
Name (Age), Position(s) with    Time                   Directorships                      by
           Series             Served*              and Other Information               Director
---------------------------- ---------- --------------------------------------------- ----------
Robert L. Shafer (73)         2005      Ambassador and Permanent Observer of the         60
Director                      to Date   Sovereign Military Order of Malta to the
                                        United Nations; and Director or Trustee of
                                        each of the investment companies of the
                                        Seligman Group of Funds**. Formerly,
                                        Director (from May 1987 until June 1997),
                                        USLIFE Corporation (life insurance) and Vice
                                        President (from December 1973 until January
                                        1996), Pfizer Inc. (pharmaceuticals).

James N. Whitson (71)         2005      Retired Executive Vice President and Chief       60
Director                      to Date   Operating Officer, Sammons Enterprises, Inc.
                                        (a diversified holding company); Director or
                                        Trustee of each of the investment companies
                                        of the Seligman Group of Funds**; and
                                        Director, CommScope, Inc. (manufacturer of
                                        coaxial cable). Formerly, Director and
                                        Consultant, Sammons Enterprises, Inc. and
                                        Director, C-SPAN (cable television networks).

                          INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

Brian T. Zino*** (53)         2005      Director and President, J. & W. Seligman &       59
Director, Chief Executive     to Date   Co. Incorporated; President, Chief Executive
Officer and President                   Officer and, with the exception of Seligman
                                        Cash Management Fund, Inc., Director or
                                        Trustee of each of the investment companies
                                        of the Seligman Group of Funds**; Director,
                                        Seligman Advisors, Inc. and Seligman
                                        Services, Inc.; Chairman, Seligman Data
                                        Corp.; Member of the Board of Governors of
                                        the Investment Company Institute; and
                                        Director (formerly Chairman), ICI Mutual
                                        Insurance Company.

Charles W. Kadlec (59)        2005      In addition to his duties with the Series,       N/A
Vice President and            to Date   he is also Managing Director and Director,
Co-Portfolio Manager                    J. & W. Seligman & Co. Incorporated and
                                        President of Seligman Advisors, Inc. and
                                        Seligman Services, Inc. He is also Vice
                                        President and Portfolio Manager of Seligman
                                        Time Horizon/Harvester Series, Inc. Mr.
                                        Kadlec is the architect of several
                                        investment strategies, chief among them
                                        Seligman Time Horizon Matrix and Seligman
                                        Harvester. He is also a Vice President of
                                        Tri-Continental Corporation (a closed-end
                                        investment company).

John B. Cunningham (40)       2005      In addition to his duties with the Series,       N/A
Vice President and            to Date   he is Managing Director and Chief Investment
Co-Portfolio Manager                    Officer, J. & W. Seligman & Co.
                                        Incorporated; Vice President and Portfolio
                                        Manager of Tri-Continental Corporation and
                                        Seligman Common Stock Fund; Vice President
                                        and Co-Portfolio Manager of Seligman Income
                                        and Growth Fund, Inc.; Vice President of
                                        Seligman Portfolio, Inc. and Portfolio
                                        Manager of its Common Stock Portfolio.
                                        Formerly, Managing Director and Senior
                                        Portfolio Manager of Salomon Brothers Asset
                                        Management ("SBAM") and Group Head, SBAM's
                                        Equity Team. Prior to 2001, he was a
                                        Director and Portfolio Manager of SBAM.

                                      PRINCIPAL OFFICERS

Thomas G. Rose (47)           2005      Managing Director, Chief Financial Officer       N/A
Vice President                to Date   and Treasurer, J. & W. Seligman & Co.
                                        Incorporated; Senior Vice President,
                                        Finance, Seligman Advisors, Inc. and
                                        Seligman Data Corp.; and Vice President of
                                        each of the investment companies of the
                                        Seligman Group of Funds**, Seligman
                                        Services, Inc. and Seligman International,
                                        Inc.

Eleanor T.M. Hoagland (54)    2005      Managing Director, J. & W. Seligman & Co.        N/A
Vice President and Chief      to Date   Incorporated; and Vice President and Chief
Compliance Officer                      Compliance Officer for each of the
                                        investment companies of the Seligman Group
                                        of Funds**.

                                                                                   Number
                                                                                     of
                                                                                 Portfolios
                         Term of                                                  in Fund
                        Office and                                                Complex
                        Length of  Principal Occupation(s) During Past 5 Years,   Overseen
Name (Age), Position(s)    Time                   Directorships                      by
      with Series        Served*              and Other Information               Director
----------------------- ---------- --------------------------------------------  ----------
Lawrence P. Vogel (49)   2005      Senior Vice President and Treasurer,             N/A
Vice President and       to Date   Investment Companies, J. & W. Seligman & Co.
Treasurer                          Incorporated; Vice President and Treasurer
                                   of each of the investment companies of the
                                   Seligman Group of Funds**; and Treasurer,
                                   Seligman Data Corp.

Frank J. Nasta (40)      2005      Director, Managing Director, General Counsel     N/A
Secretary                to Date   and Corporate Secretary,
                                   J. & W. Seligman & Co. Incorporated;
                                   Director, Seligman Advisors, Inc. and
                                   Seligman Services, Inc.; Secretary of each
                                   of the investment companies of the Seligman
                                   Group of Funds**; and Corporate Secretary,
                                   Seligman Advisors, Inc., Seligman Services,
                                   Inc., Seligman International, Inc. and
                                   Seligman Data Corp.

--------
* Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
** The Seligman Group of Funds currently consists of twenty-four registered investment companies.
*** Mr. Morris and Mr. Zino are considered "interested persons" of the Series, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Funds as that term is defined in the 1940 Act. The duties of these Committees are described below.


Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Series. Members of the committee are Messrs. McPherson (Chairman), Galvin, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of each Fund's financial reporting process and operates pursuant to a written charter. Members of the Committee are Messrs. Whitson (Chairman), Galvin and Richie, and Ms. Michel.

Director Nominating Committee. Members of the Committee are Messrs. Shafer (Chairman) and McPherson, and Dr. Ilchman. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Series occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.

A shareholder or group of shareholders (referred to in either case as a "Nominating Shareholder") that, individually or as a group, has beneficially owned at least $10,000 of a Fund's shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination as a director may submit one candidate to the Nominating Committee for consideration at a special meeting or other meeting of shareholders at which directors will be elected. Nominations will not be considered except in connection with such meetings of shareholders. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing via first class mail to the attention of the Secretary of the Series at 100 Park Avenue, New York, NY 10017 and received at such time as may be determined by the Series' Board of Directors in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by a Nominating Shareholder for nomination for election. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Nominating Committee will consider and evaluate candidates submitted by the Nominating Shareholder on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee, may be obtained by writing to the Secretary of the Series at the address above.


Beneficial Ownership of Shares


As of December 31, 2005, the Directors beneficially owned shares in the Funds and the Seligman Group of Funds as follows:



                                                         Aggregate Dollar Range of Shares
                       Dollar Range of Fund Shares Owned Owned by Director in the Seligman
        Name                      By Director                     Group of Funds
        ----           --------------------------------- ---------------------------------
                                  INDEPENDENT DIRECTORS

John R. Galvin                       NONE                       $50,001 - $100,000
Alice S. Ilchman                     NONE                         Over $100,000
Frank A. McPherson                   NONE                         Over $100,000
Betsy S. Michel                      NONE                         Over $100,000
Leroy C. Richie                      NONE                       $10,001 - $50,000
Robert L. Shafer                     NONE                         Over $100,000
James N. Whitson              $10,001 - $50,000*                  Over $100,000

                                  INTERESTED DIRECTORS

William C. Morris                    NONE                         Over $100,000
Brian T. Zino                        NONE                         Over $100,000

--------

*  Dollar range for TargETFund Core shares.


Compensation


                                                          Pension or Retirement    Total Compensation from
           Name and             Aggregate Compensation Benefits Accrued as Part of Series and Fund Complex
     Position with Series          from Series (1)           Series Expenses       Paid to Directors (1)(2)
     --------------------       ---------------------- --------------------------- ------------------------
Robert B. Catell, Director(3)           $1,603                     N/A                     $78,000
John R. Galvin, Director                 1,603                     N/A                      78,000
Alice S. Ilchman, Director               1,603                     N/A                      78,000
Frank A. McPherson, Director             1,603                     N/A                      78,000
Betsy S. Michel, Director                1,603                     N/A                      78,000
Leroy C. Richie, Director                1,603                     N/A                      78,000
Robert L. Shafer, Director               1,603                     N/A                      78,000
James N. Whitson, Director               1,603                     N/A                      78,000

--------
(1) Estimated For the period ended September 30, 2006.

(2) As of the date hereof, the Seligman Group of Funds consisted of twenty-four investment companies, including the Series.
(3) Mr. Catell retired as a member of the Board of Directors effective
    November 28, 2005.

No compensation is paid by the Funds to Directors or officers of the Series who are employees of Seligman.

Class A shares of the Funds may be issued without a sales charge to present and former directors or trustees (and their family members) of the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Code of Ethics

The Manager, Seligman Advisors, and their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the Manager's Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell the security on behalf of a client. The Code of Ethics also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless prior approval has been obtained from the Manager's Chief Compliance Officer.

The Code of Ethics also prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from in short-term trading (a profitable purchase and sale or vice-versa within 60 days) and
(3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker/dealer designated by the Manager. All Employee personal securities transactions must be pre-cleared through the Manager's compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access the filing through the SEC's Internet site, www.sec.gov (the reference to the SEC's website is an inactive textual reference).

Proxy Voting Policies


Introduction. On behalf of each Fund, one or more independent third parties under the supervision of Seligman votes the proxies of the securities held in each Fund's portfolio in accordance with Seligman's criteria of what is in the best interests of each Fund's shareholders.

The financial interest of the shareholders is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and to ensure that voting is accomplished in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the shareholders. As a result, Seligman's policy generally is to abstain from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Funds will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to the guidelines (the "Guidelines") established by Seligman's Proxy Voting Committee (the "Committee"). A description of the Guidelines can be found below.

The Committee was established to set Seligman's policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of Seligman's Chief Investment Officer (Chair), Seligman's Chief Financial Officer and Seligman's General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on the proposals to be acted upon at shareholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman's Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any Seligman affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.


Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of a Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee's members must approve any deviation from the Guidelines for issuers included on the Proxy Watch List.


Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case evaluation. A member of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals, when analyzing potential deviations from the Guidelines and proposals requiring a case-by-case evaluation.


Guidelines Summary. The Guidelines are briefly described as follows:

   1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

   2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

   3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).


   4. Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders (e.g., all such plans must specifically prohibit repricing).


   5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

   6. Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or
(d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

   7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

   8. Seligman will vote for proposals to effect stock splits.

   9. Seligman will vote for proposals authorizing share repurchase programs.

   10. Seligman will vote against authorization to transact unidentified business at the meeting.

   11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

   12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

   13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

   14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.


Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect
(212) 682-7600 outside the US and (ii) on the SEC's website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

              Control Persons and Principal Holders of Securities

Control Persons


As of July 10, 2006, there was no person or persons who controlled any of the Funds, either through a significant ownership of shares or any other means of control.




Principal Holders


As of July 10, 2006, the following principal holders owned of record 5% or more of a Class/1/ of shares of the then outstanding shares of capital stock of the Funds as follows:



                                                                     Percentage
                                                                      of Total
                                                                       Shares
Name and Address                                      Fund/Class        Held
----------------                                   ----------------- ----------
MLPF&S FBO Customers                               TargETFund 2025/A   19.32%
4800 Deer Lake Drive East
Jacksonville, FL 32246

MCB Trust Services FBO Earth Color, Inc.           TargETFund 2025/A   12.01%
700 17th Street
Denver, CO 80202

A.G. Edwards & Sons FBO Customer                   TargETFund 2025/A    6.88%
3111 Bel Air Drive
Las Vegas, NV 89109-1505

MLPF&S FBO Customers                               TargETFund 2025/C   11.61%
4800 Deer Lake Drive East
Jacksonville, FL 32246

MLPF&S FBO Customers                               TargETFund 2025/D   93.90%
4800 Deer Lake Drive East
Jacksonville, FL 32246

Patterson & Co.                                    TargETFund 2025/I   90.15%
FBO J. & W. Seligman & Co.
1525 West WT Harris Blvd.
Charlotte, NC 28288-1151

Patterson & Co.                                    TargETFund 2025/I    9.40%
FBO Seligman Data Corp.
1525 West WT Harris Blvd.
Charlotte, NC 28288-1151

MG Trust Co. Custodian                             TargETFund 2025/R   55.38%
FBO Duck Company
700 17th Street Suite 300
Denver, CO 80202

Seligman Advisors, Inc.                            TargETFund 2025/R     44.61%
100 Park Avenue
New York, NY 10017-5516

MLPF&S FBO Customers                               TargETFund 2015/A     25.61%
4800 Deer Lake Drive East
Jacksonville, FL 32246

AST Trust Company                                  TargETFund 2015/A     14.74%
FBO Jamaica Anesthesia Associates
Profit Sharing Plan
P.O. Box 52129
Phoenix, AZ 85072-2129

Westby A Rogers Rev Trust                          TargETFund 2015/C      6.96%
37 Castle Harbor
Fort Lauderdale, FL 33308-6011

MLPF&S FBO Customers                               TargETFund 2015/D     90.09%
4800 Deer Lake Drive East
Jacksonville, FL 32246

Patterson & Co.                                    TargETFund 2015/I     91.93%
FBO J. & W. Seligman & Co.
1525 West WT Harris Blvd.
Charlotte, NC 28288-1151

Patterson & Co.                                    TargETFund 2015/I      6.96%
FBO Seligman Data Corp.
1525 West WT Harris Blvd.
Charlotte, NC 28288-1151

Seligman Advisors, Inc.                            TargETFund 2015/R     85.78%
100 Park Avenue
New York, NY 10017-5516

MG Trust Co. Custodian                             TargETFund 2015/R     14.22%
FBO Duck Company
700 17th Street Suite 300
Denver, CO 80202

MLPF&S FBO Customers                               TargETFund Core/A     33.02%
4800 Deer Lake Drive East
Jacksonville, FL 32246

MLPF&S FBO Customers                               TargETFund Core/D     92.55%
4800 Deer Lake Drive East
Jacksonville, FL 32246

Patterson & Co.                                    TargETFund Core/I     89.67%
FBO J. & W. Seligman & Co.
1525 West WT Harris Blvd.
Charlotte, NC 28288-1151

Patterson & Co.                                    TargETFund Core/I      9.10%
FBO Seligman Data Corp.
1525 West WT Harris Blvd.
Charlotte, NC 28288-1151

MLPF&S FBO Customers                               TargETFund Core/R     96.04%
4800 Deer Lake Drive East
Jacksonville, FL 32246

--------

/1/ Class B shares have been authorized by the Board of Directors but are not currently being offered.

Management Ownership


As of July 10, 2006, Directors and officers as a group owned less than 1% of the Class A shares of each of TargETFund 2025 and TargETFund 2015. As of the same date, Directors and officers as a group owned 1.46% of Class A shares of TargETFund Core.

As of July 10, 2006, Directors and officers of the Series did not own any Class C, Class D or Class R shares of the Funds. As Class B shares are not currently being offered, no such shares are outstanding.

As of July 10, 2006, Directors and officers of the Funds as a group owned:
24.72% of TargETFund 2025 Class I shares and 6.01% of TargETFund 2015 Class I shares. As of the same date, Directors and officers as a group owned less than 1% of TargETFund Core Class I shares.


                    Investment Advisory and Other Services

Investment Manager


Subject to the control of the Series' Board of Directors, the Manager manages the investment of the assets of each Fund of the Series and administers its business and other affairs pursuant to a management agreement. The Manager also serves as investment manager to twenty-three other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Funds. No person or persons, other than the directors, officers or employees of the Manager and the Series, regularly advise the Series or the Manager with respect to the Funds' investments.

The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman and Director of the Manager and Chairman of the Board of Directors of the Series, owns a majority of the outstanding voting securities of the Manager and is a controlling person of the Manager.


All of the officers of the Series listed above are officers or employees of the Manager. Their affiliations with the Series and with the Manager are provided under their principal business occupations.

Each Fund pays the Manager a management fee for its services, calculated daily and payable monthly. The fee rate declines as each Fund's net assets increase. The management fee rates are equal to an annual rate of 0.50% of each Fund's average daily net assets for up to $500 million of net assets per Fund, 0.45% of each Fund's average daily net assets from $500 million to $1 billion of net assets per Fund and 0.40% of each Fund's average daily net assets in excess of $1 billion per Fund. In addition, each investor in a Fund will indirectly bear their pro-rata portion of the management fee charged to a Fund by the Underlying ETFs in which such Fund invests.

Effective through at least January 31, 2008, the Manager has contractually undertaken to waive its management fee and/or to reimburse each Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings and extraordinary expenses, including litigation expenses) exceed 0.23% (0.11% for Class I shares) per annum of the average daily net assets of each Class of shares of each Fund.


Each Fund pays all of its expenses other than those assumed by the Manager, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying their respective shares under federal and state securities laws, and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Series not employed by or serving as a director of the Manager or its affiliates, insurance premiums, interest on any borrowings and extraordinary expenses such as litigation expenses. Certain expenses are allocated between each Fund in a manner determined by the Board of Directors to be fair and equitable.


Discussion of Management Agreement Relating to TargETFund 2025, TargETFund 2015 and TargETFund Core

The management agreement in respect of TargETFund 2025, TargETFund 2015 and TargETFund Core (the "Management Agreement") provides that the Manager will not be liable to the Series for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Management Agreement was initially approved by the Board of Directors on September 15, 2005 and by the sole shareholder of each such Fund of the Series on September 15, 2005. The Management Agreement will continue in effect until December 31, 2006 and thereafter from year to year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of each Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) the Manager shall not have notified the Series at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated with respect to any Fund, without penalty, on 60 days written notice to the Manager and will terminate automatically in the event of its assignment. Each Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of the Manager's business.


The directors unanimously approved the Management Agreement between the Series and the Manager in respect of each Fund at a meeting held on September 15, 2005.

In preparation for the meeting, the directors had requested and evaluated extensive materials from the Manager, including expense information and portfolio turnover information for other investment companies that invest principally in unaffiliated investment companies, some of which had investment objectives similar to those of the Funds ("third party funds of funds"), derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed Management Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals. The directors also discussed the proposed approvals in a private session with counsel at which no representatives of the Manager were present. In reaching their determinations relating to the Management Agreement in respect of each Fund, the directors considered all factors they believed relevant, including the following:

     1. the expected nature, extent and quality of investment and administrative services to be rendered by the Manager, based on their knowledge of the Manager from serving as directors of other funds in the Seligman Group;

     2. payments expected to be received by the Manager from all sources in respect of each Fund;

     3. the costs borne by, and profitability of, the Manager and its affiliates in providing services to all investment companies in the Seligman Group of Funds, and projected profitability information with respect to each Fund;

     4. comparative fee and expense data for each Fund and third party funds of funds;

     5. the extent to which economies of scale would be realized as Funds grow and whether fee levels reflect these economies of scale for the benefit of investors;

     6. the Manager's policies and practices regarding allocation of portfolio transactions of the Funds, including whether the Manager expected to benefit from soft dollar arrangements;

     7. information about "revenue sharing" arrangements that the Manager proposed to enter into in respect of the Funds;

     8. anticipated portfolio turnover rates of each Fund compared to third party funds of funds;

     9. fall-out benefits which the Manager and its affiliates expect to receive from their relationships to the Funds;

     10. information about fees charged by the Manager to other clients with similar investment objectives;

     11. the professional experience and qualifications of each Fund's portfolio management team and other senior personnel of the Manager; and

     12. the terms of the Management Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Manager to the Funds gained from their experience as directors of the Seligman Group of Funds, their confidence in the Manager's integrity and competence gained from that experience and the Manager's responsiveness to concerns raised by them in the past, including the Manager's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

The directors determined that the overall arrangements between each Fund and the Manager, as provided in the Management Agreement in respect of that Fund, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors' reaching their determination to approve the Management Agreement in respect of each Fund (including their determinations that the Manager should be the investment adviser for each Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services provided by the Manager

The directors noted that, under the Management Agreement, the Manager, subject to the control of the directors, would administer each Fund's business and other affairs. The Manager's duties under the Management Agreement include:

  . Managing the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies.

  . Providing each Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for Fund operations.

  . Paying all of the compensation of directors of the Funds who are employees or consultants of the Manager and of the officers and employees of the Funds.

  . Providing senior management for Seligman Data Corp. ("SDC"), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

  .   Maintaining and monitoring its own and the Funds' compliance programs.

The directors considered the quality of the investment research capabilities of the Manager and the other resources that would be dedicated to performing services for the Funds, including maintaining and continuously updating the analysis and theories supporting the asset allocation strategy on which the Funds' investment strategies are based (the "Matrix"). The expected quality of administrative and other services, including the Manager's role in coordinating the activities of the Funds' other service providers, also were considered. The directors also considered the Manager's response to recent regulatory compliance issues affecting it and other funds in the Seligman Group. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services expected to be provided to each of the Funds under the Management Agreement.

Costs of Services Provided and Profitability to the Manager

At the request of the directors, the Manager provided information concerning profitability of the Manager's investment advisory and investment company activities and its financial condition based on historical information for 2004 and 2003. The information considered by the directors included operating profit margin information for the Manager's investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager's projected profitability data for each Fund during the first year of operations. The directors reviewed with the Manager the assumptions and methods of allocation used by the Manager in preparing Fund-specific profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization. The directors noted that, because the Funds were newly organized and the Manager had undertaken to cap each Fund's expenses by waiving a portion of its management fee and/or reimbursing expenses of the Funds until January 2008, it was likely that the Manager's anticipated profitability from its management fee would be substantially reduced during the initial period of each Fund's operations.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager's expenses, as well as the "revenue sharing" arrangements the Manager has entered into with certain entities that distribute shares of the funds in the Seligman Group of Funds. The directors focused on profitability of the Manager's relationships with the Funds before taxes and distribution expenses. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager's anticipated level of profitability from its relationship with each Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds' purchases and sales of securities. At a meeting in November 2004, the directors received and reviewed information concerning the Manager's soft dollar arrangements, which included a description of the Manager's policies with respect to allocating portfolio brokerage for brokerage and research services, fund-by-fund data for the twelve months ended September 30, 2004 on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Manager as of September 30, 2004. The Manager explained that these arrangements and policies would also apply to the Funds.

The directors also considered that a broker-dealer affiliate of the Manager would receive 12b-1 fees from the Funds in respect of shares held in accounts for which there is no other broker of record, and that the Funds' distributor (another affiliate of the Manager) would retain a portion of the 12b-1 fees from the Funds and would receive a portion of the sales charges on sales or redemptions of certain classes of shares.

The directors recognized that the Manager's profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above. The directors noted that the Manager expected to derive reputational and other benefits from its association with the Funds.

Investment Process

As the Funds were newly organized and had not commenced operations, the directors were unable to review investment results. However, they reviewed extensive materials from the Manager about the development of the Matrix and the investment process that the Manager intended to apply in making portfolio investments for each Fund.

Management Fee and Other Expenses

The directors considered the management fee rate proposed to be paid by each Fund to the Manager. For each Fund, the proposed management fee rate was 0.50% of average daily net assets, declining to 0.45% on assets in excess of $500 million up to $1 billion, and to 0.40% on assets in excess of $1 billion. The directors understood that the effective fee rate was likely to be 0.50% for at least the first two years of each Fund's operations because the Funds were newly formed and had only seed capital at the commencement of their investment operations. However, the directors also noted that the Manager had undertaken in the Management Agreement, with respect to each Fund, that, until January 31, 2008, it would reimburse the Fund's expenses and/or waive all or a portion of its management fee to the extent that the Fund's expenses (excluding the management fee, Rule 12b-1 fees, interest on borrowings and any extraordinary expenses, including litigation expenses) exceed 0.34% of the Fund's average daily net assets in any fiscal year. The directors recognized that this contractual undertaking was likely to have the effect of significantly reducing the Manager's effective management fee rate.

The directors considered the proposed fee rate for each Fund in comparison to 49 third party funds of funds that were offered by 20 different fund families. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. Moreover, only a small number of the third party funds of funds were directly comparable to the Funds in the sense that they provided a suite of funds designed for investors with specific time horizons; the number of underlying investment companies in which the third party funds of funds invested varied widely, from as few as six to as many as forty-five (it was proposed that the Funds would initially hold between five and eight ETFs); and the underlying funds in many cases were actively managed funds rather than ETFs. The management fees paid by the third party funds of funds ranged from a low of 0.20% (one family of six funds) to a high of 1.25% (one family of four funds). The directors noted that the proposed fee rate of 0.50% for the Funds would give the Funds the third-lowest rate (tied with one other family) among the 20 families, and that the second-lowest rate would also have been 0.50% but for the operation of fee breakpoints. The Manager explained that, giving effect to the Manager's contractual undertaking to limit each Fund's expenses, its effective fee rate was expected to be close to the lowest fee rate in the group of third party funds of funds.

The directors also considered the fees the Manager charges other clients with investment objectives similar to those of the Funds, in particular the funds of Seligman Time Horizon/Harvester Series, Inc. (the "Time Horizon/Harvester Funds"), which seek to implement the Matrix by investing in other funds in the Seligman Group. The fee rate charged to the Time Horizon/Harvester Funds is lower than that proposed for the Funds. However, the Manager explained that it was willing to manage the Time Horizon/Harvester Funds for a reduced fee because it also benefited from the investment by those funds in the underlying Seligman Group of Funds, whereas the Funds would invest in unaffiliated ETFs that would not directly benefit the Manager. The directors also noted that the Manager had agreed in respect of both groups of funds to waive a portion of its management fee or reimburse expenses with the consequence that the Manager was unlikely to receive the full amount of its fee in respect of any of the funds.

The directors also considered the total estimated expense ratio of each Fund in comparison to the fees and expenses of third party funds of funds. The directors recognized that the expense ratio information for the Funds potentially reflected on the Manager's provision of services, as the Manager is responsible for coordinating services provided to the Fund by others. They also reviewed the expenses of the underlying ETFs in which the Funds would invest. The comparative information showed that the estimated total expense ratio for the Funds (before expenses of the underlying ETFs, but giving effect to the Manager's contractual agreement to limit expenses) was well within the range of the expense ratios for the third-party funds of funds, although somewhat higher than the median.

The directors also considered the expenses of the underlying ETFs and the aggregate expenses that would be borne by investors in the Funds when the expenses of the underlying ETFs were added to a Fund's expense ratio, and they noted that the expense ratios of the ETFs were generally relatively low, ranging from 0.09 to 0.75%. The Manager explained that limited information was available about the expense ratios of the funds in which the third party funds of funds invested, but it noted that many of the third party funds of funds invested in actively managed funds, which generally have higher expense ratios than ETFs. The Manager added that, in the few cases where information about underlying investments was provided in a third party funds of funds' expense table, the expense ratios disclosed were materially higher than those of the ETFs in which the Funds proposed to invest.

In considering the expense ratios of the Funds, the directors noted that the Funds have elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the Seligman Group of Funds, and the directors noted that the arrangement with SDC was expected to provide the Funds and their shareholders with a consistently high level of service.

Economies of Scale

The directors noted that the management fee schedules for the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Funds' operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The directors also noted that the advisory agreements for many third party funds of funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the breakpoints in the Funds' fee rate schedule were acceptable under each Fund's circumstances.

Principal Underwriter

Seligman Advisors, Inc. ("Seligman Advisors"), an affiliate of the Manager, located at 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund of the Series and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of the Manager, which is itself an affiliated person of the Series. Those individuals identified above under "Management Information" as directors or officers of the Series and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager


Under the Management Agreement, subject to the control of the Board of Directors, the Manager manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities (e.g., the Underlying ETFs, US Government securities and short-term instruments) consistent with each Fund's investment objective(s) and policies, and administers its business and other affairs. The Manager provides the Series with such office space, administrative and other services and executive and other personnel as are necessary for Series operations. The Manager pays all of the compensation of directors of the Series who are employees or consultants of the Manager and of the officers and employees of the Series. The Manager also provides senior management for SDC, the Series' shareholder service agent.


Service Agreements

There are no other management-related service contracts under which services are provided to the Series.

Other Investment Advice


No person or persons, other than directors, officers, or employees of the Manager, regularly advise the Series or the Manager with respect to each Fund's investments.


Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Fund, as set forth below:

Class A shares:

                                                                 Regular Dealer
                                 Sales Charge     Sales Charge    Reallowance
                                   as a % of      as a % of Net    as a % of
Amount of Purchase             Offering Price(1) Amount Invested Offering Price
------------------             ----------------- --------------- --------------
Less than $50,000                    4.75%            4.99%           4.25%
$50,000 - $99,999                    4.00             4.17            3.50
$100,000 - $249,999                  3.50             3.63            3.00
$250,000 - $499,999                  2.50             2.56            2.25
$500,000 - $999,999                  2.00             2.04            1.75
$1,000,000 and over                    0                0               0
--------
(1) "Offering Price" is the amount that you actually pay for each Fund's shares; it includes the initial sales charge.

Class C shares:

                                                                 Regular Dealer
                                 Sales Charge     Sales Charge    Reallowance
                                   as a % of      as a % of Net    as a % of
Amount of Purchase             Offering Price(1) Amount Invested Offering Price
------------------             ----------------- --------------- --------------
Less than $100,000                   1.00%            1.01%           1.00%
$100,000 - $249,999                  0.50             0.50            0.50
$250,000 - $999,999                    0                0               0
--------
(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge with respect to Class C shares if sold through Level Load Intermediaries (as defined below).

Seligman Services is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares.

Rule 12b-1 Plan

Each Fund has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of such Fund's Class A, Class B, Class C, Class D and Class R shares, respectively. (There are no such fees in respect of each Fund's Class I shares). Payments by each Fund under its 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund;
(2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to the Fund's shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Funds. The Manager, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that the Manager receives from each Fund, respectively. Payments made by each Fund under its 12b-1 Plan are intended to be used to encourage sales of shares of each Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares of the Fund may not be used to pay expenses incurred solely in respect of any other class of the Fund, or any other Seligman mutual fund. Expenses attributable to more than one class of a Fund are allocated between the classes of the Fund in accordance with a methodology approved by the Series' Board of Directors. Expenses of distribution activities that benefit both a Fund and other Seligman mutual funds will be allocated among the applicable funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, each Fund, with respect to its Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of such Fund's Class A shares. These fees are used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Board of Directors. Each Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If a Fund's 12b-1 Plan is terminated in respect of its Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to its Class A shares.

Class B

Class B shares of the Funds have been authorized by the Board of Directors but are not currently being offered.


Under the 12b-1 Plan, each Fund, with respect to its Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund's Class B shares. The fee is comprised of (1) a distribution fee equal to 0.75% per annum substantially all of which is paid directly to one or more third parties that have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of Class B shares of each Fund (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004 and in respect of only those shares of the Funds issued in exchange for Class B shares of the Seligman Funds originally sold prior to August 1, 2004, a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of each Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any year each Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If a Fund's 12b-1 Plan is terminated in respect of its Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors or the Purchasers with respect to its Class B shares.


Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. The fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined under "Purchase, Redemption and Pricing of Shares"), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing

Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund.

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of each Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year each Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

If the 12b-1 Plan is terminated in respect of Class C shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to its Class C shares.

Class D

Under the 12b-1 Plan, each Fund, with respect to its Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund's Class D shares. The fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders of the Fund over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of a Fund.

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of each Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year each Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to its Class D shares.

Class R

Under the 12b-1 Plan, each Fund, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:


Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors.


The amounts expended by Seligman Advisors in any one year with respect to Class R shares of each Fund may exceed the 12b-1 fees paid by such Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year no Fund is obligated to pay any 12b-1 fees in excess of the fees described above.

If the 12b-1 Plan is terminated in respect of Class R shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by such Fund to Seligman Advisors with respect to Class R shares.


The 12b-1 Plans were approved on September 15, 2005 in respect of TargETFund 2025, TarETFund 2015 and TargETFund Core, and September __, 2006 in respect of TargETFund 2045 and TargETFund 2035 by the Board of Directors of the Series, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Series and who have no direct or indirect financial interest in the operation of the 12b-1 Plans or in any agreement related to the 12b-1 Plans (the "Qualified Directors") and by the sole shareholder of each of TargETFund 2025, TarETFund 2015 and TargETFund Core on September 15, 2005 and TargETFund 2045 and TargETFund 2035 on September __, 2006. The 12b-1 Plans will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Series, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plans may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of the Class. If the amount payable in respect of Class A shares under the 12b-1 Plans is proposed to be increased materially, the Funds will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plans as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors.

The 12b-1 Plans require that the Treasurer of the Series shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Series be made by such disinterested Directors.

Seligman Services acts as the broker/dealer of record for shareholder accounts of the Funds that do not have a designated financial advisor. As such, it receives compensation from each Fund pursuant to its 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services.

Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Funds. SDC charges the Funds at cost for its services. Certain officers and directors of the Funds are also officers and directors of SDC.

                               Portfolio Manager


For the purposes of this discussion, each member of the Portfolio Team is referred to as a "portfolio manager." The following table sets forth certain additional information with respect to the portfolio managers of the Series. Unless noted otherwise, all information is provided as of August 31, 2006.


Other Accounts Managed by Portfolio Manager. The table below identifies, for the portfolio managers, the number of accounts managed (other than the Series) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account.


TO BE UPDATED THROUGH 8/31/06



                        Registered Investment              Other Pooled
Portfolio Manager             Companies                 Investment Vehicles              Other Accounts
-----------------  -------------------------------- ---------------------------- -------------------------------

Charles W. Kadlec       Registered Investment        Pooled Investment Vehicles        Other Accounts with
                            Companies with             with $ in assets under      approximately $ million in
                      approximately $ million in            management.                total assets under
                       assets under management.                                            management.

John B. Cunningham      Registered Investment        Pooled Investment Vehicles        Other Accounts with
                            Companies with          with $ in total assets under   approximately $ million in
                   approximately $ billion in total         management.                total assets under
                       assets under management.                                            management.

Gary Terpening          Registered Investment        Pooled Investment Vehicles        Other Accounts with
                      Companies with $ in total     with $ in total assets under approximately $ in total assets
                       assets under management.             management.                 under management.


Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between the portfolio managers' management of the Series' investments and investments in other accounts.

Compensation:


As compensation for his responsibilities, including those relating to his responsibilities as a member of the Board of Directors and Management Committee of the Manager, and Chief Executive Officer and a member of the Board of Directors of both Seligman Advisors, Inc. and Seligman Services, Inc., and those relating to his portfolio management responsibilities in respect of the Series and one other investment company, Mr. Kadlec received a fixed base salary and discretionary bonus for the year ended December 31, 2005.

Mr. Kadlec's discretionary bonus is subjective and based on numerous qualitative and quantitative factors, including the evaluation of Mr. Kadlec's performance of his other responsibilities not related to the Series. Other factors, which have no pre-determined weightings and may apply differently from year to year, may include, among other things, the Manager's overall profitability, profitability attributable to one other investment company and such other investment company's relative investment performance versus one or more competitive universes or benchmarks.

For the year ended December 31, 2005, as compensation for his responsibilities, including those relating to his responsibilities as Chief Investment Officer of the Manager, Mr. Cunningham received a base salary and a bonus. The amount of Mr. Cunningham's bonus was based on (i) a guaranteed minimum amount; (ii) a performance component based on the weighted average pre-tax investment performance of three investment companies (other than the Series) for which Mr. Cunningham serves as portfolio manager as compared to the funds constituting the Lipper Large-Cap Core Index (or an otherwise agreed upon appropriate group of funds) for 2005 and (iii) a potential discretionary component.

Mr. Terpening received a fixed base salary and discretionary bonus for the year ended December 31, 2005.

Discretionary bonuses for investment professionals are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person may include, among other things, evaluation of a portfolio manager's performance of non-portfolio management responsibilities, the portfolio manager's relative pre-tax investment performance versus one or more competitive universes or benchmarks (except that no such benchmarks were used in respect of the Funds in determining any discretionary bonus payable in 2005); and Seligman's overall profitability and profitability attributable to the assets under management for the portfolio manager's investment team.


The structure of a portfolio manager's compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Series have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Series ("Other Accounts"). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Series. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.


Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio mangers may devote unequal time and attention to the portfolio management of client accounts.


[TO BE UPDATED THROUGH AUGUST 31, 2006] Securities Ownership. the portfolio managers do not yet own shares of the Funds.


                   Brokerage Allocation and Other Practices

Brokerage Transactions

The Manager will seek the most favorable price and execution in the purchase and sale of securities. When two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell these same securities at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Fixed-income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. To the extent the Funds invest directly in US Government securities or short-term instruments, the Funds will engage in transactions with these dealers or deal directly with the issuers. Prices paid to dealers generally include a "spread," i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time.


In over-the-counter markets, the Series deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from, or sell securities to, dealers acting as principal in accordance with applicable law.

The Series is new; therefore, the Funds have not paid brokerage commissions to others for execution, research and statistical services.

Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Funds. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

As the Series is new, no Fund has acquired securities of regular brokers or dealers or of their parents.

                      Capital Stock and Other Securities

Capital Stock

The Directors of the Series are authorized to issue, create and classify shares of capital stock in separate funds without further action by shareholders. Shares of capital stock of each Fund have a par value of

$.001 and are divided into six classes, designated as Class A common stock, Class B common stock, Class C common stock, Class D common stock, Class I common stock and Class R common stock. Each share of a Fund's Class A, Class B, Class C, Class D, Class I and Class R common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Series' Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares have non-cumulative voting rights for the election of directors. Each outstanding share will be fully paid and non-assessable, and freely transferable. There are no preferential liquidation, conversion or prescriptive rights.

Other Securities

The Series has no authorized securities other than the above-mentioned common stock.

                  Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.


Employee and Family Members. Class A shares of each Fund of the Series may be issued without a sales charge and in amounts less than the investment minimums set forth in the prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Funds, the other investment companies in the Seligman Group, and the Manager and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.


If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:


Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a "single person" in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of Seligman Cash Management Fund), (ii) the current net asset value of the Class A and Class B shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds described in the prospectus (the "Breakpoint Discount").


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

The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.


Letter of Intent. This program allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of a Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event that you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in the escrow after shares, with a value equal to the amount of the outstanding sales charge, are redeemed by the transfer agent. This program also applies separately to Class C shares. Accordingly, for the purpose of determining eligibility for a Breakpoint Discount with respect to Class C shares, no other share class will be aggregated with Class C shares. See the Class C sales charge schedule of Breakpoint Discounts in the applicable Prospectus.

Persons Entitled to Reductions. Reductions in initial sales charges apply to purchases of Class A shares and, independently, Class C shares in an account held by a "single person". Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A "single person" includes an individual; members of a family unit comprising, husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered "single persons" for this purpose. The uniform criteria are as follows:


   1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Series prospectus, reports, and other shareholder communications.

   2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Funds 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

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

   3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.


Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Funds may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or
(2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of a Fund's shares. Sales to eligible employee benefit plans are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However,
Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

BISYS Plans. Plans that (i) own Class B shares of any Seligman mutual fund and
(ii) participate in Seligman Growth 401(k) through BISYS' third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within eighteen months prior to plan termination.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Series' shareholder service agent. Contributions or account information for plan participation also should be transmitted to SDC by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.


Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in a Fund's shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4) to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of a Fund's shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided the Manager or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of a Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9) to certain "eligible employee benefit plans" as discussed above;

(10)to those partners and employees of outside counsel to the Series or its directors or trustees who regularly provide advice and services to the Series, to other funds managed by the Manager, or to their directors or trustees; and

(11)in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.


CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more, alone or through a volume discount, Right of Accumulation or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination, except that any such plan that is or was a separate account client of Seligman at the time of initial investment in a Seligman mutual fund (or within the prior 30 days) will not be subject to a CDSC on redemption of any shares. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.


See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Although authorized by the Board of Directors, Class B shares are not currently being offered. The following discussion regarding Class B shares would apply only if such shares are offered for sale in the future:

Class B shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                                   CDSC
--------------------                                                   ----
Less than 1 year......................................................  5%
1 year or more but less than 2 years..................................  4%
2 years or more but less than 3 years.................................  3%
3 years or more but less than 4 years.................................  3%
4 years or more but less than 5 years.................................  2%
5 years or more but less than 6 years.................................  1%
6 years or more.......................................................  0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

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

Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of a Fund are exchanged for Class B shares of another Seligman mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of each Fund exercising the exchange privilege will continue to be subject to such Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of each Fund acquired by exchange will be subject to such Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C


Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as defined below). In addition, in connection with the purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not convert to Class A shares.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: A.G. Edwards & Sons, Inc., Advest, Inc., Bear, Stearns & Co. Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc., Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., Ryan Beck & Co., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.


Class D


Class D shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not convert to Class A shares.

Class I

Class I shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. Class I shares are not subject to CDSCs or distribution and/or service (12b-1) fees. However, Class I shares are only offered to certain investors, as described in the Series' Class I prospectus.

Class R


Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan's initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not convert to Class A shares.


Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders of each Fund who reinvest both their dividends and capital gain distributions to purchase additional shares of each Fund, respectively, may use the Fund's Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, Class D and Class R shares of each Fund of the Series (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2) in connection with (1) distributions from retirement plans qualified under
    Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
    Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age
    70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Series;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5) in whole or in part, in connection with systematic withdrawals;


(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence;

(8) on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan level termination; and

(9) on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund.


If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.


Payment in Securities. In addition to cash, a Fund may accept securities in payment for that Fund's shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge).

Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if the Manager determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Funds would not accept securities with a value of less than $100,000 per issue in payment for shares. Each Fund may reject in whole or in part offers to pay for its shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities of the Funds. Any securities accepted by a Fund in payment for that Fund's shares will have an active and substantial market and have a value which is readily ascertainable.


Offering Price

When you buy or sell shares of each Fund, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class of a Fund is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Fund, including the management fee paid by the Funds, are accrued daily and taken into account for the purpose of determining their respective NAVs. The NAV of Class B, Class C, Class D and Class R shares of the Funds will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. The NAV of the Class I shares will generally be higher than that of the Class A shares as Class I shares have no 12b-1 fees and may have lower expenses.


Each Fund's portfolio securities are generally valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by Seligman based on quotations provided by primary market makers in such securities. Fixed-income securities not listed on an exchange or securities market, or in which there were no transactions, are valued either by independent pricing services based on bid prices that consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve or by Seligman based on quotations provided by primary market makers in such securities. Generally, trading in US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the shares of each Fund are generally determined at such times. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value such security at fair value as determined in accordance with procedures approved by the Board of Directors. These fair value procedures may be used to determine the value of a security in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, or extreme market volatility. Foreign currency exchange rates are also determined in accordance with procedures approved by the Board of Directors.

Short-term obligations of the Funds with 60 days or less remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and then will be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value.

For purposes of determining the net asset value per share of each Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars on the basis of a pricing service that takes into account the quotes provided by a number of major banks.

Specimen Price Make-Up

Under the current distribution arrangements between the Series and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%/(1)/, respectively, and Class B, Class D, Class R and Class I shares are sold at NAV/(2)/. Using each Class's initial NAV, the maximum offering price of a Fund's shares is as follows:


                               TargETFund TargETFund TargETFund TargETFund TargETFund
                                  2045       2035       2025       2015       Core
                               ---------- ---------- ---------- ---------- ----------
Class A
Net asset value per share
  Maximum sales charge (4.75%    $7.14      $7.14      $7.14      $7.14      $7.14
  of offering price)              0.36       0.36       0.36       0.36       0.36
                                 -----      -----      -----      -----      -----
Offering price to public         $7.50      $7.50      $7.50      $7.50      $7.50
                                 =====      =====      =====      =====      =====
Class B
Net asset value and offering
  price per share/(2)/           $7.14      $7.14      $7.14      $7.14      $7.14
                                 =====      =====      =====      =====      =====
Class C
Net asset value per share        $7.14      $7.14      $7.14      $7.14      $7.14
Maximum sales charge (1.00%
  of offering price/(1)/)         0.07       0.07       0.07       0.07       0.07
                                 -----      -----      -----      -----      -----
Offering price to public         $7.21      $7.21      $7.21      $7.21      $7.21
                                 =====      =====      =====      =====      =====
Class D
Net asset value and offering
  price per share/(2)/           $7.14      $7.14      $7.14      $7.14      $7.14
                                 =====      =====      =====      =====      =====
Class I
Net asset value and offering
  price per share                $7.14      $7.14      $7.14      $7.14      $7.14
                                 =====      =====      =====      =====      =====
Class R
Net asset value and offering
  price per share/(2)/           $7.14      $7.14      $7.14      $7.14      $7.14
                                 =====      =====      =====      =====      =====

--------
(1) In addition to the 1.00% front-end sales charge, Class C shares (other than those sold through Level Load Intermediaries) are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares".

(2) Although authorized by the Board of Directors, Class B shares are not currently being offered. If offered for sale in the future, Class B shares would be subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares may be subject to a 1% CDSC on shares redeemed within one year of a retirement plan's initial purchase.


Redemption in Kind

The procedures for selling a Fund's shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities of the Funds and/or the Underlying ETFs is prevented by the closing of, or restricted trading on, the NYSE or any other exchange on which an Underlying ETF trades;
(ii) during periods of emergency which make the disposal by the Funds and/or Underlying ETFs of their shares impracticable or it is not reasonably practicable for the Funds and/or the Underlying ETFs to fairly determine the value of their respective net assets; or (iii) such other periods as ordered by the SEC for the protection of Fund shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Series' responsibility for the prevention of money laundering, you may be required by the Series, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Series or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from a Fund. The Series, by written notice to you, may suspend payment to you of any proceeds or distributions if the Series or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Series, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Series has no arrangements with any person to permit frequent trading of a Fund's shares.

                            Taxation of the Series


Each Fund either is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, each Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.


Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements a Fund must meet to qualify for such treatment. The information set forth in the Prospectuses and the following discussion relate solely to the US Federal income taxes on dividends and distributions by the Funds and assumes that each Fund qualifies as a regulated investment company.


Dividends from net investment income (other than "qualified dividend income") and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from a Fund's dividend income that would be eligible for the dividends received deduction if a Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations. To the extent designated as "qualified dividend income", they are generally eligible for the reduced tax rate applicable to such "qualified dividend income".

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Individual shareholders will be subject to federal tax distributions of net capital gains at a maximum rate of 15% if designated as derived from a Fund's capital gains from property held for more than one year and realized before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.


Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Each Fund is subject to a 4% nondeductible excise tax on the under-distribution of amounts required to be paid pursuant to a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending December 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Any gain or loss realized upon a sale or redemption of shares in each Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of each Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of such Fund.

In determining gain or loss on shares of each Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the exchange or reinstatement options offered by a Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the exchange or reinstatement options.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Funds may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the applicable Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any of its undistributed dividends and capital gain distributions. The Funds also reserves the right to close any account which does not have a certified taxpayer identification number.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Pursuant to the American Jobs Creation Act of 2004, with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund may designate distributions of short-term capital gains and "qualified interest income" as exempt from U.S. withholding tax when paid to foreign investors. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.


Each of Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025 and Seligman TargETFund 2015 (Target Date Funds) will automatically be combined with Seligman TargETFund Core during their respective target year. The Manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of TargETFund Core at net asset value, with the shares of TargETFund Core then distributed to shareholders of the applicable Target Date Fund. Based on current tax rules, the Manager expects the combination to be effected in a non-taxable transaction. Changes in such tax rules or applicable law or other developments could negatively impact the combination of Funds.


Due to the impossibility of predicting whether changes in law or other developments may impact the fairness or overall desirability of the combination of any two Funds ten or more years in the future, the Series' Board of Directors will evaluate each combination in the year it is scheduled to occur under the standards of Rule 17a-8 under the 1940 Act and general principles of fairness, and may approve modifications to the methodology or terminate the combination if it determines that doing so would be in the best interests of shareholders. Any modifications to the manner of combining Funds will be presented to shareholders for approval if such approval is required under applicable law.

                                 Underwriters

Distribution of Securities


The Series and Seligman Advisors are parties to a Distributing Agreement dated September 15, 2005, as amended on September __, 2006 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of the Funds' shares, which are offered continuously. As general distributor of the Funds' shares, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Compensation

The Series is new, so compensation information is not available.

Other Payments


Seligman Advisors pays authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Cash Management Fund, Inc.) of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; 0.80% of NAV sales from $2 million up to but not including $3 million; 0.50% of NAV sales from $3 million up to but not including $5 million; and 0.25% of NAV sales from $5 million and above. With respect to purchases of Class A shares of the funds of Seligman TargetHorizon ETF Portfolios, Inc., Seligman Advisors shall pay authorized dealers or investment advisors 0.25% on NAV sales attributable to such funds. Class A shares representing only an initial purchase of Seligman Cash Management Fund, Inc. are not eligible for the fees described above. Such shares will become eligible for the applicable fee described above once they are exchanged for Class A shares of another Seligman mutual fund. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors also pays authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the applicable fee described below are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund, Inc. are not eligible for the fees described below. Such shares will become eligible for the applicable fee described below once they are exchanged for Class A shares of another Seligman mutual fund. The payment is based on cumulative sales for each plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, in respect of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Cash Management Fund, Inc.) is as follows: 1.00% of sales up to but not including $2 million; 0.80% of sales from $2 million up to but not including $3 million; 0.50% of sales from $3 million up to but not including $5 million; and 0.25% of sales from $5 million and above. The payment schedule, for each calendar year, in respect of the funds of Seligman TargetHorizon ETF Portfolios, Inc. is 0.25% of sales.

The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.


The Manager and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to the Manager's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by the Manager. Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment;
(ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the prospectus.

The Manager and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by the Manager, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds, and other services provided by the Manager, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the Prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                        Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. As the Series is new, no performance information is available.

                             Financial Statements


The Mid-Year Report to shareholders for the period ended March 31, 2006 contains a portfolio of the investments of the Funds as of March 31, 2006, as well as certain other financial information as of this date. The financial statements and notes included in the Mid-Year Report, which are unaudited, are incorporated herein by reference. The Mid-Year Report will be furnished without charge to investors who request copies of this SAI.

                              General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Series. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for each Fund of the Series.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, has been selected as auditors of the Series. Their address is Two World Financial Center, New York, New York 10281.

                                  APPENDIX A


STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES ("S&P")

DEBT SECURITIES

S&P's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, in as much as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

  . Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  .   Nature of and provisions of the obligation;

  . Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
DEBT SECURITIES

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

PART C. OTHER INFORMATION

Item 23. Exhibits.


   All Exhibits listed below have been previously filed, except Exhibits marked with an asterisk (*), which will be filed by amendment.


(a)    *Amended and Restated Articles of Incorporation of Registrant.


(b) By-laws of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on September 22, 2005.)

(c) Instruments Defining Rights of Security Holders (See Item 23(a) and 23(b)). (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on September 22, 2005.)

(d)(1) Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on September 22, 2005.)

(e)(1) Form of Distribution Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on September 22, 2005.)


(e)(2) Form of Sales Agreement between Seligman Advisors, Inc. and Dealer/Bank. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(e)(3) Form of Retail Fund Participation Agreement by and among Hartford Life Insurance Company, the Registrant, Seligman Advisors, Inc. and Seligman Data Corporation. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(g)(1) Custody Agreement between Registrant and State Street Bank and Trust Company (the "Custody Agreement"). (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(g)(2) Amendment to Custody Agreement.

(h)    Not Applicable.


(i) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on September 22, 2005.)

(j)    Not Applicable


(k)    Not Applicable


(l) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class A, C, D, R and I shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on September 22, 2005.)


(m)(1) Administration, Shareholder Services and Distribution Plan of Registrant. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(2) Form of Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(3) Form of Services Agreement between Morgan Stanley Dean Witter and Seligman Advisors, Inc. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(4) Form of Selected Dealer Agreement between Merrill Lynch and Seligman Advisors, Inc. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(5) Form of Services Agreement between Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)


(m)(6) Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on September 22, 2005.)


(m)(7) Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corporation. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(8) Form of Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(9) Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corporation. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(10)Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(n) Plan of Multiple Classes of Shares (six Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(p)(1) Code of Ethics of the Registrant and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates. (Incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 28, 2005.)


       (Other Exhibits) (a) Powers of Attorney. (Incorporated by reference to
                            Registrant's Post-Effective Amendment No. 2 filed on September 22, 2005.)


Item 24. Persons Controlled by or Under Common Control with Registrant. None.

Item 25. Indemnification. Reference is made to the provisions of Article Twelfth of Registrant's Articles of Incorporation filed as an exhibit to Registrant's Registration Statement (as noted in Item 23 above) and
         Article VII of Registrant's By-laws filed as an exhibit to Registrant's Registration Statement (as noted in Item 23 above).

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of counsel the matter has be settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Seligman"), is the Registrant's investment adviser and is an investment adviser registered under the Investment Advisors Act of 1940, as amended (the "Advisors Act"). The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Item 26 of Post-Effective Amendment No. 43 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 30, 2006.


Item 27. Principal Underwriters.

(a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter follow: Seligman Cash Management Fund, Inc., Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc. and Seligman Value Fund Series, Inc.

(b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20: (Unless otherwise noted,: the principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.)

Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, custodian of the Registrant's cash and securities and also agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, maintains shareholder records for the Registrant.

Item 29. Management Services. Not applicable.

Item 30. Undertakings. Not applicable.

                            Seligman Advisors, Inc.
                             As of March 31, 2006

      (1)                     (2)                                (3)
Name and Principal      Positions and Offices            Positions and Offices
Business Address        with Underwriter                 with Registrant
------------------      -------------------------------  ---------------------
William C. Morris*      Chairman of the Board and         Chairman of the
                        Director                          Board
Brian T. Zino*          Director                          President, Director
                                                          and Chief Executive
                                                          Officer
David F. Stein*         Director                          None
Rodney G.D. Smith*      Director                          None
Charles W. Kadlec*      Managing Director and President   None
Richard M. Potocki*     Managing Director, Director of    None
                        Sales
Jonathan G. Evans*      Managing Director, Sales          None
Bruce M. Tuckey*        Managing Director, Sales          None
Andrew S. Veasy*        Managing Director, Sales          None
Thomas G. Rose*         Senior Vice President, Finance    Vice President
James R. Besher*        Senior Vice President, Regional   None
                        Sales Director
Gerald I. Cetrulo, III* Senior Vice President, Sales      None
Arthur A. Condron*      Senior Vice President, Director   None
                        of Wealth Management
Jeffrey S. Dean*        Senior Vice President, Director   None
                        of Operations and Business
                        Planning
Kenneth J. Dougherty*   Senior Vice President, Sales      None
T. Wayne Knowles*       Senior Vice President,            None
                        Divisional Sales Director

                            Seligman Advisors, Inc.
                             As of March 31, 2006

      (1)                       (2)                               (3)
Name and Principal        Positions and Offices           Positions and Offices
Business Address          with Underwriter                with Registrant
------------------        ------------------------------- ---------------------
Michelle L. McCann-Rappa* Senior Vice President,          None
                          Director of Marketing
Ronald W. Pond*           Senior Vice President,          None
                          Divisional Sales Director
Thomas P. Parnell*        Senior Vice President, Sales
J. Jeffery Rold*          Senior Vice President,          None
                          Divisional Sales Director
Jeffery C. Pleet*         Senior Vice President,          None
                          Regional Retirement Plans
                          Manager
Judith L. Lyon*           Senior Vice President, Sales    None
Joseph J. Williams, Jr.*  Senior Vice President, Sales    None
John H. Pierucki*         Senior Vice President,          None
                          Regional Sales
Marcie L. Blanco*         Vice President, Retirement      None
                          Plans Manager
Matthew K. Scott*         Vice President, Retirement      None
                          Plans Manager
Daniel R. Molloy*         Vice President, Retirement      None
                          Plans Manager
Michael J. Ferry*         Vice President, Regional        None
                          Retirement Plans Manager
Emily H. Calcagno*        Vice President, National        None
                          Accounts
Nicole C. Grogan*         Vice President, Manager, Sales  None
                          Administration and Planning
                          Managed Money
Peter J. Campagna*        Vice President, Portfolio       None
                          Advisory, Managed Money
Dina L. Cutrone*          Vice President, Retirement      None
                          Marketing
Helen Delman*             Vice President, Product Manager None
Matthew Witschel*         Vice President, Manager of      None
                          Internal Sales
Steven J. Ralff*          Vice President, Product Manager None
Paula A. Smith*           Senior Vice President,          None
                          Director of Retirement
John T. Szwed*            Vice President, Product Manager None
Gary A. Terpening*        Vice President, Director of     None
                          Business Development
William DeSanto*          Senior Vice President,          None
                          Director of Product Management
Sean C. Hausman*          Vice President, Regional Sales  None
Brian P. Karavlan*        Vice President, Regional Sales  None
Brian C. Kelleher*        Vice President, Regional Sales  None
Michael Loftus*           Vice President, Regional Sales  None
John Kielmeyer*           Vice President, Regional Sales  None
Jennifer Danzi*           Vice President, Regional Sales  None
Frank J. Nasta*           Director and Corporate          Secretary
                          Secretary
Paul B. Goucher*          Assistant Corporate Secretary   None
Jennifer G. Muzzey*       Assistant Corporate Secretary   None
Albert A. Pisano*         Senior Vice President, Chief    None
                          Compliance Officer
Katherine J. Shetler*     Vice President and Treasurer    None
Julie S. Rosenberg*       Assistant Treasurer             None
Lawrence P. Vogel*        Assistant Treasurer             Vice President and
                                                          Treasurer
Richard C. Dluzniewski*   Assistant Treasurer             None
Jennie Haluska*           Assistant Treasurer             None

                            Seligman Advisors, Inc.
                             As of March 31, 2006

      (1)                (2)                                   (3)
Name and Principal Positions and Offices               Positions and Offices
Business Address   with Underwriter                    with Registrant
------------------ ----------------------------------- ---------------------
Sandra Floris*     Assistant Vice President, Order     None
                   Desk
Keith R. Landry*   Vice President, Manager, Order Desk None
Karen Billias*     Vice President, Retirement          None
                   Consultant, Desk Manager
Seth J. Barron*    Assistant Vice President, Wealth    None
                   Management Services
Lisa M. MacDonald* Assistant Vice President, Sales     None
                   Administration and Planning
Oscar Lagos*       Assistant Vice President,           None
                   Operations
--------
* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c) Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 19/th/ day of July, 2006.


                                    SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.

                                    By: /s/ Brian T. Zino
                                        -----------------------------------
                                        Brian T. Zino, President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on July 19, 2006.


Signature                                Title
---------                                -----

/s/ Brian T. Zino                        President, Director and Chief
---------------------------------------  Executive Officer (Principal
Brian T. Zino                            Executive Officer)

/s/ William C. Morris                    Chairman of the Board and Director
---------------------------------------
William C. Morris

/s/ Lawrence P. Vogel                    Treasurer (Principal Financial and
---------------------------------------  Accounting Officer)
Lawrence P. Vogel



John R. Galvin, Director     )
Alice S. Ilchman, Director   )
Frank A. McPherson, Director )
Betsy S. Michel, Director    )   /s/ Brian T. Zino
                                 -------------------------------
Leroy C. Richie, Director    )   Brian T. Zino, Attorney-in-Fact
Robert L. Shafer, Director   )
James N. Whitson, Director   )